UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Cash Reserve Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

LMM-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	4.0%
A-1	96.1%
Not Rated	0.0%
Cash & Other	(0.1)%

Maturity breakdown (u)
0 - 7 days	34.0%
8 - 29 days	30.5%
30 - 59 days	9.5%
60 - 89 days	12.8%
90 - 366 days	13.3%
Other Assets Less Liabilities	(0.1)%

(a)	The composition table shows the percentage of portfolio assets falling within each rating category. Included in each rating category are short-term debt securities, the ratings of which are based on the short-term credit quality ratings of the securities’ issuers. For repurchase agreements, the credit quality is based on the short-term rating of the counterparty with which MFS trades the repurchase agreement. Each short-term debt security is assigned a rating in accordance with the following ratings hierarchy: If the issuer is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Cash and other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are converted to the S&P scale and are subject to change.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MARKET ENVIRONMENT

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

3

PERFORMANCE SUMMARY THROUGH 8/31/10

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge) (w)	Current 7-day yield (w)
A	9/07/93	0.00%	0.00%
B	12/29/86	0.00%	0.00%
C	4/01/96	0.00%	0.00%
R1	4/01/05	0.00%	0.00%
R2	4/01/05	0.00%	0.00%
R3	4/01/05	0.00%	0.00%
R4	4/01/05	0.00%	0.00%
529A	7/31/02	0.00%	0.00%
529B	7/31/02	0.00%	0.00%
529C	7/31/02	0.00%	0.00%

Share Class	1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (x)	(4.00)%
C With CDSC (1% for 12 months) (x)	(1.00)%
529B With CDSC ( Declining over six year from 4% to 0%) (x)	(4.00)%
529C With CDSC (1% for 12 months) (x)	(1.00)%

4

Performance Summary – continued

Class R1, R2, R3, R4, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

CDSC – Contingent Deferred Sales Charge.

(w)	Total return and yield were less than 0.01%.
(x)	Assuming redemption at the end of the applicable period.

Yields quoted are based on the latest seven days ended as of August 31, 2010, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

5

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
A	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
B	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
C	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
R1	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
R2	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
R3	Actual	0.28%	$1,000.00	$1,000.00	$1.41
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43
R4	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
529A	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
529B	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48
529C	Actual	0.29%	$1,000.00	$1,000.00	$1.46
	Hypothetical (h)	0.29%	$1,000.00	$1,023.74	$1.48

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

7

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Certificates of Deposit - 3.1%
Issuer	Shares/Par	Value ($)

Major Banks - 3.1%
Abbey National Treasury Services PLC (US Branch), 0.46%, due 9/17/10	$7,770,000	$7,770,000
Abbey National Treasury Services PLC (US Branch), 0.45%, due 9/24/10	7,900,000	7,900,000
Total Certificates of Deposit, at Amortized Cost and Value		$15,670,000

Commercial Paper (y) - 53.2%
Automotive - 3.0%
Toyota Motor Credit Corp., 0.21%, due 9/17/10	$5,032,000	$5,031,530
Toyota Motor Credit Corp., 0.24%, due 10/29/10	10,369,000	10,364,991

		$15,396,521
Conglomerates - 3.0%
United Technologies Corp., 0.18%, due 9/22/10 (t)	$15,329,000	$15,327,390

Consumer Products - 3.0%
Procter & Gamble Co., 0.23%, due 12/16/10 (t)	$15,436,000	$15,425,546

Electronics - 1.8%
Emerson Electric Co., 0.19%, due 9/10/10 (t)	$8,995,000	$8,994,573

Financial Institutions - 2.0%
General Electric Capital Corp., 0.2%, due 9/17/10	$10,186,000	$10,185,095

Food & Beverages - 5.5%
Coca-Cola Co., 0.21%, due 9/16/10 (t)	$8,278,000	$8,277,276
Coca-Cola Co., 0.36%, due 10/06/10 (t)	6,988,000	6,985,554
Pepsico, Inc., 0.19%, due 9/17/10 (t)	13,000,000	12,998,902

		$28,261,732
Major Banks - 16.1%
ANZ National (International) Ltd., 0.42%, due 9/24/10	$15,641,000	$15,636,803
Bank of America Corp., 0.41%, due 10/12/10	15,553,000	15,545,738
BNP Paribas/New York Branch, 0.29%, due 11/24/10	15,374,000	15,363,597
JPMorgan Chase & Co., 0.26%, due 9/16/10	4,777,000	4,776,482
Toronto Dominion Holdings (U.S.A.), Inc., 0.3%, due 11/15/10 (t)	15,553,000	15,543,279

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper (y) - continued
Major Banks - continued
Westpac Banking Corp., 0.24%, due 11/10/10 (t)	$15,394,000	$15,386,816

		$82,252,715
Medical Equipment - 0.9%
Merck & Co., Inc., 0.21%, due 9/10/10 (t)	$4,784,000	$4,783,749

Network & Telecom - 0.4%
AT&T, Inc., 0.2%, due 9/07/10 (t)	$2,201,000	$2,200,927

Other Banks & Diversified Financials - 11.1%
Bank of Nova Scotia, 0.2%, due 9/10/10	$6,279,000	$6,278,686
Bank of Nova Scotia, 0.275%, due 11/08/10	9,100,000	9,095,273
Citigroup Funding, Inc., 0.42%, due 10/21/10	15,710,000	15,700,836
Rabobank USA Financial Corp., 0.26%, due 11/15/10	10,399,000	10,393,367
UBS Finance Delaware LLC, 0.53%, due 9/22/10	15,544,000	15,539,194

		$57,007,356
Personal Computers & Peripherals - 1.5%
Hewlett Packard Co., 0.19%, due 9/17/10 (t)	$7,683,000	$7,682,351

Retailers - 3.0%
Wal-Mart Stores, Inc., 0.18%, due 9/13/10 (t)	$15,329,000	$15,328,080

Tobacco - 1.9%
Philip Morris International, Inc., 0.23%, due 9/27/10 (t)	$9,875,000	$9,873,360
Total Commercial Paper, at Amortized Cost and Value		$272,719,395

U.S. Government Agencies and Equivalents (y) - 22.6%
Fannie Mae, 0.2%, due 2/22/11	$15,370,000	$15,355,143
Fannie Mae, 0.21%, due 2/09/11	15,200,000	15,185,725
Fannie Mae, 0.22%, due 3/01/11	6,500,000	6,492,810
Fannie Mae, 0.25%, due 9/01/10	16,000,000	16,000,000
Fannie Mae, 0.26%, due 9/01/10	15,000,000	15,000,000
Freddie Mac, 0.3%, due 4/26/11	15,600,000	15,569,190
Freddie Mac, 0.23%, due 9/01/10	16,200,000	16,200,000
Freddie Mac, 0.25%, due 9/02/10	16,000,000	15,999,889
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$115,802,757

9

Portfolio of Investments – continued

Floating Rate Demand Notes - 3.2%
Issuer	Shares/Par	Value ($)

East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.20%, due 9/01/10	$9,700,000	$9,700,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.20%, due 9/01/10	5,300,000	5,300,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “A”, 0.21%, due 9/01/10	1,300,000	1,300,000
Total Floating Rate Demand Notes, at Amortized Cost and Value		$16,300,000

Repurchase Agreements - 18.0%
Bank of America Corp., 0.24%, dated 8/31/10, due 9/01/10, total to be received $51,313,342 (secured by U.S. Treasury and Federal Agency obligations valued at $52,339,461 in a jointly traded account)	$51,313,000	$51,313,000
Goldman Sachs, 0.24%, dated 8/31/10, due 9/01/10, total to be received $41,183,275 (secured by U.S. Treasury and Federal Agency obligations valued at $42,006,681 in a jointly traded account)	41,183,000	41,183,000
Total Repurchase Agreements, at Cost and Value		$92,496,000
Total Investments, at Amortized Cost and Value		$512,988,152

Other Assets, Less Liabilities - (0.1)%		(506,117)
Net Assets - 100.0%		$512,482,035

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$420,492,152
Repurchase agreements, at cost and value	92,496,000
Total investments, at amortized cost and value	$512,988,152
Cash	820
Receivables for
Fund shares sold	1,135,040
Interest	10,530
Receivable from investment adviser	149,116
Other assets	1,557
Total assets	$514,285,215
Liabilities
Payables for fund shares reacquired	$1,568,207
Payable to affiliates
Shareholder servicing costs	180,275
Administrative services fee	451
Payable for independent Trustees’ compensation	20,112
Accrued expenses and other liabilities	34,135
Total liabilities	$1,803,180
Net assets	$512,482,035
Net assets consist of
Paid-in capital	$512,709,740
Accumulated net realized gain (loss) on investments	(207,598)
Accumulated distributions in excess of net investment income	(20,107)
Net assets	$512,482,035
Shares of beneficial interest outstanding	512,712,237

	Net assets	Shares outstanding	Net asset value per share
Class A	$141,831,959	141,903,162	$1.00
Class B	66,600,764	66,647,844	1.00
Class C	50,195,621	50,225,437	1.00
Class R1	30,232,984	30,242,634	1.00
Class R2	109,361,866	109,399,009	1.00
Class R3	90,331,115	90,362,084	1.00
Class R4	6,171,643	6,173,355	1.00
Class 529A	9,919,095	9,920,664	1.00
Class 529B	1,613,324	1,613,638	1.00
Class 529C	6,223,664	6,224,410	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$1,459,887
Expenses
Management fee	$2,192,241
Distribution and service fees	2,792,083
Program manager fees	15,381
Shareholder servicing costs	1,138,049
Administrative services fee	89,105
Independent Trustees’ compensation	23,896
Custodian fee	90,815
Shareholder communications	41,909
Auditing fees	32,334
Legal fees	10,938
Miscellaneous	153,411
Total expenses	$6,580,162
Fees paid indirectly	(211)
Reduction of expenses by investment adviser and distributor	(5,120,233)
Net expenses	$1,459,718
Net investment income	$169
Net realized gain (loss) on investment transactions	$1,037
Change in net assets from operations	$1,206

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment income	$169	$1,268,542
Net realized gain (loss) on investments	1,037	(184,390)
Change in net assets from operations	$1,206	$1,084,152
Distributions declared to shareholders
From net investment income	$(22,677)	$(1,268,542)
From tax return of capital	(490)	—
Total distributions declared to shareholders	$(23,167)	$(1,268,542)
Change in net assets from fund share transactions	$(108,281,987)	$20,458,239
Total change in net assets	$(108,303,948)	$20,273,849
Net assets
At beginning of period	620,785,983	600,512,134
At end of period (including accumulated distributions in excess of net investment income of $20,107 and $0, respectively)	$512,482,035	$620,785,983

See Notes to Financial Statements

13

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.31		3.43	5.06		4.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85		0.72		0.87	0.83		0.89
Expenses after expense reductions (f)	0.27		0.39		0.47	0.43		0.49
Net investment income	0.00	(w)	0.33		3.29	4.94		4.14
Net assets at end of period (000 omitted)	$141,832		$173,135		$189,684	$136,204		$114,481

See Notes to Financial Statements

14

Financial Highlights – continued

Class B	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.10		2.40	4.02		3.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69		1.72		1.86	1.83		1.89
Expenses after expense reductions (f)	0.27		0.60		1.46	1.43		1.49
Net investment income	0.00	(w)	0.08		2.44	3.94		3.09
Net assets at end of period (000 omitted)	$66,601		$104,696		$112,707	$154,176		$222,661

See Notes to Financial Statements

15

Financial Highlights – continued

Class C	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.10		2.40	4.02		3.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69		1.72		1.87	1.83		1.89
Expenses after expense reductions (f)	0.27		0.60		1.47	1.43		1.49
Net investment income	0.00	(w)	0.08		2.18	3.94		3.14
Net assets at end of period (000 omitted)	$50,196		$70,005		$79,091	$60,390		$56,456

See Notes to Financial Statements

16

Financial Highlights – continued

Class R1	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.10		2.35	3.91		3.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69		1.72		1.91	1.97		2.09
Expenses after expense reductions (f)	0.27		0.58		1.51	1.53		1.59
Net investment income	0.00	(w)	0.09		2.10	3.82		3.15
Net assets at end of period (000 omitted)	$30,233		$29,457		$27,361	$8,538		$898

See Notes to Financial Statements

17

Financial Highlights – continued

Class R2	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.03	$0.04		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.01)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.03	$0.04		$0.03
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.04)		$(0.03)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.04)		$(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.17		2.86	4.38		3.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19		1.22		1.41	1.52		1.63
Expenses after expense reductions (f)	0.27		0.51		1.01	1.09		1.13
Net investment income	0.00	(w)	0.15		2.58	4.28		3.73
Net assets at end of period (000 omitted)	$109,362		$120,476		$98,825	$36,027		$4,909

See Notes to Financial Statements

18

Financial Highlights – continued

Class R3	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.23		3.12	4.63		3.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94		0.97		1.15	1.23		1.28
Expenses after expense reductions (f)	0.27		0.45		0.75	0.83		0.88
Net investment income	0.00	(w)	0.20		2.82	4.53		4.06
Net assets at end of period (000 omitted)	$90,331		$104,062		$82,454	$32,545		$1,019

See Notes to Financial Statements

19

Financial Highlights – continued

Class R4	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.31		3.39	4.96		4.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68		0.72		0.90	0.93		0.99
Expenses after expense reductions (f)	0.27		0.38		0.50	0.53		0.59
Net investment income	0.00	(w)	0.23		3.24	4.80		4.03
Net assets at end of period (000 omitted)	$6,172		$5,697		$4,094	$3,717		$53

See Notes to Financial Statements

20

Financial Highlights – continued

Class 529A	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.03	$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.28		3.23	4.80		3.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03		1.12		1.40	1.44		1.49
Expenses after expense reductions (f)	0.27		0.40		0.65	0.68		0.74
Net investment income	0.00	(w)	0.19		3.05	4.69		3.92
Net assets at end of period (000 omitted)	$9,919		$6,926		$3,777	$2,548		$2,135

See Notes to Financial Statements

21

Financial Highlights – continued

Class 529B	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.08		2.21	3.77		2.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79		1.83		2.04	2.09		2.14
Expenses after expense reductions (f)	0.27		0.51		1.64	1.69		1.74
Net investment income	0.00	(w)	0.04		1.91	3.69		2.88
Net assets at end of period (000 omitted)	$1,613		$1,942		$700	$328		$297

See Notes to Financial Statements

22

Financial Highlights – continued

Class 529C	Years ended 8/31
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Net realized and unrealized gain (loss) on investments	0.00	(w)	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.02	$0.04		$0.03
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
From tax return of capital	(0.00	)(w)	—		—	—		—
Total distributions declared to shareholders	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.08		2.21	3.76		2.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78		1.83		2.04	2.09		2.14
Expenses after expense reductions (f)	0.27		0.52		1.64	1.68		1.74
Net investment income	0.00	(w)	0.04		1.85	3.69		2.89
Net assets at end of period (000 omitted)	$6,224		$4,391		$1,820	$814		$688

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and 0.01%, respectively.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Cash Reserve Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short Term Securities	$—	$512,988,152	$—	$512,988,152

24

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

25

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income, expenses, or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to the timing of recognition of certain expenses.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/10	8/31/09
Ordinary income (including any short-term capital gains)	$22,677	$1,268,542
Tax return of capital (b)	490	—
Total distributions	$23,167	$1,268,542

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$512,988,152
Capital loss carryforwards	(207,598)
Other temporary differences	(20,107)

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/15	$(219)
8/31/16	(22,989)
8/31/17	(184,390)
$(207,598)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as

26

Notes to Financial Statements – continued

reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 8/31/10	Year ended 8/31/09	Year ended 8/31/10	Year ended 8/31/09
Class A	$6,567	$632,992	$139	$—
Class B	3,645	111,198	73	—
Class C	2,323	78,898	49	—
Class R1	1,155	25,840	26	—
Class R2	4,372	182,897	99	—
Class R3	3,865	207,009	85	—
Class R4	226	15,469	5	—
Class 529A	281	12,012	7	—
Class 529B	81	621	2	—
Class 529C	162	1,606	5	—
Total	$22,677	$1,268,542	$490	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

During the year ended August 31, 2010, MFS voluntarily waived receipt of $2,192,241 of the fund’s management fee to avoid a negative yield. This amount is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.00% of the fund’s average daily net assets.

To avoid a negative yield for the year ended August 31, 2010 , MFS voluntarily agreed to reduce certain other fund expenses in the amount of $117,665, which is shown as a reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributers, Inc. (MFD) for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

27

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$248,727
Class B	0.75%	0.25%	1.00%	0.00%	820,341
Class C	0.75%	0.25%	1.00%	0.00%	552,175
Class R1	0.75%	0.25%	1.00%	0.00%	289,560
Class R2	0.25%	0.25%	0.50%	0.00%	553,349
Class R3	—	0.25%	0.25%	0.00%	236,878
Class 529A	—	0.25%	0.25%	0.00%	20,919
Class 529B	0.75%	0.25%	1.00%	0.00%	18,449
Class 529C	0.75%	0.25%	1.00%	0.00%	51,685
Total Distribution and Service Fees					$2,792,083

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets. Effective January 1, 2010, the service fee rate for Class A is 0.25%. MFD has agreed in writing to reduce the Class A service fee rate to 0.00%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2010. This reduction amounted to $248,727 which is shown as a reduction of total expenses in the Statement of Operations. Prior to January 1, 2010, payment of the 0.25% annual Class A service fee was not in effect. MFD has agreed in writing to reduce the Class 529A service fee rate to 0.00%. The written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2010. For the year ended August 31, 2010, this waiver amounted to $20,919 and is reflected as a reduction of total expenses in the Statement of Operations. During the year ended August 31, 2010, MFD voluntarily waived receipt of $2,522,437 of the fund’s distribution and service fees in order to avoid a negative yield for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C shares. This amount is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares acquired through an exchange may be subject to a contingent deferred sales charge (CDSC) upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

Amount
Class A	$—
Class B	309,956
Class C	11,113
Class 529B	1,108
Class 529C	90

28

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. During the year ended August 31, 2010 MFD voluntarily waived a receipt of $15,381 of the fund’s program manager fees, in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. This amount is reflected as a reduction of total expenses in the Statement of Operations. The program manager fees incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.00% of average daily net assets for each of the fund’s 529 share classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2010, were as follows:

Amount
Class 529A	$8,368
Class 529B	1,845
Class 529C	5,168
Total Program Manager Fees	$15,381

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $411,318, which equated to 0.0751% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $726,731.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

29

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $2,330 and is included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $20,100 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,933 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,863, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $8,369,516,316 and $8,419,324,682, respectively.

30

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	67,811,504	$67,811,516	161,730,623	$161,730,659
Class B	34,447,545	34,447,545	138,214,631	138,214,631
Class C	29,118,542	29,118,542	96,716,541	96,716,541
Class R1	18,665,394	18,665,394	26,331,930	26,331,930
Class R2	65,575,281	65,575,281	112,067,569	112,067,569
Class R3	48,952,936	48,952,936	104,847,806	104,847,806
Class R4	4,994,689	4,994,689	9,795,915	9,795,915
Class 529A	6,903,031	6,903,031	6,292,783	6,292,783
Class 529B	366,627	366,627	1,777,078	1,777,078
Class 529C	4,332,541	4,332,541	4,950,767	4,950,767
	281,168,090	$281,168,102	662,725,643	$662,725,679
Shares issued to shareholders in reinvestment of distributions
Class A	6,185	$6,185	595,074	$595,074
Class B	3,379	3,379	100,373	100,373
Class C	2,082	2,082	75,102	75,102
Class R1	1,173	1,173	25,779	25,779
Class R2	4,413	4,413	181,340	181,340
Class R3	3,908	3,908	206,284	206,284
Class R4	231	231	15,425	15,425
Class 529A	283	283	11,977	11,977
Class 529B	83	83	615	615
Class 529C	167	167	1,597	1,597
	21,904	$21,904	1,213,566	$1,213,566

31

Notes to Financial Statements – continued

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(99,114,040)	$(99,114,042)	(178,817,174)	$(178,817,175)
Class B	(72,542,130)	(72,542,144)	(146,292,001)	(146,292,055)
Class C	(48,927,616)	(48,927,616)	(105,852,969)	(105,852,969)
Class R1	(17,889,771)	(17,889,771)	(24,253,400)	(24,253,400)
Class R2	(76,689,598)	(76,689,598)	(90,566,134)	(90,566,134)
Class R3	(62,684,367)	(62,684,367)	(83,420,395)	(83,420,395)
Class R4	(4,519,609)	(4,519,609)	(8,207,762)	(8,207,762)
Class 529A	(3,909,889)	(3,909,889)	(3,154,669)	(3,154,669)
Class 529B	(695,191)	(695,191)	(535,728)	(535,729)
Class 529C	(2,499,766)	(2,499,766)	(2,380,718)	(2,380,718)
	(389,471,977)	$(389,471,993)	(643,480,950)	$(643,481,006)
Net change
Class A	(31,296,351)	$(31,296,341)	(16,491,477)	$(16,491,442)
Class B	(38,091,206)	(38,091,220)	(7,976,997)	(7,977,051)
Class C	(19,806,992)	(19,806,992)	(9,061,326)	(9,061,326)
Class R1	776,796	776,796	2,104,309	2,104,309
Class R2	(11,109,904)	(11,109,904)	21,682,775	21,682,775
Class R3	(13,727,523)	(13,727,523)	21,633,695	21,633,695
Class R4	475,311	475,311	1,603,578	1,603,578
Class 529A	2,993,425	2,993,425	3,150,091	3,150,091
Class 529B	(328,481)	(328,481)	1,241,965	1,241,964
Class 529C	1,832,942	1,832,942	2,571,646	2,571,646
	(108,281,983)	$(108,281,987)	20,458,259	$20,458,239

Effective at the close of business February 27, 2009, the sale of fund shares have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $7,459 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

32

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the portfolios comprising MFS Series Trust I) (the “Fund”) as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 18, 2010

33

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

34

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

35

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

36

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

38

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Edward O’Dette

39

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

40

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 2nd quintile for five-year period ended December 31, 2009 relative to the Lipper performance universe.

41

Board Review of Investment Advisory Agreement – continued

Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well

42

Board Review of Investment Advisory Agreement – continued

as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

43

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

44

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

45

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Core Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

RGI-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.1%
Exxon Mobil Corp.	2.9%
Johnson & Johnson	1.9%
JPMorgan Chase & Co.	1.9%
Abbott Laboratories	1.8%
Philip Morris International, Inc.	1.6%
Target Corp.	1.6%
Danaher Corp.	1.5%
Colgate-Palmolive Co.	1.5%
Bank of America Corp.	1.5%

(s)	Equity sector includes common stocks and securities sold short.

Equity sectors
Financial Services	16.8%
Technology (s)	16.4%
Health Care	11.9%
Energy	9.2%
Consumer Staples	8.1%
Utilities & Communications	7.2%
Retailing	6.7%
Industrial Goods & Services (s)	6.6%
Leisure	5.9%
Basic Materials	5.3%
Transportation	2.6%
Special Products & Services	2.2%
Autos & Housing	0.5%

Percentages are based on net assets as of 8/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2010, Class A shares of the MFS Core Equity Fund (the “fund”) provided a total return of 6.27%, at net asset value. This compares with a return of 5.64% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to

3

Management Review – continued

weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Contributors to Performance

Stock selection in the technology sector was a positive factor for performance relative to the benchmark. An overweighted position in computer and electronics maker Apple and not owning poor-performing wireless communications software company QUALCOMM were among the fund’s top contributing factors. The fund’s timing of ownership in shares of business intelligence software maker MicroStrategy (h) also aided relative returns. MicroStrategy outperformed the benchmark during the early part of the reporting period as the company reported better-than-expected quarterly profits.

Although stock selection in the utilities and communications and special products and services sectors also bolstered relative returns, no individual stocks within these sectors were among the fund’s top relative contributors.

Stocks in other sectors that benefited relative performance included real estate company Entertainment Properties Trust, air cargo and aircraft operation solutions provider Atlas Air Worldwide Holdings (h), and medical device manufacturer NxStage Medical. During the reporting period, NxStage Medical reported a strong year-over-year increase in revenue driven by the company’s at-home hemodialysis products and its critical care unit. The fund’s timing of ownership in shares of financial services firm Citigroup and iron ore mining company Cliffs Natural Resources also helped. Not owning financial services firm Wells Fargo & Co., and underweighting integrated oil and gas company Exxon Mobil, also contributed to relative returns as both stocks underperformed the benchmark.

Detractors from Performance

Over the reporting period, no broad economic sectors stood out as materially detracting from relative performance. Individual stocks that held back relative results included computer maker Dell (h), marine fuel logistics company Aegean Marine Petroleum Network (b), and financial services company Bank of America. Shares of Bank of America fell, in part, due to the uncertainty of the financial reform bill. The fund’s timing of ownership in shares of network storage company Compellent Technologies (h) and biotechnology company Genzyme (h) also weighed on relative results.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

4

Management Review – continued

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/10

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	6.27%	0.12%	(0.28)%	N/A
B	1/02/97	5.49%	(0.56)%	(0.94)%	N/A
C	1/02/97	5.40%	(0.57)%	(0.94)%	N/A
I	1/02/97	6.47%	0.44%	0.06%	N/A
R1	4/01/05	5.43%	(0.61)%	N/A	0.28%
R2	10/31/03	5.97%	(0.13)%	N/A	2.83%
R3	4/01/05	6.25%	0.11%	N/A	1.02%
R4	4/01/05	6.40%	0.37%	N/A	1.28%
Comparative benchmark
Russell 3000 Index (f)		5.64%	(0.72)%	(1.26)%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	0.16%	(1.06)%	(0.87)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	1.49%	(0.88)%	(0.94)%	N/A
C With CDSC (1% for 12 months) (x)	4.40%	(0.57)%	(0.94)%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period

7

Performance Summary – continued

end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
A	Actual	1.24%	$1,000.00	$963.74	$6.14
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
B	Actual	1.99%	$1,000.00	$960.85	$9.84
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
C	Actual	1.99%	$1,000.00	$959.86	$9.83
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	0.99%	$1,000.00	$965.10	$4.90
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R1	Actual	1.99%	$1,000.00	$959.83	$9.83
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
R2	Actual	1.49%	$1,000.00	$962.39	$7.37
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
R3	Actual	1.24%	$1,000.00	$963.67	$6.14
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R4	Actual	0.97%	$1,000.00	$963.98	$4.80
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)

Aerospace - 2.9%
Goodrich Corp.	47,870	$3,278,138
Honeywell International, Inc.	108,270	4,232,274
Lockheed Martin Corp.	37,730	2,622,990
Precision Castparts Corp.	25,950	2,937,021
Textron, Inc.	76,000	1,297,320
United Technologies Corp.	96,750	6,309,068

		$20,676,811
Airlines - 0.4%
Copa Holdings S.A., “A”	32,150	$1,568,277
UAL Corp. (a)	53,830	1,140,658

		$2,708,935
Apparel Manufacturers - 0.7%
NIKE, Inc., “B”	52,040	$3,642,800
Phillips-Van Heusen Corp.	23,700	1,082,616

		$4,725,416
Biotechnology - 1.7%
Amgen, Inc. (a)	173,130	$8,836,555
Gilead Sciences, Inc. (a)	102,720	3,272,659

		$12,109,214
Broadcasting - 1.8%
CBS Corp., “B”	154,300	$2,132,426
Discovery Communications, Inc., “A” (a)	43,350	1,636,462
Walt Disney Co.	287,640	9,374,188

		$13,143,076
Brokerage & Asset Managers - 1.4%
Affiliated Managers Group, Inc. (a)	22,314	$1,432,782
Charles Schwab Corp.	88,130	1,124,539
CME Group, Inc.	9,790	2,428,703
Franklin Resources, Inc.	20,840	2,011,268
GFI Group, Inc.	361,810	1,620,909
LaBranche & Co., Inc. (a)	136,250	530,013
TradeStation Group, Inc. (a)	128,440	753,943

		$9,902,157

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - 1.9%
Accenture Ltd., “A”	61,450	$2,249,070
Dun & Bradstreet Corp.	34,650	2,283,435
MasterCard, Inc., “A”	20,770	4,119,937
Paychex, Inc.	147,000	3,658,830
Western Union Co.	92,140	1,444,755

		$13,756,027
Cable TV - 1.1%
Comcast Corp., “Special A”	248,360	$3,991,145
DIRECTV, “A” (a)	101,880	3,863,290

		$7,854,435
Chemicals - 2.5%
Celanese Corp.	121,720	$3,249,924
Ecolab, Inc.	106,580	5,051,892
Monsanto Co.	179,250	9,437,513

		$17,739,329
Computer Software - 3.9%
Adobe Systems, Inc. (a)	129,200	$3,586,592
Autodesk, Inc. (a)	235,570	6,537,067
Intuit, Inc. (a)	89,620	3,835,736
Oracle Corp.	409,150	8,952,202
VeriSign, Inc. (a)	188,600	5,493,918

		$28,405,515
Computer Software - Systems - 7.2%
Apple, Inc. (a)	92,090	$22,411,943
EMC Corp. (a)	465,720	8,494,733
Hewlett-Packard Co.	273,360	10,518,893
International Business Machines Corp.	65,470	8,067,868
NICE Systems Ltd., ADR (a)	87,200	2,336,960

		$51,830,397
Construction - 0.5%
Martin Marietta Materials, Inc.	11,600	$849,120
NVR, Inc. (a)	1,820	1,099,571
Sherwin-Williams Co.	25,730	1,810,877

		$3,759,568

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - 2.2%
Avon Products, Inc.	180,440	$5,250,804
Colgate-Palmolive Co.	147,870	10,918,721

		$16,169,525
Consumer Services - 0.3%
Apollo Group, Inc., “A” (a)	20,200	$858,096
DeVry, Inc.	27,810	1,059,839

		$1,917,935
Electrical Equipment - 2.3%
AMETEK, Inc.	49,080	$2,109,949
Danaher Corp.	303,730	11,034,511
Sensata Technologies Holding B.V. (a)	224,810	3,792,545

		$16,937,005
Electronics - 2.2%
First Solar, Inc. (a)	36,090	$4,614,107
Hittite Microwave Corp. (a)	15,960	679,098
Intel Corp.	133,740	2,369,873
Linear Technology Corp.	112,590	3,225,704
Microchip Technology, Inc.	177,060	4,902,791

		$15,791,573
Energy - Independent - 2.5%
Alpha Natural Resources, Inc. (a)	23,850	$885,550
Anadarko Petroleum Corp.	56,870	2,615,451
Apache Corp.	41,910	3,765,613
CONSOL Energy, Inc.	19,330	622,426
Massey Energy Co.	26,880	772,800
Noble Energy, Inc.	24,260	1,692,863
Occidental Petroleum Corp.	58,910	4,305,143
QEP Resources, Inc.	103,900	3,016,217
Walter Energy, Inc.	9,490	683,660

		$18,359,723
Energy - Integrated - 4.8%
Chevron Corp.	139,080	$10,314,173
Exxon Mobil Corp. (s)	356,552	21,093,616
Marathon Oil Corp.	115,600	3,524,644

		$34,932,433

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Engineering - Construction - 1.4%
Fluor Corp.	179,710	$8,025,849
North American Energy Partners, Inc. (a)	210,740	1,770,216

		$9,796,065
Food & Beverages - 3.6%
Coca-Cola Co.	165,320	$9,244,694
General Mills, Inc.	130,340	4,713,094
Kellogg Co.	80,480	3,998,246
PepsiCo, Inc. (s)	125,669	8,065,436

		$26,021,470
Food & Drug Stores - 0.9%
Walgreen Co.	149,700	$4,023,936
Whole Foods Market, Inc. (a)	71,790	2,497,574

		$6,521,510
Gaming & Lodging - 0.9%
International Game Technology	120,090	$1,753,314
Las Vegas Sands Corp. (a)	85,560	2,423,915
Marriott International, Inc., “A”	71,270	2,281,353

		$6,458,582
General Merchandise - 2.2%
Kohl’s Corp. (a)	92,220	$4,332,496
Target Corp.	222,970	11,407,145

		$15,739,641
Health Maintenance Organizations - 0.5%
Aetna, Inc.	46,510	$1,242,747
WellPoint, Inc. (a)	50,320	2,499,898

		$3,742,645
Insurance - 4.4%
ACE Ltd.	138,000	$7,378,860
Aflac, Inc.	69,530	3,285,292
Allied World Assurance Co. Holdings Ltd.	82,060	4,133,362
Aon Corp.	249,540	9,043,330
Chubb Corp.	71,260	3,927,851
MetLife, Inc.	31,700	1,191,920
Prudential Financial, Inc.	56,050	2,834,449

		$31,795,064

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - 1.5%
Google, Inc., “A” (a)	23,380	$10,521,468

Leisure & Toys - 0.5%
Hasbro, Inc.	82,970	$3,348,669

Machinery & Tools - 0.3%
Bucyrus International, Inc.	42,820	$2,461,722

Major Banks - 6.2%
Bank of America Corp.	875,960	$10,905,702
Bank of New York Mellon Corp.	137,848	3,345,571
Goldman Sachs Group, Inc.	53,660	7,348,200
JPMorgan Chase & Co. (s)	368,410	13,395,388
KeyCorp	447,280	3,296,454
State Street Corp.	75,410	2,645,383
SunTrust Banks, Inc.	157,340	3,538,577

		$44,475,275
Medical & Health Technology & Services - 1.4%
DaVita, Inc. (a)	53,820	$3,477,848
Express Scripts, Inc. (a)	58,180	2,478,468
Medco Health Solutions, Inc. (a)	15,130	657,852
Patterson Cos., Inc.	78,410	1,982,989
VCA Antech, Inc. (a)	86,080	1,701,802

		$10,298,959
Medical Equipment - 3.0%
Becton, Dickinson & Co.	53,060	$3,618,161
Medtronic, Inc.	126,540	3,983,479
NxStage Medical, Inc. (a)	35,417	558,526
NxStage Medical, Inc. (a)	268,500	4,234,245
St. Jude Medical, Inc. (a)	110,750	3,828,628
Thermo Fisher Scientific, Inc. (a)	90,220	3,800,066
Waters Corp. (a)	23,970	1,450,664

		$21,473,769
Metals & Mining - 1.1%
Cliffs Natural Resources, Inc.	37,290	$2,281,775
Steel Dynamics, Inc.	18,390	251,943
Teck Resources Ltd., “B”	89,090	2,980,110
United States Steel Corp.	58,070	2,468,556

		$7,982,384

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 0.4%
Niska Gas Storage Partners LLC	42,260	$797,869
Williams Cos., Inc.	117,030	2,121,754

		$2,919,623
Network & Telecom - 1.8%
Cisco Systems, Inc. (a)	508,320	$10,191,816
F5 Networks, Inc. (a)	18,810	1,644,558
Tellabs, Inc.	193,800	1,375,980

		$13,212,354
Oil Services - 1.9%
Halliburton Co.	239,560	$6,757,988
National Oilwell Varco, Inc.	53,090	1,995,653
Noble Corp.	50,920	1,584,630
Schlumberger Ltd.	65,760	3,506,981

		$13,845,252
Other Banks & Diversified Financials - 2.0%
American Express Co.	53,300	$2,125,071
Cathay General Bancorp, Inc.	334,430	3,207,184
EuroDekania Ltd. (a)(z)	580,280	1,135,444
Marshall & Ilsley Corp.	490,830	3,214,937
Sterling Bancshares, Inc.	467,420	2,318,403
Zions Bancorporation	112,400	2,071,532

		$14,072,571
Pharmaceuticals - 5.3%
Abbott Laboratories	265,130	$13,081,514
Johnson & Johnson	236,480	13,484,090
Pfizer, Inc.	445,176	7,091,654
Teva Pharmaceutical Industries Ltd., ADR	94,700	4,789,926

		$38,447,184
Precious Metals & Minerals - 0.2%
Goldcorp, Inc.	24,860	$1,099,309

Printing & Publishing - 0.7%
Moody’s Corp.	104,140	$2,201,520
MSCI, Inc., “A” (a)	106,570	3,186,443

		$5,387,963

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 1.4%
Aegean Marine Petroleum Network, Inc.	203,130	$3,024,606
Canadian National Railway Co.	59,970	3,659,369
Union Pacific Corp.	50,320	3,670,341

		$10,354,316
Real Estate - 2.5%
Annaly Mortgage Management, Inc., REIT	250,070	$4,346,217
Entertainment Properties Trust, REIT	201,640	8,688,668
Kilroy Realty Corp., REIT	81,410	2,532,665
Mack-Cali Realty Corp., REIT	90,160	2,781,436

		$18,348,986
Restaurants - 0.9%
McDonald’s Corp.	92,390	$6,750,013

Specialty Chemicals - 1.5%
Air Products & Chemicals, Inc.	43,200	$3,198,096
Praxair, Inc.	91,470	7,869,164

		$11,067,260
Specialty Stores - 2.9%
Abercrombie & Fitch Co., “A”	87,810	$3,038,226
Amazon.com, Inc. (a)	40,400	5,043,132
Dick’s Sporting Goods, Inc. (a)	54,400	1,331,168
Home Depot, Inc.	180,000	5,005,800
J. Crew Group, Inc. (a)	46,100	1,405,589
Limited Brands, Inc.	136,530	3,222,108
Staples, Inc.	86,540	1,537,816

		$20,583,839
Telecommunications - Wireless - 0.3%
Cellcom Israel Ltd.	54,570	$1,497,401
Sprint Nextel Corp. (a)	191,130	779,810

		$2,277,211
Telephone Services - 2.7%
American Tower Corp., “A” (a)	96,300	$4,512,618
AT&T, Inc.	374,200	10,114,626
Qwest Communications International, Inc.	917,310	5,182,802

		$19,810,046

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 2.3%
Philip Morris International, Inc.	223,880	$11,516,387
Reynolds American, Inc.	93,430	5,095,672

		$16,612,059
Trucking - 0.8%
Expeditors International of Washington, Inc.	105,460	$4,175,161
Werner Enterprises, Inc.	97,220	1,938,567

		$6,113,728
Utilities - Electric Power - 3.5%
American Electric Power Co., Inc.	126,010	$4,462,014
Calpine Corp. (a)	100,260	1,275,307
CenterPoint Energy, Inc.	213,150	3,152,488
CMS Energy Corp.	212,117	3,712,047
PG&E Corp.	95,690	4,474,464
PPL Corp.	92,170	2,503,337
Public Service Enterprise Group, Inc.	57,172	1,827,217
Wisconsin Energy Corp.	69,570	3,877,832

		$25,284,706
Total Common Stocks (Identified Cost, $757,987,361)		$717,542,717

Convertible Preferred Stocks - 0.6%
Other Banks & Diversified Financials - 0.3%
Citigroup, Inc., 7.5%	20,000	$2,289,000

Utilities - Electric Power - 0.3%
PPL Corp., 9.5%	37,820	$2,150,445
Total Convertible Preferred Stocks (Identified Cost, $4,469,275)		$4,439,445

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	238,798	$238,798
Total Investments (Identified Cost, $762,695,434)		$722,220,960

Securities Sold Short - (0.5)%
Electrical Equipment - (0.2)%
Emerson Electric Co.	(38,200)	$(1,782,030)

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Securities Sold Short - continued
Electronics - (0.2)%
Vishay Intertechnology, Inc. (a)	(226,200)	$(1,739,478)
Total Securities Sold Short (Proceeds Received, $3,746,587)		$(3,521,508)

Other Assets, Less Liabilities - 0.6%		4,161,112
Net Assets - 100.0%		$722,860,564

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At August 31, 2010, the value of securities pledged amounted to $1,380,861.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Current Market Value
EuroDekania Ltd.	3/08/07-6/25/07	$8,173,430	$1,135,444
% of Net Assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $762,456,636)	$721,982,162
Underlying funds, at cost and value	238,798
Total investments, at value (identified cost, $762,695,434)	$722,220,960
Deposits with brokers for securities sold short	3,947,936
Receivables for
Investments sold	2,405,961
Fund shares sold	409,654
Dividends	1,345,368
Other assets	2,334
Total assets	$730,332,213
Liabilities
Payables for
Dividends on securities sold short	$23,517
Securities sold short, at value (proceeds received, $3,746,587)	3,521,508
Investments purchased	1,435,572
Fund shares reacquired	1,813,473
Payable to affiliates
Investment adviser	24,716
Shareholder servicing costs	381,270
Distribution and service fees	14,846
Administrative services fee	617
Payable for independent Trustees’ compensation	134,198
Accrued expenses and other liabilities	121,932
Total liabilities	$7,471,649
Net assets	$722,860,564
Net assets consist of
Paid-in capital	$1,007,984,069
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(40,249,395)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(249,119,655)
Undistributed net investment income	4,245,545
Net assets	$722,860,564
Shares of beneficial interest outstanding	50,129,605

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$547,295,506	37,432,602	$14.62
Class B	55,327,354	4,099,396	13.50
Class C	59,264,990	4,424,555	13.39
Class I	16,291,156	1,070,819	15.21
Class R1	3,687,664	275,558	13.38
Class R2	14,012,625	977,782	14.33
Class R3	26,572,796	1,821,141	14.59
Class R4	408,473	27,752	14.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.51 [100 / 94.25 x $14.62]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$14,133,148
Interest	1,047,255
Dividends from underlying funds	9,052
Foreign taxes withheld	(34,349)
Total investment income	$15,155,106
Expenses
Management fee	$4,853,402
Distribution and service fees	3,027,588
Shareholder servicing costs	2,226,572
Administrative services fee	123,792
Independent Trustees’ compensation	46,198
Custodian fee	134,632
Shareholder communications	153,327
Auditing fees	49,429
Legal fees	13,690
Dividend and interest expense on securities sold short	58,704
Miscellaneous	161,736
Total expenses	$10,849,070
Fees paid indirectly	(49)
Reduction of expenses by investment adviser	(58,041)
Net expenses	$10,790,980
Net investment income	$4,364,126
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$63,796,143
Securities sold short	728,247
Foreign currency transactions	27,776
Net realized gain (loss) on investments and foreign currency transactions	$64,552,166
Change in unrealized appreciation (depreciation)
Investments	$(20,037,965)
Securities sold short	225,079
Translation of assets and liabilities in foreign currencies	(25,100)
Net unrealized gain (loss) on investments and foreign currency translation	$(19,837,986)
Net realized and unrealized gain (loss) on investments and foreign currency	$44,714,180
Change in net assets from operations	$49,078,306

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment income	$4,364,126	$5,738,362
Net realized gain (loss) on investments and foreign currency transactions	64,552,166	(223,983,510)
Net unrealized gain (loss) on investments and foreign currency translation	(19,837,986)	43,205,196
Change in net assets from operations	$49,078,306	$(175,039,952)
Distributions declared to shareholders
From net investment income	$(5,590,368)	$(3,543,509)
Change in net assets from fund share transactions	$(86,157,234)	$(13,414,881)
Total change in net assets	$(42,669,296)	$(191,998,342)
Net assets
At beginning of period	765,529,860	957,528,202
At end of period (including undistributed net investment income of $4,245,545 and $5,447,896, respectively)	$722,860,564	$765,529,860

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.87	$16.75	$19.83	$18.17	$17.88
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.12	$0.09	$0.04	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	(2.92)	(1.71)	3.01	1.06
Total from investment operations	$0.87	$(2.80)	$(1.62)	$3.05	$1.09
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.08)	$—	$—	$—
From net realized gain on investments	—	—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.12)	$(0.08)	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$14.62	$13.87	$16.75	$19.83	$18.17
Total return (%) (r)(s)(t)	6.27	(16.55)	(8.94)	17.26	6.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.36	1.24	1.26	1.37
Expenses after expense reductions (f)	1.23	1.21	1.21	1.26	1.36
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.22	1.21	N/A	N/A	N/A
Net investment income	0.68	1.03	0.52	0.22	0.15
Portfolio turnover	77	109	86	283	138
Net assets at end of period (000 omitted)	$547,296	$559,572	$650,476	$766,202	$146,355

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Years ended 8/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$12.80		$15.45	$18.52	$17.16	$17.03
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$0.05	$(0.02)	$(0.08)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.71		(2.70)	(1.59)	2.83	1.02
Total from investment operations	$0.70		$(2.65)	$(1.61)	$2.75	$0.93
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$—	$—
From net realized gain on investments	—		—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.00	)(w)	$—	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$13.50		$12.80	$15.45	$18.52	$17.16
Total return (%) (r)(s)(t)	5.49		(17.15)	(9.55)	16.49	5.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99		2.07	1.88	1.90	2.02
Expenses after expense reductions (f)	1.98		1.90	1.86	1.90	2.02
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.97		1.90	N/A	N/A	N/A
Net investment income (loss)	(0.06)		0.42	(0.14)	(0.46)	(0.50)
Portfolio turnover	77		109	86	283	138
Net assets at end of period (000 omitted)	$55,327		$79,608	$162,122	$325,525	$49,192

See Notes to Financial Statements

24

Financial Highlights – continued

Class C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.75	$15.38	$18.44	$17.09	$16.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.04	$(0.02)	$(0.08)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	(2.67)	(1.58)	2.82	1.01
Total from investment operations	$0.69	$(2.63)	$(1.60)	$2.74	$0.92
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$—	$—	$—
From net realized gain on investments	—	—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.05)	$—	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$13.39	$12.75	$15.38	$18.44	$17.09
Total return (%) (r)(s)(t)	5.40	(17.10)	(9.54)	16.50	5.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.06	1.89	1.90	2.02
Expenses after expense reductions (f)	1.98	1.91	1.86	1.90	2.02
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.97	1.91	N/A	N/A	N/A
Net investment income (loss)	(0.07)	0.34	(0.14)	(0.45)	(0.50)
Portfolio turnover	77	109	86	283	138
Net assets at end of period (000 omitted)	$59,265	$63,993	$79,213	$107,948	$16,613

See Notes to Financial Statements

25

Financial Highlights – continued

Class I	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.43	$17.47	$20.54	$18.72	$18.33
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.17	$0.17	$0.11	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.79	(3.06)	(1.78)	3.10	1.10
Total from investment operations	$0.94	$(2.89)	$(1.61)	$3.21	$1.19
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$—	$—	$—
From net realized gain on investments	—	—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.16)	$(0.15)	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$15.21	$14.43	$17.47	$20.54	$18.72
Total return (%) (r)(s)	6.47	(16.29)	(8.56)	17.63	6.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.06	0.89	0.92	1.01
Expenses after expense reductions (f)	0.98	0.91	0.86	0.92	1.01
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.97	0.91	N/A	N/A	N/A
Net investment income	0.93	1.32	0.88	0.58	0.50
Portfolio turnover	77	109	86	283	138
Net assets at end of period (000 omitted)	$16,291	$15,766	$17,269	$27,544	$4,763

See Notes to Financial Statements

26

Financial Highlights – continued

Class R1	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.75	$15.39	$18.45	$17.11	$17.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.04	$(0.03)	$(0.09)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	(2.68)	(1.57)	2.82	1.00
Total from investment operations	$0.69	$(2.64)	$(1.60)	$2.73	$0.90
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—	$—	$—
From net realized gain on investments	—	—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.06)	$—	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$13.38	$12.75	$15.39	$18.45	$17.11
Total return (%) (r)(s)	5.43	(17.15)	(9.53)	16.42	5.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.06	1.95	2.05	2.20
Expenses after expense reductions (f)	1.98	1.91	1.91	2.02	2.11
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.97	1.91	N/A	N/A	N/A
Net investment income (loss)	(0.07)	0.32	(0.18)	(0.51)	(0.61)
Portfolio turnover	77	109	86	283	138
Net assets at end of period (000 omitted)	$3,688	$3,735	$3,663	$2,543	$441

See Notes to Financial Statements

27

Financial Highlights – continued

Class R2	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.62	$16.45	$19.53	$17.97	$17.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.10	$0.06	$(0.01)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	(2.87)	(1.68)	2.96	1.06
Total from investment operations	$0.81	$(2.77)	$(1.62)	$2.95	$1.03
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.06)	$—	$—	$—
From net realized gain on investments	—	—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.10)	$(0.06)	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$14.33	$13.62	$16.45	$19.53	$17.97
Total return (%) (r)(s)	5.97	(16.71)	(9.08)	16.88	5.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.56	1.45	1.61	1.77
Expenses after expense reductions (f)	1.48	1.41	1.41	1.58	1.67
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.47	1.41	N/A	N/A	N/A
Net investment income (loss)	0.43	0.82	0.34	(0.05)	(0.15)
Portfolio turnover	77	109	86	283	138
Net assets at end of period (000 omitted)	$14,013	$15,483	$16,539	$9,492	$1,193

See Notes to Financial Statements

28

Financial Highlights – continued

Class R3	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.85	$16.73	$19.80	$18.15	$17.88
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.10	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	(2.91)	(1.71)	2.99	1.02
Total from investment operations	$0.87	$(2.78)	$(1.61)	$3.04	$1.07
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$—	$—	$—
From net realized gain on investments	—	—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.13)	$(0.10)	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$14.59	$13.85	$16.73	$19.80	$18.15
Total return (%) (r)(s)	6.25	(16.48)	(8.90)	17.22	6.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.32	1.19	1.36	1.37
Expenses after expense reductions (f)	1.23	1.16	1.17	1.36	1.37
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.22	1.16	N/A	N/A	N/A
Net investment income	0.68	1.07	0.57	0.24	0.27
Portfolio turnover	77	109	86	283	138
Net assets at end of period (000 omitted)	$26,573	$25,741	$28,185	$31,963	$22,646

See Notes to Financial Statements

29

Financial Highlights – continued

Class R4	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.98	$16.92	$19.96	$18.24	$17.90
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.10	$0.15	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(2.90)	(1.73)	3.00	1.07
Total from investment operations	$0.90	$(2.80)	$(1.58)	$3.11	$1.14
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.14)	$—	$—	$—
From net realized gain on investments	—	—	(1.46)	(1.39)	(0.80)
Total distributions declared to shareholders	$(0.16)	$(0.14)	$(1.46)	$(1.39)	$(0.80)
Net asset value, end of period	$14.72	$13.98	$16.92	$19.96	$18.24
Total return (%) (r)(s)	6.40	(16.28)	(8.67)	17.54	6.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.96	0.92	1.06	1.12
Expenses after expense reductions (f)	0.97	0.95	0.90	1.06	1.12
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.97	0.95	N/A	N/A	N/A
Net investment income	0.92	0.75	0.83	0.55	0.40
Portfolio turnover	77	109	86	283	138
Net assets at end of period (000 omitted)	$408	$1,633	$60	$66	$56

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended August 31, 2009 would have been lower by approximately 2.41%, 2.40%, 2.42%, 2.40%, 2.40%, 2.36%, 2.40% and 2.40%, respectively.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

31

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

32

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$690,093,753	$4,234,245	$—	$694,327,998
Canada	9,509,005	—	—	9,509,005
Israel	8,624,287	—	—	8,624,287
Netherlands	3,792,545	—	—	3,792,545
Greece	3,024,606	—	—	3,024,606
Panama	1,568,277	—	—	1,568,277
United Kingdom	—	—	1,135,444	1,135,444
Mutual Funds	238,798	—	—	238,798
Total Investments	$716,851,271	$4,234,245	$1,135,444	$722,220,960

Short Sales	$(3,521,508)	$—	$—	$(3,521,508)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/09	$1,218,717
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(83,273)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 8/31/10	$1,135,444

33

Notes to Financial Statements – continued

The net change in unrealized appreciation (depreciation) from investments still held as Level 3 at August 31, 2010 is $(83,273).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2010, this expense amounted to $58,704. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is

34

Notes to Financial Statements – continued

received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting

35

Notes to Financial Statements – continued

principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/10	8/31/09
Ordinary income (including any short-term capital gains)	$5,590,368	$3,543,509

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$763,760,381
Gross appreciation	42,999,508
Gross depreciation	(84,538,929)
Net unrealized appreciation (depreciation)	$(41,539,421)

Undistributed ordinary income	4,375,678
Capital loss carryforwards	(248,054,708)
Other temporary differences	94,946

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/16	$(48,648,322)
8/31/17	(98,363,235)
8/31/18	(101,043,151)
$(248,054,708)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009, in connection with the acquisition of the MFS New Endeavor Fund, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees.

36

Notes to Financial Statements – continued

The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

	From net investment income
	Year ended 8/31/10	Year ended 8/31/09
Class A	$4,779,998	$3,180,163
Class B	17,074	—
Class C	244,298	—
Class I	168,467	141,605
Class R1	17,743	—
Class R2	114,882	59,248
Class R3	229,697	161,981
Class R4	18,209	512
Total	$5,590,368	$3,543,509

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.61% of the fund’s average daily net assets.

Prior to January 1, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.21%	1.96%	1.96%	0.96%	1.96%	1.46%	1.21%	0.96%

This written agreement terminated on December 31, 2009. For the period September 1, 2009 through December 31, 2009 this reduction amounted to $53,922 and is reflected as a reduction of total expenses in the Statement of Operations.

37

Notes to Financial Statements – continued

Effective January 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.26%	2.01%	2.01%	1.01%	2.01%	1.51%	1.26%	1.01%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2011. For the period January 1, 2010 through August 31, 2010, the fund’s actual expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $92,147 for the year ended August 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,473,340
Class B	0.75%	0.25%	1.00%	1.00%	706,836
Class C	0.75%	0.25%	1.00%	1.00%	661,196
Class R1	0.75%	0.25%	1.00%	1.00%	38,903
Class R2	0.25%	0.25%	0.50%	0.50%	78,897
Class R3	—	0.25%	0.25%	0.25%	68,416
Total Distribution and Service Fees					$3,027,588

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to October 1, 1989 with respect to shares that were acquired as part of the reorganization of MFS Capital Opportunities Fund into MFS Core Equity Fund are subject to a service fee of 0.15% annually.

38

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

Amount
Class A	$773
Class B	99,826
Class C	3,035

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $1,019,203, which equated to 0.1288% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,207,369.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those

39

Notes to Financial Statements – continued

former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $10,107 and the Retirement Deferral plan resulted in an expense of $12,854. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $134,110 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,813 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,119, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $595,153,877 and $670,823,321, respectively.

40

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,624,997	$70,737,632	8,482,415	$100,729,655
Class B	369,255	5,211,852	738,200	8,054,369
Class C	364,466	5,048,103	297,337	3,281,371
Class I	63,817	1,002,331	116,989	1,586,423
Class R1	63,431	875,557	115,075	1,324,614
Class R2	211,483	3,147,778	339,614	4,100,924
Class R3	353,613	5,393,441	425,233	5,161,333
Class R4	16,813	258,836	140,923	1,794,179
	6,067,875	$91,675,530	10,655,786	$126,032,868

Shares issued in connection with acquisition of MFS New Endeavor Fund
Class A			3,289,862	$43,919,660
Class B			1,088,292	13,418,637
Class C			761,588	9,354,503
Class I			89,575	1,243,296
Class R1			6,912	84,898
Class R2			104,964	1,376,082
Class R3			24,998	333,257
Class R4			10,154	136,659
			5,376,345	$69,866,992

Shares issued to shareholders in reinvestment of distributions
Class A	292,183	$4,347,684	269,553	$2,911,168
Class B	1,183	16,329	—	—
Class C	15,133	207,482	—	—
Class I	10,343	159,905	12,549	140,677
Class R1	1,296	17,743	—	—
Class R2	7,679	112,189	5,425	57,610
Class R3	15,468	229,697	15,026	161,981
Class R4	215	3,215	47	512
	343,500	$5,094,244	302,600	$3,271,948

41

Notes to Financial Statements – continued

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(7,814,313)	$(118,185,321)	(10,537,901)	$(123,230,409)
Class B	(2,488,935)	(35,058,366)	(6,102,644)	(66,479,026)
Class C	(974,400)	(13,529,830)	(1,189,587)	(12,922,363)
Class I	(95,947)	(1,530,135)	(115,127)	(1,598,601)
Class R1	(82,019)	(1,128,598)	(67,217)	(733,426)
Class R2	(378,152)	(5,663,523)	(318,704)	(3,816,946)
Class R3	(406,135)	(6,095,268)	(291,286)	(3,338,374)
Class R4	(106,039)	(1,735,967)	(37,915)	(467,544)
	(12,345,940)	$(182,927,008)	(18,660,381)	$(212,586,689)

Net change
Class A	(2,897,133)	$(43,100,005)	1,503,929	$24,330,074
Class B	(2,118,497)	(29,830,185)	(4,276,152)	(45,006,020)
Class C	(594,801)	(8,274,245)	(130,662)	(286,489)
Class I	(21,787)	(367,899)	103,986	1,371,795
Class R1	(17,292)	(235,298)	54,770	676,086
Class R2	(158,990)	(2,403,556)	131,299	1,717,670
Class R3	(37,054)	(472,130)	173,971	2,318,197
Class R4	(89,011)	(1,473,916)	113,209	1,463,806
	(5,934,565)	$(86,157,234)	(2,325,650)	$(13,414,881)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $10,252 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

42

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,482,922	124,012,302	(126,256,426)	238,798

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,052	$238,798

(8)	Acquisitions

At close of business on July 24, 2009, the fund acquired all of the assets and liabilities of MFS New Endeavor Fund. The acquisition was accomplished by a tax-free exchange of 5,376,345 shares of the fund (valued at $69,866,992) for all of the assets and liabilities of MFS New Endeavor Fund. MFS New Endeavor Fund then distributed the shares of the fund that MFS New Endeavor Fund received from the fund to its shareholders. MFS New Endeavor Fund net assets on that date were $69,866,992, including $4,855,836 of unrealized appreciation, $36,477 of accumulated net investment income, and $51,958,958 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $745,938,537.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and

Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Core Equity Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 18, 2010

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

49

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Joseph MacDougall Katrina Mead

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

51

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ

52

Board Review of Investment Advisory Agreement – continued

from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the

53

Board Review of Investment Advisory Agreement – continued

MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

54

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

55

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

56

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Core Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

CGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	5.4%
Google, Inc., “A”	3.0%
Cisco Systems, Inc.	2.3%
McDonald’s Corp.	2.2%
International Business Machines Corp.	2.2%
Oracle Corp.	2.0%
Danaher Corp.	1.9%
Coca-Cola Co.	1.8%
Intuit, Inc.	1.8%
Praxair, Inc.	1.8%

Equity sectors
Technology	27.0%
Health Care	10.6%
Leisure	10.1%
Consumer Staples	9.4%
Industrial Goods & Services	7.5%
Retailing	6.6%
Basic Materials	5.8%
Financial Services	4.6%
Energy	4.2%
Special Products & Services	3.2%
Transportation	2.4%
Utilities & Communications	1.6%
Autos & Housing	0.7%

Percentages are based on net assets as of 8/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2010, Class A shares of the MFS Core Growth Fund (the “fund”) provided a total return of 2.94%, at net asset value. This compares with a return of 6.14% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to

3

Management Review – continued

weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Detractors from Performance

A combination of stock selection and an overweighted position in the financial services sector hurt relative performance. Holdings of diversified financial services firms, Bank of America (b)(h) and JPMorgan Chase & Co. (b), were among the fund’s top detractors over the reporting period. We believe that shares of Bank of America fell, in part, due to the uncertainty of the financial reform bill. The timing of the fund’s ownership in shares of investment management services provider Affiliated Managers Group (h) and investment banking firm Goldman Sachs also held back relative results.

Stock selection in the consumer staples and basic materials sectors hindered relative returns. Within the consumer staples sector, no individual stocks were among the fund’s top relative detractors. Within the basic materials sector, not holding gold and copper mining company Newmont Mining Corporation had a negative impact on relative results as this stock significantly outperformed the benchmark.

Stocks in other sectors that detracted from relative performance included medical device maker St. Jude Medical. Shares of St. Jude Medical declined as the company lowered earnings expectations during the early part of the reporting period. The company cited a reduction in hospital inventories of pacermakers and implantable cardioverter defibrillators, driven by the weak economy and healthcare reform, as a reason for the shortfall. The fund’s timing of ownership in shares of for-profit education company DeVry, life sciences analytic instruments maker Thermo Fisher Scientific, and slot machine manufacturer International Game Technology (h) also dampened relative results.

The fund’s cash position was another detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection and an overweighted position in the leisure sector aided relative performance. The fund’s timing of ownership in shares of cruise line operator Royal Caribbean Cruises, digital television entertainment provider DIRECTV, hotel and resort operator Las Vegas Sands, and media and entertainment company Discovery Communications bolstered relative results. Shares of Royal Caribbean Cruises rose as the company benefited from improving demand in leisure travel along with an increased ability to raise prices.

Stock selection in the technology sector also had a positive impact on relative results. The fund’s timing of ownership in shares of financial management

4

Management Review – continued

solutions provider Intuit and internet infrastructure services provider VeriSign contributed to relative performance as both stocks turned in strong performance over the reporting period.

Elsewhere, holdings of broadcast and communication tower management company American Tower, biotechnology company Genzyme, and IT consulting firm Cognizant Technology Solutions were among the top relative contributors. The stock price of American Tower soared as the company reported better-than-expected financial results during the reporting period, coupled with better-than-anticipated projected earnings for fiscal year 2010 and an accelerated pace in share buybacks. Not owning poor-performing integrated oil company Exxon Mobil also helped relative results.

Respectfully,

Stephen Pesek

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/10

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	2.94%	(0.77)%	(4.86)%	N/A
B	12/31/99	2.21%	(1.46)%	(5.49)%	N/A
C	12/31/99	2.21%	(1.44)%	(5.49)%	N/A
I	1/02/97	3.17%	(0.45)%	(4.54)%	N/A
W	5/01/06	3.17%	N/A	N/A	(2.63)%
R1	4/01/05	2.21%	(1.50)%	N/A	(0.36)%
R2	10/31/03	2.68%	(1.02)%	N/A	1.19%
R3	4/01/05	2.95%	(0.77)%	N/A	0.37%
R4	4/01/05	3.26%	(0.50)%	N/A	0.64%
Comparative benchmark
Russell 1000 Growth Index (f)		6.14%	0.10%	(5.36)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.98)%	(1.94)%	(5.42)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(1.79)%	(1.81)%	(5.49)%	N/A
C With CDSC (1% for 12 months) (x)		1.21%	(1.44)%	(5.49)%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the

7

Performance Summary – continued

share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through

August 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
A	Actual	1.22%	$1,000.00	$945.17	$5.98
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
B	Actual	1.97%	$1,000.00	$941.14	$9.64
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
C	Actual	1.97%	$1,000.00	$941.14	$9.64
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
I	Actual	0.97%	$1,000.00	$945.88	$4.76
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
W	Actual	1.07%	$1,000.00	$945.60	$5.25
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
R1	Actual	1.97%	$1,000.00	$941.63	$9.64
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
R2	Actual	1.47%	$1,000.00	$944.04	$7.20
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
R3	Actual	1.22%	$1,000.00	$945.06	$5.98
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
R4	Actual	0.97%	$1,000.00	$946.42	$4.76
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.7%
Issuer	Shares/Par	Value ($)

Aerospace - 3.8%
Goodrich Corp.	210,590	$14,421,203
Honeywell International, Inc.	182,250	7,124,153
Precision Castparts Corp.	111,200	12,585,616
United Technologies Corp.	296,280	19,320,419

		$53,451,391
Alcoholic Beverages - 1.4%
Anheuser-Busch InBev N.V., ADR	152,250	$7,912,432
Heineken N.V. (l)	278,150	12,456,845

		$20,369,277
Apparel Manufacturers - 1.4%
NIKE, Inc., “B”	272,230	$19,056,100

Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (a)	55,140	$3,113,756
Celgene Corp. (a)	186,040	9,584,781
Genzyme Corp. (a)	88,240	6,186,506
Human Genome Sciences, Inc. (a)	336,920	9,801,003

		$28,686,046
Broadcasting - 1.7%
Discovery Communications, Inc., “A” (a)	261,430	$9,868,983
Walt Disney Co.	443,010	14,437,696

		$24,306,679
Brokerage & Asset Managers - 2.5%
Charles Schwab Corp.	651,480	$8,312,885
CME Group, Inc.	5,783	1,434,647
Franklin Resources, Inc.	160,790	15,517,843
IntercontinentalExchange, Inc. (a)	104,220	9,959,263

		$35,224,638
Business Services - 2.8%
Accenture Ltd., “A”	172,750	$6,322,650
Cognizant Technology Solutions Corp., “A” (a)	219,910	12,667,916
MasterCard, Inc., “A”	37,990	7,535,696
Visa, Inc., “A”	185,790	12,815,794

		$39,342,056

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 2.0%
Comcast Corp., “Special A”	441,970	$7,102,458
DIRECTV, “A” (a)	569,310	21,588,235

		$28,690,693
Chemicals - 3.1%
3M Co.	218,840	$17,189,882
Ecolab, Inc.	233,250	11,056,050
Monsanto Co.	304,180	16,015,077

		$44,261,009
Computer Software - 7.5%
Adobe Systems, Inc. (a)	186,460	$5,176,130
Autodesk, Inc. (a)	265,350	7,363,463
Intuit, Inc. (a)	598,420	25,612,376
Microsoft Corp.	487,630	11,449,552
Nuance Communications, Inc. (a)	388,940	5,709,639
Oracle Corp.	1,306,906	28,595,103
Salesforce.com, Inc. (a)	51,920	5,704,970
VeriSign, Inc. (a)	578,650	16,856,075

		$106,467,308
Computer Software - Systems - 10.6%
Apple, Inc. (a)	314,050	$76,430,348
EMC Corp. (a)	1,233,170	22,493,021
Hewlett-Packard Co.	367,340	14,135,243
International Business Machines Corp.	252,070	31,062,586
NetApp, Inc. (a)	146,410	5,920,820

		$150,042,018
Construction - 0.7%
Sherwin-Williams Co.	74,130	$5,217,269
Stanley Black & Decker, Inc.	82,000	4,398,480

		$9,615,749
Consumer Products - 2.0%
Avon Products, Inc.	495,970	$14,432,727
Colgate-Palmolive Co.	149,520	11,040,557
Scotts Miracle-Gro Co.	61,420	2,900,867

		$28,374,151
Consumer Services - 0.4%
DeVry, Inc.	55,920	$2,131,111
Priceline.com, Inc. (a)	13,670	3,984,532

		$6,115,643

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 2.8%
Danaher Corp.	722,870	$26,261,867
Emerson Electric Co.	107,030	4,992,950
Tyco International Ltd.	236,600	8,820,448

		$40,075,265
Electronics - 0.7%
Agilent Technologies, Inc. (a)	75,400	$2,033,538
Broadcom Corp., “A”	157,150	4,709,786
Microchip Technology, Inc.	127,910	3,541,828

		$10,285,152
Energy - Independent - 2.1%
Anadarko Petroleum Corp.	122,180	$5,619,058
Apache Corp.	80,940	7,272,459
EOG Resources, Inc.	23,180	2,013,647
Noble Energy, Inc.	206,660	14,420,735

		$29,325,899
Engineering - Construction - 0.4%
Fluor Corp.	127,290	$5,684,771

Food & Beverages - 4.3%
Archer Daniels Midland Co.	188,100	$5,789,718
Coca-Cola Co.	464,510	25,975,399
Kraft Foods, Inc., “A”	239,300	7,167,035
Mead Johnson Nutrition Co., “A”	144,370	7,534,670
PepsiCo, Inc.	230,940	14,821,729

		$61,288,551
Gaming & Lodging - 2.0%
Genting Berhad	1,474,100	$4,418,247
Las Vegas Sands Corp. (a)	417,490	11,827,492
Marriott International, Inc., “A”	224,960	7,200,970
Royal Caribbean Cruises Ltd. (a)	201,460	4,947,858

		$28,394,567
General Merchandise - 2.2%
Kohl’s Corp. (a)	266,620	$12,525,808
Target Corp.	363,570	18,600,241

		$31,126,049
Internet - 3.6%
Baidu, Inc., ADR (a)	53,340	$4,183,456

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - continued
eBay, Inc. (a)	185,220	$4,304,513
Google, Inc., “A” (a)	92,945	41,827,109

		$50,315,078
Leisure & Toys - 1.1%
Hasbro, Inc.	378,040	$15,257,694

Machinery & Tools - 0.5%
Cummins, Inc.	96,000	$7,143,360

Major Banks - 1.1%
Goldman Sachs Group, Inc.	45,410	$6,218,445
JPMorgan Chase & Co.	210,930	7,669,415
State Street Corp.	40,620	1,424,950

		$15,312,810
Medical & Health Technology & Services - 2.5%
Cerner Corp. (a)	87,920	$6,404,972
Express Scripts, Inc. (a)	321,180	13,682,268
Henry Schein, Inc. (a)	212,080	11,197,824
Stericycle, Inc. (a)	54,300	3,556,650

		$34,841,714
Medical Equipment - 1.8%
Baxter International, Inc.	198,500	$8,448,160
St. Jude Medical, Inc. (a)	269,200	9,306,244
Thermo Fisher Scientific, Inc. (a)	167,220	7,043,306

		$24,797,710
Metals & Mining - 0.4%
BHP Billiton Ltd., ADR	41,980	$2,792,929
Cliffs Natural Resources, Inc.	48,000	2,937,120

		$5,730,049
Network & Telecom - 4.6%
Cisco Systems, Inc. (a)	1,638,310	$32,848,116
Juniper Networks, Inc. (a)	447,480	12,171,456
QUALCOMM, Inc.	522,220	20,006,248

		$65,025,820
Oil Services - 2.1%
Halliburton Co.	417,120	$11,766,955
Schlumberger Ltd.	347,130	18,512,443

		$30,279,398

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 1.0%
American Express Co.	339,030	$13,517,126

Pharmaceuticals - 4.3%
Abbott Laboratories	469,530	$23,166,610
Allergan, Inc.	207,270	12,730,523
Hospira, Inc. (a)	159,390	8,186,270
Johnson & Johnson	61,850	3,526,687
Teva Pharmaceutical Industries Ltd., ADR	261,660	13,234,763

		$60,844,853
Printing & Publishing - 0.4%
MSCI, Inc., “A” (a)	210,070	$6,281,093

Railroad & Shipping - 0.9%
Union Pacific Corp.	172,800	$12,604,032

Restaurants - 2.9%
McDonald’s Corp.	427,200	$31,211,232
YUM! Brands, Inc.	219,800	9,165,660

		$40,376,892
Specialty Chemicals - 2.3%
Air Products & Chemicals, Inc.	98,230	$7,271,967
Praxair, Inc.	290,580	24,998,597

		$32,270,564
Specialty Stores - 3.0%
Abercrombie & Fitch Co., “A”	190,860	$6,603,756
Amazon.com, Inc. (a)	151,250	18,880,537
Home Depot, Inc.	178,800	4,972,428
Limited Brands, Inc.	248,270	5,859,172
Staples, Inc.	374,700	6,658,419

		$42,974,312
Telephone Services - 1.2%
American Tower Corp., “A” (a)	367,770	$17,233,702

Tobacco - 1.7%
Philip Morris International, Inc.	460,980	$23,712,811

Trucking - 1.5%
FedEx Corp.	62,460	$4,875,003

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - continued
United Parcel Service, Inc., “B”	256,960	$16,394,048

		$21,269,051
Utilities - Electric Power - 0.4%
AES Corp. (a)	560,360	$5,738,086
Total Common Stocks (Identified Cost, $1,394,236,426)		$1,325,709,167

Money Market Funds (v) - 6.5%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	91,454,314	$91,454,314

Collateral for Securities Loaned - 0.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	9,783,903	$9,783,903
Total Investments (Identified Cost, $1,495,474,643)		$1,426,947,384

Other Assets, Less Liabilities - (0.9)%		(12,883,979)
Net Assets - 100.0%		$1,414,063,405

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,404,020,329)	$1,335,493,070
Underlying funds, at cost and value	91,454,314
Total investments, at value, including $9,336,710 of securities on loan (identified cost, $1,495,474,643)	$1,426,947,384
Receivables for
Investments sold	34,479,512
Fund shares sold	684,156
Interest and dividends	2,171,517
Other assets	4,657
Total assets	$1,464,287,226
Liabilities
Payables for
Investments purchased	$38,427,493
Fund shares reacquired	1,190,192
Collateral for securities loaned, at value	9,783,903
Payable to affiliates
Investment adviser	56,272
Shareholder servicing costs	537,945
Distribution and service fees	15,059
Administrative services fee	1,151
Payable for independent Trustees’ compensation	77,260
Accrued expenses and other liabilities	134,546
Total liabilities	$50,223,821
Net assets	$1,414,063,405
Net assets consist of
Paid-in capital	$1,939,300,745
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(68,523,178)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(456,640,486)
Accumulated distributions in excess of net investment income	(73,676)
Net assets	$1,414,063,405
Shares of beneficial interest outstanding	96,589,139

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$525,537,936	36,302,107	$14.48
Class B	63,353,814	4,717,256	13.43
Class C	55,812,176	4,156,164	13.43
Class I	695,750,732	46,287,122	15.03
Class W	1,524,832	104,448	14.60
Class R1	2,371,981	177,184	13.39
Class R2	34,798,364	2,456,001	14.17
Class R3	7,398,708	512,022	14.45
Class R4	27,514,862	1,876,835	14.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.36 [100 / 94.25 x $14.48]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$18,055,710
Interest	130,525
Dividends from underlying funds	107,014
Foreign taxes withheld	(111,654)
Total investment income	$18,181,595
Expenses
Management fee	$11,250,512
Distribution and service fees	3,143,351
Shareholder servicing costs	3,219,555
Administrative services fee	236,667
Independent Trustees’ compensation	50,853
Custodian fee	159,722
Shareholder communications	134,719
Auditing fees	49,209
Legal fees	28,266
Miscellaneous	220,663
Total expenses	$18,493,517
Fees paid indirectly	(101)
Reduction of expenses by investment adviser	(8,151)
Net expenses	$18,485,265
Net investment loss	$(303,670)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$159,234,157
Foreign currency transactions	(10,133)
Net realized gain (loss) on investments and foreign currency transactions	$159,224,024
Change in unrealized appreciation (depreciation)
Investments	$(99,716,572)
Translation of assets and liabilities in foreign currencies	12,535
Net unrealized gain (loss) on investments and foreign currency translation	$(99,704,037)
Net realized and unrealized gain (loss) on investments and foreign currency	$59,519,987
Change in net assets from operations	$59,216,317

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment income (loss)	$(303,670)	$2,239,651
Net realized gain (loss) on investments and foreign currency transactions	159,224,024	(533,053,534)
Net unrealized gain (loss) on investments and foreign currency translation	(99,704,037)	68,069,613
Change in net assets from operations	$59,216,317	$(462,744,270)
Distributions declared to shareholders
From net investment income	$(2,468,528)	$(608,615)
From tax return of capital	(1,843)	—
Total distributions declared to shareholders	$(2,470,371)	$(608,615)
Change in net assets from fund share transactions	$(235,825,238)	$(15,231,777)
Total change in net assets	$(179,079,292)	$(478,584,662)
Net assets
At beginning of period	1,593,142,697	2,071,727,359
At end of period (including accumulated distributions in excess of net investment income of $73,676 and undistributed net investment income of $2,396,562, respectively)	$1,414,063,405	$1,593,142,697

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$14.07		$18.15	$20.35	$17.70	$16.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$0.01	$(0.01)	$(0.02)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.42		(4.09)	(0.31)	3.01	0.93
Total from investment operations	$0.41		$(4.08)	$(0.32)	$2.99	$0.88
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$—	$—
From net realized gain on investments	—		—	(1.88)	(0.34)	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00	)(w)	$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$14.48		$14.07	$18.15	$20.35	$17.70
Total return (%) (r)(s)(t)	2.94		(22.48)	(2.16)	17.07	5.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22		1.33	1.29	1.33	1.44
Expenses after expense reductions (f)	1.22		1.25	1.25	1.25	1.34
Net investment income (loss)	(0.07)		0.08	(0.03)	(0.11)	(0.31)
Portfolio turnover	249		589	301	329	245
Net assets at end of period (000 omitted)	$525,538		$553,626	$787,300	$935,865	$504,761

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.14	$17.08	$19.38	$16.98	$16.24
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.08)	$(0.13)	$(0.14)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	0.41	(3.86)	(0.29)	2.88	0.90
Total from investment operations	$0.29	$(3.94)	$(0.42)	$2.74	$0.74
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$13.43	$13.14	$17.08	$19.38	$16.98
Total return (%) (r)(s)(t)	2.21	(23.07)	(2.81)	16.31	4.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	2.04	1.94	1.98	2.09
Expenses after expense reductions (f)	1.97	1.94	1.90	1.90	1.99
Net investment loss	(0.83)	(0.61)	(0.67)	(0.77)	(0.96)
Portfolio turnover	249	589	301	329	245
Net assets at end of period (000 omitted)	$63,354	$97,066	$192,755	$303,614	$162,868

Class C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.14	$17.08	$19.38	$16.98	$16.23
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.08)	$(0.13)	$(0.14)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	0.41	(3.86)	(0.29)	2.88	0.91
Total from investment operations	$0.29	$(3.94)	$(0.42)	$2.74	$0.75
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$13.43	$13.14	$17.08	$19.38	$16.98
Total return (%) (r)(s)(t)	2.21	(23.07)	(2.81)	16.31	4.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	2.03	1.95	1.98	2.09
Expenses after expense reductions (f)	1.97	1.94	1.90	1.90	1.99
Net investment loss	(0.82)	(0.62)	(0.67)	(0.76)	(0.96)
Portfolio turnover	249	589	301	329	245
Net assets at end of period (000 omitted)	$55,812	$64,950	$89,252	$108,950	$58,523

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 8/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$14.61		$18.81	$20.96	$18.15	$17.18
Income (loss) from investment operations
Net investment income (d)	$0.03		$0.05	$0.07	$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44		(4.24)	(0.34)	3.14	0.97
Total from investment operations	$0.47		$(4.19)	$(0.27)	$3.15	$0.97
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.01)	$—	$—	$—
From net realized gain on investments	—		—	(1.88)	(0.34)	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.05)		$(0.01)	$(1.88)	$(0.34)	$—
Net asset value, end of period	$15.03		$14.61	$18.81	$20.96	$18.15
Total return (%) (r)(s)	3.17		(22.26)	(1.84)	17.53	5.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97		1.03	0.95	0.93	1.06
Expenses after expense reductions (f)	0.97		0.95	0.90	0.89	0.96
Net investment income	0.18		0.39	0.32	0.06	0.03
Portfolio turnover	249		589	301	329	245
Net assets at end of period (000 omitted)	$695,751		$810,495	$962,434	$1,010,075	$34,998

See Notes to Financial Statements

22

Financial Highlights – continued

Class W	Years ended 8/31
	2010		2009	2008	2007	2006 (i)
Net asset value, beginning of period	$14.19		$18.27	$20.43	$17.72	$18.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.01	$0.04	$0.05	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.45		(4.09)	(0.32)	3.00	(0.63	)(g)
Total from investment operations	$0.45		$(4.08)	$(0.28)	$3.05	$(0.63)
Less distributions declared to shareholders
From net investment income	$(0.04)		$—	$—	$—	$—
From net realized gain on investments	—		—	(1.88)	(0.34)	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.04)		$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$14.60		$14.19	$18.27	$20.43	$17.72
Total return (%) (r)(s)	3.17		(22.33)	(1.95)	17.39	(3.43	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07		1.06	1.05	1.07	1.18	(a)
Expenses after expense reductions (f)	1.07		1.03	1.00	0.99	1.08	(a)
Net investment income (loss)	0.01		0.07	0.23	0.27	(0.03	)(a)
Portfolio turnover	249		589	301	329	245
Net assets at end of period (000 omitted)	$1,525		$5,331	$343	$373	$97

Class R1	Years ended 8/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$13.10		$17.03	$19.33	$16.95	$16.23
Income (loss) from investment operations
Net investment loss (d)	$(0.12)		$(0.08)	$(0.14)	$(0.15)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.41		(3.85)	(0.28)	2.87	0.89
Total from investment operations	$0.29		$(3.93)	$(0.42)	$2.72	$0.72
Less distributions declared to shareholders
From net realized gain on investments	$—		$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$13.39		$13.10	$17.03	$19.33	$16.95
Total return (%) (r)(s)	2.21		(23.08)	(2.82)	16.22	4.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97		2.03	2.00	2.12	2.28
Expenses after expense reductions (f)	1.97		1.94	1.95	2.00	2.09
Net investment loss	(0.82)		(0.62)	(0.74)	(0.89)	(1.07)
Portfolio turnover	249		589	301	329	245
Net assets at end of period (000 omitted)	$2,372		$2,356	$2,552	$1,517	$506

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$13.81		$17.85	$20.08	$17.52	$16.70
Income (loss) from investment operations
Net investment loss (d)	$(0.04)		$(0.02)	$(0.05)	$(0.07)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	0.41		(4.02)	(0.30)	2.97	0.93
Total from investment operations	$0.37		$(4.04)	$(0.35)	$2.90	$0.82
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$—	$—	$—
From net realized gain on investments	—		—	(1.88)	(0.34)	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.01)		$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$14.17		$13.81	$17.85	$20.08	$17.52
Total return (%) (r)(s)	2.68		(22.63)	(2.34)	16.73	4.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47		1.52	1.49	1.67	1.85
Expenses after expense reductions (f)	1.47		1.44	1.44	1.54	1.65
Net investment loss	(0.30)		(0.14)	(0.24)	(0.37)	(0.60)
Portfolio turnover	249		589	301	329	245
Net assets at end of period (000 omitted)	$34,798		$17,546	$13,471	$5,728	$1,804

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Years ended 8/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$14.06		$18.13	$20.33	$17.69	$16.81
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$0.01	$0.00 (w)	$(0.03)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	0.43		(4.08)	(0.32)	3.01	0.94
Total from investment operations	$0.42		$(4.07)	$(0.32)	$2.98	$0.88
Less distributions declared to shareholders
From net investment income	$(0.03)		$—	$—	$—	$—
From net realized gain on investments	—		—	(1.88)	(0.34)	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.03)		$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$14.45		$14.06	$18.13	$20.33	$17.69
Total return (%) (r)(s)	2.95		(22.45)	(2.16)	17.02	5.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22		1.26	1.25	1.37	1.48
Expenses after expense reductions (f)	1.22		1.20	1.20	1.29	1.38
Net investment income (loss)	(0.06)		0.09	0.02	(0.18)	(0.36)
Portfolio turnover	249		589	301	329	245
Net assets at end of period (000 omitted)	$7,399		$5,116	$2,848	$1,641	$286

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 8/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$14.24		$18.33	$20.47	$17.76	$16.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03		$0.05	$0.06	$0.04	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44		(4.14)	(0.32)	3.01	0.94
Total from investment operations	$0.47		$(4.09)	$(0.26)	$3.05	$0.93
Less distributions declared to shareholders
From net investment income	$(0.05)		$—	$—	$—	$—
From net realized gain on investments	—		—	(1.88)	(0.34)	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.05)		$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$14.66		$14.24	$18.33	$20.47	$17.76
Total return (%) (r)(s)	3.26		(22.31)	(1.84)	17.35	5.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97		1.01	0.98	1.08	1.19
Expenses after expense reductions (f)	0.97		0.96	0.94	0.99	1.09
Net investment income (loss)	0.19		0.35	0.29	0.21	(0.06)
Portfolio turnover	249		589	301	329	245
Net assets at end of period (000 omitted)	$27,515		$36,655	$20,773	$41,102	$56

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception May 1, 2006 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Growth Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as

27

Notes to Financial Statements – continued

provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

28

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,280,710,494	$—	$—	$1,280,710,494
Israel	13,234,763	—	—	13,234,763
Netherlands	12,456,845	—	—	12,456,845
Belgium	7,912,433	—	—	7,912,433
Malaysia	—	4,418,247	—	4,418,247
China	4,183,456	—	—	4,183,456
Australia	2,792,929	—	—	2,792,929
Mutual Funds	101,238,217			101,238,217
Total Investments	$1,422,529,137	$4,418,247	$—	$1,426,947,384

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements

29

Notes to Financial Statements – continued

on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At August 31, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2010 as reported in the Statement of Operations:

Investment Transactions (Purchased Options)
Equity Contracts	(251,687)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable

30

Notes to Financial Statements – continued

transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

31

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund.

32

Notes to Financial Statements – continued

Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/10	8/31/09
Ordinary income (including any short-term capital gains)	$2,468,528	$608,615
Tax return of capital (b)	1,843	—
Total distributions	$2,470,371	$608,615

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

33

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$1,529,053,784
Gross appreciation	37,568,771
Gross depreciation	(139,675,171)
Net unrealized appreciation (depreciation)	$(102,106,400)
Capital loss carryforwards	(414,874,372)
Post-October capital loss deferral	(8,186,973)
Other temporary differences	(69,595)

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$(30,032,975)
8/31/17	(194,746,743)
8/31/18	(190,094,654)
$(414,874,372)

The availability of a portion of the capital loss carryforwards of the fund and the capital loss carryforwards that the fund acquired on June 22, 2007 in connection with the MFS Strategic Growth Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 8/31/10	Year ended 8/31/09	Year ended 8/31/10	Year ended 8/31/09
Class A	$169,646	$—	$752	$—
Class I	2,136,833	608,615	992	—
Class W	13,118	—	4	—
Class R2	16,276	—	37	—
Class R3	11,561	—	9	—
Class R4	121,094	—	49	—
Total	$2,468,528	$608,615	$1,843	$—

34

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.26%	2.01%	2.01%	1.01%	1.11%	2.01%	1.51%	1.26%	1.01%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2011. For the year ended August 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $55,420 for the year ended August 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,454,022
Class B	0.75%	0.25%	1.00%	1.00%	855,184
Class C	0.75%	0.25%	1.00%	1.00%	647,052
Class W	0.10%	—	0.10%	0.10%	3,047
Class R1	0.75%	0.25%	1.00%	1.00%	25,137
Class R2	0.25%	0.25%	0.50%	0.50%	141,255
Class R3	—	0.25%	0.25%	0.25%	17,654
Total Distribution and Service Fees					$3,143,351

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

Amount
Class A	$2,556
Class B	120,353
Class C	4,413

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $1,145,892, which equated to 0.0727% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,236,353.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each

36

Notes to Financial Statements – continued

underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2010, these costs for the fund amounted to $837,310 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $621 and the Retirement Deferral plan resulted in an expense of $6,534. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $77,066 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

37

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,028 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,151, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $3,736,717,309 and $3,997,682,529, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,627,002	$70,791,441	10,705,331	$134,898,932
Class B	388,378	5,542,370	769,827	9,333,574
Class C	325,686	4,628,068	1,154,118	13,746,901
Class I	7,230,928	113,874,938	22,062,123	285,103,240
Class W	261,429	3,891,115	401,398	5,248,875
Class R1	39,553	562,285	60,493	725,327
Class R2	1,586,548	23,733,262	768,015	9,682,090
Class R3	241,436	3,678,848	261,432	3,128,788
Class R4	502,373	7,763,576	1,765,443	21,316,135
	15,203,333	$234,465,903	37,948,180	$483,183,862

38

Notes to Financial Statements – continued

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	10,171	$155,622	—	$—
Class I	118,243	1,875,331	43,893	556,562
Class W	851	13,122	—	—
Class R2	987	14,801	—	—
Class R3	758	11,570	—	—
Class R4	7,831	121,143	—	—
	138,841	$2,191,589	43,893	$556,562
Shares reacquired
Class A	(7,695,794)	$(117,321,097)	(14,718,650)	$(195,792,193)
Class B	(3,056,519)	(43,784,158)	(4,669,245)	(56,616,643)
Class C	(1,111,566)	(15,859,905)	(1,437,761)	(17,545,782)
Class I	(16,555,243)	(261,021,691)	(17,782,303)	(219,933,966)
Class W	(533,589)	(8,013,037)	(44,426)	(562,577)
Class R1	(42,189)	(588,800)	(30,560)	(365,665)
Class R2	(402,486)	(6,046,531)	(251,745)	(3,208,016)
Class R3	(94,078)	(1,444,629)	(54,562)	(718,120)
Class R4	(1,206,677)	(18,402,882)	(325,553)	(4,229,239)
	(30,698,141)	$(472,482,730)	(39,314,805)	$(498,972,201)
Net change
Class A	(3,058,621)	$(46,374,034)	(4,013,319)	$(60,893,261)
Class B	(2,668,141)	(38,241,788)	(3,899,418)	(47,283,069)
Class C	(785,880)	(11,231,837)	(283,643)	(3,798,881)
Class I	(9,206,072)	(145,271,422)	4,323,713	65,725,836
Class W	(271,309)	(4,108,800)	356,972	4,686,298
Class R1	(2,636)	(26,515)	29,933	359,662
Class R2	1,185,049	17,701,532	516,270	6,474,074
Class R3	148,116	2,245,789	206,870	2,410,668
Class R4	(696,473)	(10,518,163)	1,439,890	17,086,896
	(15,355,967)	$(235,825,238)	(1,322,732)	$(15,231,777)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund, were the owners of record of approximately 16%, 11%, 8%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

39

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $20,825 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	76,236,576	931,079,301	(915,861,563)	91,454,314

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$107,014	$91,454,314

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Core Growth Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 18, 2010

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Stephen Pesek

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

48

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ

49

Board Review of Investment Advisory Agreement – continued

from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory rate on average daily net assets over $1 billion and $2.5 billion. The Trustees

50

Board Review of Investment Advisory Agreement – continued

concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

51

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

52

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

53

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® New Discovery Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

NDF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Iluka Resources Ltd.	1.8%
NetLogic Microsystems, Inc.	1.7%
EXCO Resources, Inc.	1.7%
DexCom, Inc.	1.7%
Bucyrus International, Inc.	1.7%
P.F. Chang’s China Bistro, Inc.	1.6%
Sensata Technologies Holding B.V.	1.6%
Aegean Marine Petroleum Network, Inc.	1.6%
Constant Contact, Inc.	1.6%
VistaPrint Ltd.	1.5%

Equity sectors
Technology	31.4%
Health Care	15.9%
Retailing	9.0%
Leisure	7.5%
Special Products & Services	7.3%
Industrial Goods & Services	6.5%
Basic Materials	6.2%
Energy	5.8%
Consumer Staples	2.8%
Financial Services	2.5%
Transportation	2.3%
Autos & Housing	1.9%
Utilities & Communications	0.7%

Percentages are based on net assets as of 8/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2010, Class A shares of the MFS New Discovery Fund (the “fund”) provided a total return of 17.32%, at net asset value. This compares with a return of 7.16% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

3

Management Review – continued

Contributors to Performance

Strong stock selection in the health care sector boosted performance relative to the Russell 2000 Growth Index. Our overweighted position in medical device manufacturer NxStage Medical, an impressive performer, had a positive effect on relative results. Shares of NxStage Medical surged after the company reported strong earnings and revenues in its home care products and from its critical care unit during the latter part of the reporting period. Our holdings in strong-performing oxygen therapy services provider Lincare Holdings (b)(h) and medical diagnostics company Diagnosticos da America (Brazil) (b) were also top relative contributors within this sector.

Favorable security selection in the technology sector benefited relative returns. Within this sector, digital products manufacturer ARM Holdings (United Kingdom) (b), network application and software company F5 Networks (b), customer information software manager Salesforce.com (b)(h), and online marketing and web analytics company Omniture Inc. (h) all contributed to relative results over the reporting period. Shares of digital products manufacturer ARM Holdings continued to perform well due, in part, to improving demand in the semiconductor industry.

Stock selection in the industrial goods and services sector was another positive factor for relative returns. Industrial machinery manufacturer Bucyrus International (b) was a top relative contributor within this sector. Shares of Bucyrus International appreciated after the company reported a jump in quarterly net income, due to demand in the mining industry for after-market parts used to maintain the existing fleet of Bucyrus’ machines.

Individual standout performers in other sectors that helped relative performance included mining company Iluka Resources (Australia) (b) and air cargo operator Atlas Air (b)(h).

Detractors from Performance

A combination of security selection and an underweighted position in the retailing sector detracted from relative returns. No individual stocks within this sector were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s holdings of marine fuel supplier Aegean Marine Petroleum Network (Greece) (b), oil exploration and development company Cobalt International Energy (b)(h), orthobiologics and biosurgery company Orthovita (h), and slot machine manufacturer International Game Technology (b)(h) held back relative performance. During the latter part of the reporting period, Aegean Marine Petroleum’s stock came under pressure due to sovereign debt concerns in its home country of Greece.

4

Management Review – continued

Not holding strong-performing UAL Corp. also had a negative impact on relative returns.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	17.32%	3.15%	(0.57)%	N/A
B	11/03/97	16.42%	2.45%	(1.23)%	N/A
C	11/03/97	16.40%	2.45%	(1.23)%	N/A
I	1/02/97	17.56%	3.48%	(0.23)%	N/A
R1	4/01/05	16.42%	2.40%	N/A	4.30%
R2	10/31/03	17.00%	2.91%	N/A	3.40%
R3	4/01/05	17.26%	3.16%	N/A	5.08%
R4	4/01/05	17.60%	3.44%	N/A	5.37%
529A	7/31/02	17.16%	2.96%	N/A	6.15%
529B	7/31/02	16.35%	2.29%	N/A	5.46%
529C	7/31/02	16.28%	2.28%	N/A	5.43%
Comparative benchmark
Russell 2000 Growth Index (f)		7.16%	(0.17)%	(1.94)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		10.58%	1.94%	(1.15)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		12.42%	2.09%	(1.23)%	N/A
C With CDSC (1% for 12 months) (x)		15.40%	2.45%	(1.23)%	N/A
529A With Initial Sales Charge (5.75%)		10.42%	1.75%	N/A	5.37%
529B With CDSC (Declining over six years from 4% to 0%) (x)		12.35%	1.92%	N/A	5.46%
529C With CDSC (1% for 12 months) (x)		15.28%	2.28%	N/A	5.43%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
A	Actual	1.39%	$1,000.00	$1,015.48	$7.06
	Hypothetical (h)	1.39%	$1,000.00	$1,018.20	$7.07
B	Actual	2.14%	$1,000.00	$1,012.04	$10.85
	Hypothetical (h)	2.14%	$1,000.00	$1,014.42	$10.87
C	Actual	2.14%	$1,000.00	$1,012.03	$10.85
	Hypothetical (h)	2.14%	$1,000.00	$1,014.42	$10.87
I	Actual	1.14%	$1,000.00	$1,016.88	$5.80
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R1	Actual	2.14%	$1,000.00	$1,011.51	$10.85
	Hypothetical (h)	2.14%	$1,000.00	$1,014.42	$10.87
R2	Actual	1.64%	$1,000.00	$1,014.69	$8.33
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R3	Actual	1.39%	$1,000.00	$1,015.48	$7.06
	Hypothetical (h)	1.39%	$1,000.00	$1,018.20	$7.07
R4	Actual	1.14%	$1,000.00	$1,016.85	$5.80
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
529A	Actual	1.49%	$1,000.00	$1,014.64	$7.57
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
529B	Actual	2.24%	$1,000.00	$1,011.66	$11.36
	Hypothetical (h)	2.24%	$1,000.00	$1,013.91	$11.37
529C	Actual	2.24%	$1,000.00	$1,011.07	$11.35
	Hypothetical (h)	2.24%	$1,000.00	$1,013.91	$11.37

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.8%
Issuer	Shares/Par	Value ($)

Apparel Manufacturers - 1.0%
Phillips-Van Heusen Corp.	81,790	$3,736,167
Stella International Holdings	1,981,000	3,702,875

		$7,439,042
Biotechnology - 1.9%
Alimera Sciences, Inc. (a)	110,070	$941,099
Gen-Probe, Inc. (a)	162,230	7,305,217
Human Genome Sciences, Inc. (a)	214,660	6,244,459

		$14,490,775
Brokerage & Asset Managers - 0.7%
Stifel Financial Corp. (a)	121,353	$5,252,158

Business Services - 4.3%
Calix, Inc. (a)	189,040	$2,298,726
Constant Contact, Inc. (a)	657,100	11,643,812
CoStar Group, Inc. (a)	248,760	10,266,325
IFM Investments Ltd., ADR (a)	179,350	1,033,056
Ultimate Software Group, Inc. (a)	201,470	6,632,392

		$31,874,311
Computer Software - 11.0%
Akamai Technologies, Inc. (a)	146,010	$6,726,681
ANSYS, Inc. (a)	152,040	5,896,111
Ariba, Inc. (a)	612,980	9,482,801
Autonomy Corp. PLC (a)	406,780	9,732,191
Blackboard, Inc. (a)	319,410	10,569,277
CommVault Systems, Inc. (a)	336,200	8,253,710
Nuance Communications, Inc. (a)	410,019	6,019,079
Red Hat, Inc. (a)	178,100	6,153,355
SolarWinds, Inc. (a)	474,610	6,843,876
Sourcefire, Inc. (a)	98,670	2,503,258
SuccessFactors, Inc. (a)	379,550	8,008,505
Totvs S.A.	25,600	1,894,947

		$82,083,791

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 1.5%
IntraLinks Holdings, Inc. (a)	455,220	$5,917,860
PROS Holdings, Inc. (a)	655,030	5,155,086

		$11,072,946
Construction - 1.9%
Lennar Corp., “A”	453,490	$5,972,463
NVR, Inc. (a)	13,420	8,107,827

		$14,080,290
Consumer Products - 2.8%
Colgate-Palmolive (India) Ltd.	245,526	$4,308,971
Dabur India Ltd.	898,440	3,996,568
Hengan International Group Co. Ltd.	473,000	4,192,621
Hypermarcas S.A. (a)	269,700	3,551,978
L’Occitane International S.A. (a)	2,340,250	4,819,644

		$20,869,782
Consumer Services - 2.5%
Anhanguera Educacional Participacoes S.A., IEU	541,600	$9,128,177
MakeMyTrip Ltd. (a)	115,130	3,914,420
Sotheby’s	218,050	5,802,311

		$18,844,908
Electrical Equipment - 2.5%
Mettler-Toledo International, Inc. (a)	58,380	$6,456,244
Sensata Technologies Holding B.V. (a)	701,570	11,835,486

		$18,291,730
Electronics - 8.9%
ARM Holdings PLC	1,150,010	$6,469,301
Cavium Networks, Inc. (a)	161,290	3,893,541
DynaVox, Inc., “A” (a)	484,200	4,386,852
Fabrinet (a)	627,740	7,664,705
Hittite Microwave Corp. (a)	247,010	10,510,276
NetLogic Microsystems, Inc. (a)	530,130	12,802,640
PMC-Sierra, Inc. (a)	525,230	3,634,592
Rubicon Technology, Inc. (a)(l)	119,540	2,929,925
Silicon Laboratories, Inc. (a)	271,820	10,367,215
Stratasys, Inc. (a)	168,660	3,830,269

		$66,489,316
Energy - Independent - 4.5%
Continental Resources, Inc. (a)	177,260	$7,182,575
EXCO Resources, Inc.	942,560	12,677,432

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
Oasis Petroleum LLC (a)	373,060	$6,144,298
Whiting Petroleum Corp. (a)	85,600	7,262,304

		$33,266,609
Engineering - Construction - 1.0%
North American Energy Partners, Inc. (a)	867,372	$7,285,925

Forest & Paper Products - 1.1%
Universal Forest Products, Inc.	324,880	$8,417,641

Gaming & Lodging - 1.6%
Morgans Hotel Group Co. (a)	1,040,450	$6,492,408
WMS Industries, Inc. (a)	147,980	5,229,613

		$11,722,021
Health Maintenance Organizations - 0.5%
OdontoPrev S.A.	334,000	$3,554,426

Internet - 3.6%
Art Technology Group, Inc. (a)	747,990	$2,610,485
GSI Commerce, Inc. (a)	309,390	7,044,810
LogMeIn, Inc. (a)	89,990	2,948,972
Rackspace Hosting, Inc. (a)(l)	316,350	6,228,932
Shutterfly, Inc. (a)	154,680	3,438,536
TechTarget, Inc. (a)	966,460	4,291,082

		$26,562,817
Machinery & Tools - 3.0%
Bucyrus International, Inc.	214,620	$12,338,504
Douglas Dynamics, Inc. (a)	189,980	2,158,173
Titan Machinery, Inc. (a)	546,700	8,167,698

		$22,664,375
Medical & Health Technology & Services - 6.0%
Allscripts Healthcare Solutions, Inc. (a)	419,640	$7,012,184
Brookdale Senior Living, Inc. (a)	843,390	11,301,426
Diagnosticos da America S.A.	818,000	8,570,078
Fleury S.A.	379,300	4,664,985
Healthcare Services Group, Inc.	267,170	5,549,121
IDEXX Laboratories, Inc. (a)	134,410	7,428,841

		$44,526,635

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - 6.3%
AGA Medical Holdings, Inc. (a)	390,600	$5,331,690
DexCom, Inc. (a)	1,009,764	12,369,609
Heartware International, Inc. (a)	59,388	3,845,967
Masimo Corp.	291,850	6,642,506
NxStage Medical, Inc. (a)	377,171	5,947,987
Thoratec Corp. (a)	339,480	10,931,256
Volcano Corp. (a)	85,870	1,897,727

		$46,966,742
Metals & Mining - 3.4%
Globe Specialty Metals, Inc. (a)	684,400	$7,480,492
Iluka Resources Ltd. (a)	2,637,740	13,024,729
Molycorp, Inc. (a)	295,470	4,949,123

		$25,454,344
Network & Telecom - 6.4%
Acme Packet, Inc. (a)	227,160	$7,632,576
Ciena Corp. (a)	591,400	7,374,758
F5 Networks, Inc. (a)	84,730	7,407,944
Fortinet, Inc. (a)	350,560	7,147,918
Polycom, Inc. (a)	358,870	10,220,618
Riverbed Technology, Inc. (a)	198,550	7,616,378

		$47,400,192
Oil Services - 1.3%
Dresser-Rand Group, Inc. (a)	275,980	$9,802,810

Other Banks & Diversified Financials - 0.8%
First Interstate BancSystem, Inc.	238,350	$2,721,957
Metro Bancorp, Inc. (a)	308,690	2,855,383

		$5,577,340
Pharmaceuticals - 1.2%
Auxilium Pharmaceuticals, Inc. (a)	211,800	$5,487,738
Genomma Lab Internacional S.A., “B” (a)	2,007,700	3,691,598

		$9,179,336
Precious Metals & Minerals - 1.0%
Stillwater Mining Co. (a)	520,660	$7,133,042

Printing & Publishing - 2.7%
MSCI, Inc., “A” (a)	290,100	$8,673,990
VistaPrint Ltd. (a)	373,230	11,450,696

		$20,124,686

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 2.3%
Aegean Marine Petroleum Network, Inc.	789,673	$11,758,231
Diana Shipping, Inc. (a)	435,760	5,181,184

		$16,939,415
Real Estate - 1.0%
Brasil Brokers Participacoes	1,174,800	$4,421,596
Chesapeake Lodging Trust, REIT (a)	177,080	2,900,570

		$7,322,166
Restaurants - 3.2%
P.F. Chang’s China Bistro, Inc.	279,540	$11,967,107
Peet’s Coffee & Tea, Inc. (a)	106,920	3,665,218
Red Robin Gourmet Burgers, Inc. (a)	104,200	1,930,826
Texas Roadhouse, Inc., “A” (a)	461,620	6,121,081

		$23,684,232
Special Products & Services - 0.5%
PICO Holdings, Inc. (a)	145,470	$4,061,522

Specialty Chemicals - 0.7%
Asian Paints Ltd.	85,423	$5,016,876

Specialty Stores - 8.0%
Blue Nile, Inc. (a)	180,942	$7,429,479
Citi Trends, Inc. (a)	461,190	10,422,894
hhgregg, Inc. (a)	452,020	8,543,178
J. Crew Group, Inc. (a)	290,150	8,846,674
Monro Muffler Brake, Inc.	184,310	7,718,903
Rue21, Inc. (a)	467,741	9,864,658
Urban Outfitters, Inc. (a)	118,220	3,584,430
Vitacost.Com, Inc. (a)	88,820	497,392
Zumiez, Inc. (a)	153,740	2,286,114

		$59,193,722
Telecommunications - Wireless - 0.7%
SBA Communications Corp. (a)	153,470	$5,494,226
Total Common Stocks (Identified Cost, $698,305,933)		$742,140,149

15

Portfolio of Investments – continued

Warrants - 0.0%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

Alcoholic Beverages - 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $155,725) (a)(z)	$6.57	5/08/07	110,880	$393

Money Market Funds (v) - 1.4%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value			10,521,520	$10,521,520

Collateral for Securities Loaned - 0.9%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value			6,545,091	$6,545,091
Total Investments (Identified Cost, $715,528,269)				$759,207,153

Other Assets, Less Liabilities - (2.1)%				(15,942,539)
Net Assets - 100.0%				$743,264,614

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Current Market Value
Castle Brands, Inc. (Warrants)	4/18/07	$155,725	$393
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $705,006,749)	$748,685,633
Underlying funds, at cost and value	10,521,520
Total investments, at value, including $6,085,025 of securities on loan (identified cost, $715,528,269)	$759,207,153
Cash	244,466
Foreign currency, at value (identified cost, $74,571)	74,297
Receivables for
Investments sold	10,863,639
Fund shares sold	1,274,656
Interest and dividends	102,605
Other assets	1,955
Total assets	$771,768,771
Liabilities
Payables for
Investments purchased	$20,463,362
Fund shares reacquired	865,204
Collateral for securities loaned, at value	6,545,091
Payable to affiliates
Investment adviser	32,972
Shareholder servicing costs	318,574
Distribution and service fees	9,044
Administrative services fee	635
Program manager fees	13
Payable for independent Trustees’ compensation	7,632
Accrued expenses and other liabilities	261,630
Total liabilities	$28,504,157
Net assets	$743,264,614
Net assets consist of
Paid-in capital	$718,625,368
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $114,829 deferred country tax)	43,565,948
Accumulated net realized gain (loss) on investments and foreign currency transactions	(18,919,101)
Accumulated net investment loss	(7,601)
Net assets	$743,264,614
Shares of beneficial interest outstanding	38,728,898

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$338,379,781	17,783,179	$19.03
Class B	26,776,785	1,517,331	17.65
Class C	37,143,623	2,102,211	17.67
Class I	263,574,678	13,255,145	19.88
Class R1	5,252,648	298,774	17.58
Class R2	13,125,429	703,949	18.65
Class R3	6,455,883	339,475	19.02
Class R4	50,147,323	2,597,338	19.31
Class 529A	1,735,149	92,716	18.71
Class 529B	203,925	11,748	17.36
Class 529C	469,390	27,032	17.36

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.19 [100 / 94.25 x $19.03] and $19.85 [100 / 94.25 x $18.71], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$3,209,804
Income on securities loaned	223,253
Dividends from underlying funds	9,854
Foreign taxes withheld	(25,444)
Total investment income	$3,417,467
Expenses
Management fee	$6,325,838
Distribution and service fees	1,561,430
Program manager fees	2,334
Shareholder servicing costs	1,781,585
Administrative services fee	110,774
Independent Trustees’ compensation	20,780
Custodian fee	321,642
Shareholder communications	64,977
Auditing fees	51,530
Legal fees	13,844
Miscellaneous	151,602
Total expenses	$10,406,336
Fees paid indirectly	(353)
Reduction of expenses by investment adviser	(706,565)
Net expenses	$9,699,418
Net investment loss	$(6,281,951)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $281,018 country tax)	$170,795,181
Foreign currency transactions	(266,115)
Net realized gain (loss) on investments and foreign currency transactions	$170,529,066
Change in unrealized appreciation (depreciation)
Investments (net of $39,721 increase in deferred country tax)	$(64,142,768)
Translation of assets and liabilities in foreign currencies	1,716
Net unrealized gain (loss) on investments and foreign currency translation	$(64,141,052)
Net realized and unrealized gain (loss) on investments and foreign currency	$106,388,014
Change in net assets from operations	$100,106,063

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
Change in net assets	2010	2009
From operations
Net investment loss	$(6,281,951)	$(4,048,852)
Net realized gain (loss) on investments and foreign currency transactions	170,529,066	(141,513,340)
Net unrealized gain (loss) on investments and foreign currency translation	(64,141,052)	142,730,379
Change in net assets from operations	$100,106,063	$(2,831,813)
Change in net assets from fund share transactions	$39,070,198	$86,060,960
Total change in net assets	$139,176,261	$83,229,147
Net assets
At beginning of period	604,088,353	520,859,206
At end of period (including accumulated net investment loss of $7,601 and $8,628, respectively)	$743,264,614	$604,088,353

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$16.22	$17.96		$20.48	$16.96	$16.85
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.13)		$(0.16)	$(0.16)	$(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	2.98	(1.61	)(g)	(1.70)	3.68	0.31
Total from investment operations	$2.81	$(1.74)		$(1.86)	$3.52	$0.11
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$19.03	$16.22		$17.96	$20.48	$16.96
Total return (%) (r)(s)(t)	17.32	(9.69)		(9.31)	20.75	0.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.70		1.61	1.57	1.57
Expenses after expense reductions (f)	1.41	1.60		1.51	1.47	1.47
Net investment loss	(0.92)	(1.05)		(0.86)	(1.04)	(1.12)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$338,380	$248,658		$282,079	$395,993	$409,471

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$15.16	$16.90		$19.44	$16.20	$16.20
Income (loss) from investment operations
Net investment loss (d)	$(0.29)	$(0.21)		$(0.27)	$(0.25)	$(0.30)
Net realized and unrealized gain (loss) on investments and foreign currency	2.78	(1.53	)(g)	(1.61)	3.49	0.30
Total from investment operations	$2.49	$(1.74)		$(1.88)	$3.24	$0.00
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.65	$15.16		$16.90	$19.44	$16.20
Total return (%) (r)(s)(t)	16.42	(10.30)		(9.92)	20.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.41		2.27	2.22	2.22
Expenses after expense reductions (f)	2.16	2.30		2.17	2.12	2.12
Net investment loss	(1.67)	(1.76)		(1.53)	(1.69)	(1.77)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$26,777	$27,582		$38,724	$91,922	$132,519
See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$15.18	$16.93		$19.46	$16.22	$16.22
Income (loss) from investment operations
Net investment loss (d)	$(0.30)	$(0.21)		$(0.27)	$(0.25)	$(0.30)
Net realized and unrealized gain (loss) on investments and foreign currency	2.79	(1.54	)(g)	(1.60)	3.49	0.30
Total from investment operations	$2.49	$(1.75)		$(1.87)	$3.24	$0.00
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.67	$15.18		$16.93	$19.46	$16.22
Total return (%) (r)(s)(t)	16.40	(10.34)		(9.86)	19.98	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.40		2.26	2.22	2.22
Expenses after expense reductions (f)	2.16	2.30		2.16	2.12	2.12
Net investment loss	(1.67)	(1.75)		(1.51)	(1.69)	(1.77)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$37,144	$25,431		$29,661	$42,296	$47,293

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$16.91	$18.67		$21.19	$17.48	$17.31
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.10)		$(0.10)	$(0.11)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	3.10	(1.66	)(g)	(1.76)	3.82	0.31
Total from investment operations	$2.97	$(1.76)		$(1.86)	$3.71	$0.17
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$19.88	$16.91		$18.67	$21.19	$17.48
Total return (%) (r)(s)	17.56	(9.43)		(8.99)	21.22	0.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.35		1.26	1.22	1.22
Expenses after expense reductions (f)	1.16	1.25		1.16	1.12	1.12
Net investment loss	(0.67)	(0.71)		(0.51)	(0.69)	(0.77)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$263,575	$238,410		$90,045	$100,245	$119,053

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$15.10	$16.84		$19.37	$16.16	$16.18
Income (loss) from investment operations
Net investment loss (d)	$(0.29)	$(0.21)		$(0.27)	$(0.26)	$(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	2.77	(1.53	)(g)	(1.60)	3.47	0.29
Total from investment operations	$2.48	$(1.74)		$(1.87)	$3.21	$(0.02)
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.58	$15.10		$16.84	$19.37	$16.16
Total return (%) (r)(s)	16.42	(10.33)		(9.91)	19.86	(0.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.40		2.30	2.37	2.43
Expenses after expense reductions (f)	2.16	2.30		2.20	2.22	2.22
Net investment loss	(1.67)	(1.76)		(1.54)	(1.79)	(1.86)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$5,253	$4,217		$4,565	$2,609	$857

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$15.94	$17.68		$20.21	$16.78	$16.72
Income (loss) from investment operations
Net investment loss (d)	$(0.22)	$(0.16)		$(0.19)	$(0.20)	$(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency	2.93	(1.58	)(g)	(1.68)	3.63	0.30
Total from investment operations	$2.71	$(1.74)		$(1.87)	$3.43	$0.06
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$18.65	$15.94		$17.68	$20.21	$16.78
Total return (%) (r)(s)	17.00	(9.84)		(9.48)	20.44	0.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.90		1.80	1.92	1.96
Expenses after expense reductions (f)	1.66	1.80		1.70	1.77	1.77
Net investment loss	(1.17)	(1.26)		(1.03)	(1.34)	(1.41)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$13,125	$11,312		$13,675	$8,711	$4,417

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$16.22	$17.94		$20.45	$16.94	$16.84
Income (loss) from investment operations
Net investment loss (d)	$(0.18)	$(0.13)		$(0.15)	$(0.17)	$(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency	2.98	(1.59	)(g)	(1.70)	3.68	0.31
Total from investment operations	$2.80	$(1.72)		$(1.85)	$3.51	$0.10
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$19.02	$16.22		$17.94	$20.45	$16.94
Total return (%) (r)(s)	17.26	(9.59)		(9.27)	20.72	0.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.65		1.57	1.62	1.62
Expenses after expense reductions (f)	1.41	1.55		1.47	1.52	1.52
Net investment loss	(0.93)	(1.00)		(0.82)	(1.09)	(1.15)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$6,456	$3,492		$4,204	$4,654	$2,404

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$16.42	$18.13		$20.60	$17.01	$16.86
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.10)		$(0.10)	$(0.12)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	3.02	(1.61	)(g)	(1.71)	3.71	0.30
Total from investment operations	$2.89	$(1.71)		$(1.81)	$3.59	$0.15
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$19.31	$16.42		$18.13	$20.60	$17.01
Total return (%) (r)(s)	17.60	(9.43)		(9.00)	21.11	0.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.40		1.30	1.32	1.32
Expenses after expense reductions (f)	1.16	1.30		1.20	1.22	1.22
Net investment loss	(0.67)	(0.76)		(0.55)	(0.79)	(0.84)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$50,147	$42,974		$55,828	$67,212	$59,999

See Notes to Financial Statements

28

Financial Highlights – continued

Class 529A	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$15.97	$17.70		$20.23	$16.79	$16.73
Income (loss) from investment operations
Net investment loss (d)	$(0.19)	$(0.14)		$(0.19)	$(0.21)	$(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency	2.93	(1.59	)(g)	(1.68)	3.65	0.30
Total from investment operations	$2.74	$(1.73)		$(1.87)	$3.44	$0.06
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$18.71	$15.97		$17.70	$20.23	$16.79
Total return (%) (r)(s)(t)	17.16	(9.77)		(9.48)	20.49	0.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.80		1.80	1.82	1.83
Expenses after expense reductions (f)	1.51	1.70		1.70	1.72	1.72
Net investment loss	(1.02)	(1.15)		(1.04)	(1.29)	(1.37)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$1,735	$1,444		$1,568	$1,715	$1,630

See Notes to Financial Statements

29

Financial Highlights – continued

Class 529B	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$14.92	$16.65		$19.20	$16.03	$16.07
Income (loss) from investment operations
Net investment loss (d)	$(0.31)	$(0.22)		$(0.29)	$(0.28)	$(0.33)
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	(1.51	)(g)	(1.60)	3.45	0.29
Total from investment operations	$2.44	$(1.73)		$(1.89)	$3.17	$(0.04)
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.36	$14.92		$16.65	$19.20	$16.03
Total return (%) (r)(s)(t)	16.35	(10.39)		(10.10)	19.78	(0.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.36	2.50		2.45	2.47	2.47
Expenses after expense reductions (f)	2.26	2.40		2.35	2.37	2.37
Net investment loss	(1.77)	(1.85)		(1.70)	(1.94)	(2.02)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$204	$175		$212	$239	$211

See Notes to Financial Statements

30

Financial Highlights – continued

Class 529C	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$14.93	$16.66		$19.21	$16.04	$16.08
Income (loss) from investment operations
Net investment loss (d)	$(0.31)	$(0.22)		$(0.29)	$(0.28)	$(0.34)
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	(1.51	)(g)	(1.60)	3.45	0.30
Total from investment operations	$2.43	$(1.73)		$(1.89)	$3.17	$(0.04)
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(0.66)	$—	$—
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.36	$14.93		$16.66	$19.21	$16.04
Total return (%) (r)(s)(t)	16.28	(10.38)		(10.10)	19.76	(0.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.36	2.48		2.45	2.47	2.48
Expenses after expense reductions (f)	2.26	2.38		2.34	2.37	2.37
Net investment loss	(1.78)	(1.83)		(1.70)	(1.94)	(2.02)
Portfolio turnover	167	150		95	94	99
Net assets at end of period (000 omitted)	$469	$393		$299	$323	$332

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

31

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are

32

Notes to Financial Statements – continued

primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in

33

Notes to Financial Statements – continued

determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$594,879,612	$393	$—	$594,880,005
Brazil	35,786,186	—	—	35,786,186
India	17,236,836	—	—	17,236,836
Greece	16,939,417	—	—	16,939,417
Australia	16,870,696	—	—	16,870,696
United Kingdom	16,201,492	—	—	16,201,492
Netherland	11,835,486	—	—	11,835,486
Cayman Island	7,664,705	—	—	7,664,705
Canada	7,285,925	—	—	7,285,925
Other Countries	17,439,794	—	—	17,439,794
Mutual Funds	17,066,611	—	—	17,066,611
Total Investments	$759,206,760	$393	$—	$759,207,153

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the

34

Notes to Financial Statements – continued

reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At August 31, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2010 as reported in the Statement of Operations:

Investment Transactions (Purchased Options)
Equity Contracts	$(312,498)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction

35

Notes to Financial Statements – continued

to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

36

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by

37

Notes to Financial Statements – continued

the fund. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and foreign currency transactions.

The fund declared no distributions for the years ended August 31, 2010 and August 31, 2009.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$725,182,857
Gross appreciation	87,099,330
Gross depreciation	(53,075,034)
Net unrealized appreciation (depreciation)	$34,024,296

Capital loss carryforwards	(9,264,513)
Other temporary differences	(120,537)

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/17	$(9,264,513)

38

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets for the first $1.5 billion and 0.75% of average daily net assets in excess of $1.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2011. This management fee reduction amounted to $702,871, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.80% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $81,367 and $1,111 for the year ended August 31, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

39

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$791,375
Class B	0.75%	0.25%	1.00%	1.00%	295,729
Class C	0.75%	0.25%	1.00%	1.00%	332,220
Class R1	0.75%	0.25%	1.00%	1.00%	52,382
Class R2	0.25%	0.25%	0.50%	0.50%	66,232
Class R3	—	0.25%	0.25%	0.25%	12,685
Class 529A	—	0.25%	0.25%	0.25%	4,179
Class 529B	0.75%	0.25%	1.00%	1.00%	2,059
Class 529C	0.75%	0.25%	1.00%	1.00%	4,569
Total Distribution and Service Fees					$1,561,430

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

Amount
Class A	$826
Class B	28,443
Class C	4,472
Class 529B	—
Class 529C	36

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements.

40

Notes to Financial Statements – continued

Program manager fees for the year ended August 31, 2010, were as follows:

Amount
Class 529A	$1,671
Class 529B	206
Class 529C	457
Total Program Manager Fees	$2,334

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $551,413, which equated to 0.0784% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $682,345.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2010, these costs for the fund amounted to $547,827 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services

41

Notes to Financial Statements – continued

to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $1,122 and is included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $7,601 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,607 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,694, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,186,097,913 and $1,152,779,773, respectively.

42

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,940,347	$132,282,923	5,092,115	$67,789,677
Class B	328,287	5,799,780	283,553	3,481,059
Class C	818,383	14,512,850	292,917	3,733,586
Class I	2,555,492	51,085,202	11,902,139	131,963,269
Class R1	109,310	1,903,834	84,753	1,035,999
Class R2	294,745	5,506,373	202,168	2,534,462
Class R3	211,686	4,125,397	97,138	1,134,024
Class R4	955,120	18,274,108	1,207,603	16,065,980
Class 529A	14,070	267,454	16,545	194,126
Class 529B	1,984	34,429	870	10,451
Class 529C	5,023	88,281	11,398	116,135
	12,234,447	$233,880,631	19,191,199	$228,058,768
Shares reacquired
Class A	(4,482,976)	$(84,902,478)	(5,469,551)	$(68,073,959)
Class B	(630,232)	(11,168,524)	(755,302)	(8,686,607)
Class C	(391,561)	(6,850,047)	(369,909)	(4,434,017)
Class I	(3,396,804)	(64,037,306)	(2,629,148)	(34,965,721)
Class R1	(89,768)	(1,577,355)	(76,622)	(872,359)
Class R2	(300,556)	(5,570,564)	(265,802)	(3,150,161)
Class R3	(87,539)	(1,676,613)	(116,127)	(1,374,215)
Class R4	(974,707)	(18,701,481)	(1,670,558)	(20,216,706)
Class 529A	(11,766)	(216,917)	(14,695)	(168,245)
Class 529B	(1,967)	(33,557)	(1,845)	(19,040)
Class 529C	(4,309)	(75,591)	(3,029)	(36,778)
	(10,372,185)	$(194,810,433)	(11,372,588)	$(141,997,808)
Net change
Class A	2,457,371	$47,380,445	(377,436)	$(284,282)
Class B	(301,945)	(5,368,744)	(471,749)	(5,205,548)
Class C	426,822	7,662,803	(76,992)	(700,431)
Class I	(841,312)	(12,952,104)	9,272,991	96,997,548
Class R1	19,542	326,479	8,131	163,640
Class R2	(5,811)	(64,191)	(63,634)	(615,699)
Class R3	124,147	2,448,784	(18,989)	(240,191)
Class R4	(19,587)	(427,373)	(462,955)	(4,150,726)
Class 529A	2,304	50,537	1,850	25,881
Class 529B	17	872	(975)	(8,589)
Class 529C	714	12,690	8,369	79,357
	1,862,262	$39,070,198	7,818,611	$86,060,960

Class W shares were not available for sale during the period. Please see the fund’s prospectus for details.

43

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 11%, 8%, 6%, and 3% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $8,748 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,462,053	266,671,802	(260,612,335)	10,521,520

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,854	$10,521,520

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS New Discovery Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 18, 2010

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Thomas Wetherald

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

51

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

52

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that MFS has agreed in writing to reduce its advisory fee on average daily net assets up to $1.5 billion, and to further reduce its advisory fee on average daily net assets over $1.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

53

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

54

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

55

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Research International Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

8/31/10

RIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.3%
HSBC Holdings PLC	2.9%
Royal Dutch Shell PLC, “A”	2.5%
Roche Holding AG	2.3%
BNP Paribas	2.2%
Vodafone Group PLC	2.1%
BHP Billiton PLC	1.9%
Siemens AG	1.8%
LVMH Moet Hennessy Louis Vuitton S.A.	1.7%
Sanofi-Aventis	1.6%

Global equity sectors
Financial Services	24.7%
Capital Goods	23.2%
Energy	12.6%
Health Care	8.6%
Consumer Staples	8.2%
Consumer Cyclicals	7.7%
Technology	7.4%
Telecommunications/Cable Television	5.9%

Country weightings
United Kingdom	17.6%
Japan	16.6%
Germany	10.0%
Switzerland	10.0%
France	9.5%
Netherlands	6.3%
Hong Kong	4.3%
Australia	3.3%
Brazil	3.2%
Other Countries	19.2%

Percentages are based on net assets as of 8/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2010, Class A shares of the MFS Research International Fund (the “fund”) provided a total return of 0.65%, at net asset value. This compares with a return of –1.93% for the fund’s benchmark, the MSCI EAFE Index, and a return of 3.27% for the fund’s other benchmark, the MSCI All Country World (ex-U.S.) Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to

3

Management Review – continued

weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Detractors from Performance

Stock selection in the health care sector held back relative returns. The timing of our ownership in shares of pharmaceutical company Sanofi-Aventis (France) and not owning strong-performing pharmaceutical firm Novartis (Switzerland) detracted from relative results.

Individual securities in other sectors that negatively impacted relative performance included parcel delivery services company Yamato Holdings (Japan), oil and gas exploration company INPEX Corporation (Japan), power and gas company E.ON AG (Germany), and financial services firms, BNP Paribas (France) and ING Groep N.V. (The Netherlands). Shares of BNP Paribas declined during the latter part of the reporting period on rising concerns about potential losses from the firm’s exposure to the sovereign debt of Greece, Portugal, Spain and Ireland. The fund’s timing of ownership in shares of banking firm Unione di Banche (h) (Italy) and investment management and banking firm UBS (h) (Switzerland), and not owning strong-performing mining operator Rio Tinto (Australia), also adversely affected relative returns.

Contributors to Performance

Stock selection in the capital goods sector was a primary contributor to performance relative to the MSCI EAFE Index. Within this sector, global engineering company Tomkins (h) (United Kingdom), global flavors and fragrances supplier Symrise (b) (Germany), ship builder and shipyard operator Keppel (Singapore), gold mining company Lihir Gold (b) (Australia), and mining company Iluka Resources (b) (Australia) delivered strong relative results. Shares of Tomkins rose during the first part of 2010 after the company reported better-than-expected results for 2009. While sales declined due to the global recession and, as the housing and car markets tumbled, the company narrowed full-year losses by cutting its workforce and closing factories.

Security selection in the financial services sector also boosted relative returns. Financial services firm HDFC Bank (b) (India) was among the fund’s top relative contributors. The share price of HDFC rose during the latter part of the reporting period due to an improved outlook for default rates on restructured loans. This dynamic helped the company achieve solid growth in its net profits.

Elsewhere, the timing of our ownership in shares of integrated oil company BP PLC (United Kingdom) and our holdings of luxury goods company LVMH Moët Hennessy Louis Vuitton (France), global food company Nestle (Switzerland), and advertising and marketing firm WPP Group (United Kingdom) also bolstered relative performance. Shares of LVMH continued to perform well with strong quarterly results that exceeded earnings expectations,

4

Management Review – continued

as well as exceptional demand for Louis Vuitton bags in China. The company continued to gain market share on growth in leather goods and improvements in watches and spirits.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	0.65%	2.04%	2.14%	N/A
B	1/02/98	(0.09)%	1.35%	1.47%	N/A
C	1/02/98	(0.03)%	1.35%	1.47%	N/A
I	1/02/97	0.92%	2.36%	2.48%	N/A
W	5/01/06	0.81%	N/A	N/A	(3.09)%
R1	4/01/05	(0.09)%	1.28%	N/A	2.33%
R2	10/31/03	0.45%	1.79%	N/A	6.01%
R3	4/01/05	0.72%	2.03%	N/A	3.08%
R4	4/01/05	0.95%	2.32%	N/A	3.38%
529A	7/31/02	0.54%	1.85%	N/A	7.43%
529B	7/31/02	(0.14)%	1.17%	N/A	6.71%
529C	7/31/02	(0.11)%	1.17%	N/A	6.71%

Comparative benchmarks
MSCI EAFE (Europe, Australasia, Far East) Index (f)	(1.93)%	1.43%	1.53%	N/A
MSCI All Country World (ex-U.S.) Index (f)	3.27%	3.78%	3.18%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)	(5.13)%	0.84%	1.53%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	(4.06)%	1.05%	1.47%	N/A
C With CDSC (1% for 12 months) (x)	(1.02)%	1.35%	1.47%	N/A
529A With Initial Sales Charge (5.75%)	(5.24)%	0.65%	N/A	6.65%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(4.10)%	0.88%	N/A	6.71%
529C With CDSC (1% for 12 months) (x)	(1.10)%	1.17%	N/A	6.71%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definitions

MSCI All Country World (ex-U.S.) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/1/10-8/31/10
A	Actual	1.27%	$1,000.00	$981.03	$6.34
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
B	Actual	2.02%	$1,000.00	$976.97	$10.07
	Hypothetical (h)	2.02%	$1,000.00	$1,015.02	$10.26
C	Actual	2.02%	$1,000.00	$977.49	$10.07
	Hypothetical (h)	2.02%	$1,000.00	$1,015.02	$10.26
I	Actual	1.02%	$1,000.00	$982.34	$5.10
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
W	Actual	1.12%	$1,000.00	$981.74	$5.59
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
R1	Actual	2.02%	$1,000.00	$977.16	$10.07
	Hypothetical (h)	2.02%	$1,000.00	$1,015.02	$10.26
R2	Actual	1.52%	$1,000.00	$979.77	$7.58
	Hypothetical (h)	1.52%	$1,000.00	$1,017.54	$7.73
R3	Actual	1.27%	$1,000.00	$980.87	$6.34
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R4	Actual	1.02%	$1,000.00	$981.82	$5.10
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
529A	Actual	1.37%	$1,000.00	$980.06	$6.84
	Hypothetical (h)	1.37%	$1,000.00	$1,018.30	$6.97
529B	Actual	2.12%	$1,000.00	$976.38	$10.56
	Hypothetical (h)	2.12%	$1,000.00	$1,014.52	$10.76
529C	Actual	2.12%	$1,000.00	$977.20	$10.57
	Hypothetical (h)	2.12%	$1,000.00	$1,014.52	$10.76

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.3%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 1.2%
Heineken N.V. (l)	1,154,900	$51,721,770

Apparel Manufacturers - 2.2%
Li & Fung Ltd.	4,120,000	$20,868,134
LVMH Moet Hennessy Louis Vuitton S.A.	639,980	74,426,841

		$95,294,975
Automotive - 2.0%
Bayerische Motoren Werke AG	836,600	$44,172,472
Bridgestone Corp.	2,287,300	39,696,267

		$83,868,739
Broadcasting - 1.7%
Publicis Groupe S.A. (l)	687,350	$28,788,024
WPP Group PLC	4,459,826	44,185,204

		$72,973,228
Brokerage & Asset Managers - 3.2%
Aberdeen Asset Management PLC	8,942,980	$18,460,937
BM&F Bovespa S.A.	3,321,400	24,207,214
Deutsche Boerse AG	542,600	33,156,559
Hong Kong Exchanges & Clearing Ltd.	2,397,500	37,570,979
Nomura Holdings, Inc.	4,465,500	25,142,025

		$138,537,714
Business Services - 2.0%
Cognizant Technology Solutions Corp., “A” (a)	398,260	$22,941,767
Mitsubishi Corp.	1,900,000	40,709,439
Nomura Research, Inc.	1,174,400	22,828,178

		$86,479,384
Chemicals - 0.7%
Monsanto Co.	246,750	$12,991,388
Nufarm Ltd.	4,442,893	15,218,446

		$28,209,834
Computer Software - 0.4%
Dassault Systems S.A. (l)	249,991	$15,074,985

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 2.6%
Acer, Inc.	19,676,509	$46,129,295
Konica Minolta Holdings, Inc.	5,622,500	49,124,092
Ricoh Co. Ltd.	1,261,000	16,120,867

		$111,374,254
Conglomerates - 1.4%
Hutchison Whampoa Ltd.	7,915,000	$58,507,151

Construction - 0.6%
Geberit AG	118,023	$19,018,530
Urbi Desarrollos Urbanos S.A. de C.V. (a)	4,378,860	8,233,958

		$27,252,488
Consumer Products - 1.5%
Kimberly-Clark de Mexico S.A. de C.V., “A”	2,373,250	$13,736,708
Reckitt Benckiser Group PLC	1,034,420	51,765,500

		$65,502,208
Electrical Equipment - 3.2%
Legrand S.A.	319,830	$9,713,127
Schneider Electric S.A.	466,937	49,521,559
Siemens AG	842,040	76,594,684

		$135,829,370
Electronics - 1.5%
Samsung Electronics Co. Ltd.	65,112	$41,058,197
Taiwan Semiconductor Manufacturing Co. Ltd.	12,654,326	23,267,147

		$64,325,344
Energy - Independent - 1.3%
CNOOC Ltd.	7,653,000	$13,222,731
INPEX Corp.	6,304	28,514,701
Tullow Oil PLC	828,752	15,480,975

		$57,218,407
Energy - Integrated - 5.1%
BG Group PLC	2,947,460	$47,441,323
BP PLC	10,508,330	61,337,902
Royal Dutch Shell PLC, “A”	4,062,530	107,974,592

		$216,753,817
Engineering - Construction - 2.1%
Downer EDI Ltd.	2,120,190	$7,507,608

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Engineering - Construction - continued
JGC Corp.	2,438,000	$37,320,176
Keppel Corp. Ltd.	6,558,000	43,300,701

		$88,128,485
Food & Beverages - 4.8%
Groupe Danone	1,205,634	$64,788,065
Nestle S.A.	2,693,914	139,571,412

		$204,359,477
Food & Drug Stores - 1.9%
Lawson, Inc.	1,161,800	$52,966,242
Tesco PLC	4,878,920	30,450,272

		$83,416,514
Insurance - 4.6%
Amlin PLC	1,461,958	$9,112,028
China Pacific Insurance Co. Ltd.	7,464,000	26,819,065
Hiscox Ltd.	3,355,923	18,893,952
ING Groep N.V. (a)	6,684,014	59,444,704
SNS REAAL Groep N.V. (a)	4,059,770	17,157,726
Swiss Reinsurance Co.	633,250	26,259,370
Zurich Financial Services Ltd.	168,350	37,541,926

		$195,228,771
Machinery & Tools - 2.3%
Beml Ltd.	556,424	$11,935,200
Glory Ltd.	1,557,400	33,239,117
MAN SE	592,021	50,933,717
Sinotruk Hong Kong Ltd.	2,507,500	2,369,291

		$98,477,325
Major Banks - 12.2%
Bank of China Ltd.	57,330,000	$28,817,008
Barclays PLC	11,868,280	55,042,227
BNP Paribas	1,501,775	93,957,283
BOC Hong Kong Holdings Ltd.	7,565,000	19,888,060
Commonwealth Bank of Australia	1,172,230	52,459,549
Credit Suisse Group AG	1,194,690	52,471,044
HSBC Holdings PLC	12,384,241	122,258,576
Julius Baer Group Ltd.	659,587	23,265,019
KBC Group N.V. (a)	429,431	17,827,881
Sumitomo Mitsui Financial Group, Inc.	1,802,800	53,669,835

		$519,656,482

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical & Health Technology & Services - 2.0%
Diagnosticos da America S.A.	1,821,600	$19,084,663
Miraca Holdings, Inc.	1,055,200	35,344,992
Rhoen-Klinikum AG	1,382,600	30,328,859

		$84,758,514
Medical Equipment - 0.7%
Synthes, Inc.	266,270	$29,374,282

Metals & Mining - 3.7%
BHP Billiton PLC	2,885,780	$81,058,128
Iluka Resources Ltd. (a)	6,893,587	34,039,406
Teck Resources Ltd., “B”	1,344,960	44,989,659

		$160,087,193
Natural Gas - Distribution - 1.2%
Tokyo Gas Co. Ltd.	10,880,000	$50,767,290

Network & Telecom - 0.9%
Ericsson, Inc., “B”	3,287,200	$31,886,714
Nokia Oyj	799,080	6,830,220

		$38,716,934
Oil Services - 0.7%
Schlumberger Ltd.	545,630	$29,098,448

Other Banks & Diversified Financials - 4.7%
Aeon Credit Service Co. Ltd.	2,428,500	$25,640,751
Banco Santander Brasil S.A., ADR	3,396,810	42,731,870
China Construction Bank	48,344,000	39,899,531
HDFC Bank Ltd., ADR	258,770	41,351,446
ICICI Bank Ltd.	2,073,857	43,103,954
ICICI Bank Ltd., ADR	201,280	8,314,877

		$201,042,429
Pharmaceuticals - 5.9%
Bayer AG	807,522	$49,304,165
Roche Holding AG	720,440	97,927,328
Sanofi-Aventis	1,193,860	68,489,871
Santen, Inc.	1,006,600	36,065,540

		$251,786,904
Precious Metals & Minerals - 0.7%
Newcrest Mining Ltd.	934,051	$30,955,698

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 1.3%
East Japan Railway Co.	858,400	$55,585,002

Specialty Chemicals - 3.7%
Akzo Nobel N.V.	1,270,550	$67,085,027
Linde AG	594,790	67,008,188
Symrise AG	995,287	24,594,919

		$158,688,134
Specialty Stores - 1.9%
Esprit Holdings Ltd.	6,150,503	$34,473,653
Industria de Diseno Textil S.A.	684,580	45,675,681

		$80,149,334
Telecommunications - Wireless - 3.4%
Cellcom Israel Ltd.	547,060	$15,011,326
KDDI Corp.	5,770	27,816,331
Vivo Participacoes S.A., ADR	603,670	14,488,080
Vodafone Group PLC	37,324,610	89,957,234

		$147,272,971
Telephone Services - 2.5%
China Unicom Ltd.	14,374,000	$19,809,001
PT XL Axiata Tbk (a)	29,304,500	16,217,211
Royal KPN N.V.	3,926,810	56,928,320
Telecom Italia S.p.A.	11,023,789	14,905,885

		$107,860,417
Tobacco - 0.7%
Japan Tobacco, Inc.	9,892	$30,696,874

Trucking - 1.5%
TNT N.V.	707,324	$17,954,024
Yamato Holdings Co. Ltd.	3,901,600	45,884,785

		$63,838,809
Utilities - Electric Power - 4.3%
CEZ AS	500,000	$20,958,298
Cheung Kong Infrastructure Holdings Ltd.	2,928,000	11,273,482
CPFL Energia S.A.	740,100	17,088,145
E.ON AG	1,889,008	53,155,356
Energias de Portugal S.A.	6,326,850	19,242,488
Fortum Corp.	932,810	21,478,828
Red Electrica de Espana	492,062	20,278,359

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
Tractebel Energia S.A.	1,418,220	$18,758,862

		$182,233,818
Total Common Stocks (Identified Cost, $4,047,724,455)		$4,201,103,773

Money Market Funds (v) - 0.4%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	17,347,471	$17,347,471

Collateral for Securities Loaned - 1.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	43,704,640	$43,704,640
Total Investments (Identified Cost, $4,108,776,566)		$4,262,155,884

Other Assets, Less Liabilities - 0.3%		11,317,483
Net Assets - 100.0%		$4,273,473,367

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,091,429,095)	$4,244,808,413
Underlying funds, at cost and value	17,347,471
Total investments, at value, including $41,710,787 of securities on loan (identified cost, $4,108,776,566)	$4,262,155,884
Foreign currency, at value (identified cost, $187,532)	187,117
Receivables for
Investments sold	93,235,987
Fund shares sold	7,421,890
Interest and dividends	15,849,810
Other assets	10,888
Total assets	$4,378,861,576
Liabilities
Payables for
Investments purchased	$54,285,367
Fund shares reacquired	4,540,856
Collateral for securities loaned, at value	43,704,640
Payable to affiliates
Investment adviser	180,615
Shareholder servicing costs	1,960,015
Distribution and service fees	32,524
Administrative services fee	3,341
Program manager fees	15
Payable for independent Trustees’ compensation	24,193
Accrued expenses and other liabilities	656,643
Total liabilities	$105,388,209
Net assets	$4,273,473,367
Net assets consist of
Paid-in capital	$5,442,519,420
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	153,594,157
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,390,888,371)
Undistributed net investment income	68,248,161
Net assets	$4,273,473,367
Shares of beneficial interest outstanding	326,713,294

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,466,337,214	113,400,265	$12.93
Class B	40,476,414	3,290,543	12.30
Class C	101,266,864	8,329,203	12.16
Class I	1,926,220,545	144,305,760	13.35
Class W	24,820,070	1,923,977	12.90
Class R1	5,867,918	489,697	11.98
Class R2	72,424,698	5,753,914	12.59
Class R3	151,073,385	11,784,019	12.82
Class R4	482,216,656	37,212,752	12.96
Class 529A	1,512,221	118,321	12.78
Class 529B	461,425	38,487	11.99
Class 529C	795,957	66,356	12.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $13.72 [100 / 94.25 x $12.93] and $13.56 [100 / 94.25 x $12.78], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$127,121,578
Income on securities loaned	2,600,254
Dividends from underlying funds	85,800
Foreign taxes withheld	(12,292,832)
Total investment income	$117,514,800
Expenses
Management fee	$31,898,868
Distribution and service fees	6,010,492
Program manager fees	2,763
Shareholder servicing costs	5,889,368
Administrative services fee	600,999
Independent Trustees’ compensation	74,190
Custodian fee	1,829,602
Shareholder communications	290,817
Auditing fees	60,950
Legal fees	73,014
Miscellaneous	462,181
Total expenses	$47,193,244
Fees paid indirectly	(68)
Reduction of expenses by investment adviser	(21,453)
Net expenses	$47,171,723
Net investment income	$70,343,077
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$29,993,122
Foreign currency transactions	(1,832,290)
Net realized gain (loss) on investments and foreign currency transactions	$28,160,832
Change in unrealized appreciation (depreciation)
Investments (net of $274,890 decrease in deferred country tax)	$(102,198,110)
Translation of assets and liabilities in foreign currencies	14,351
Net unrealized gain (loss) on investments and foreign currency translation	$(102,183,759)
Net realized and unrealized gain (loss) on investments and foreign currency	$(74,022,927)
Change in net assets from operations	$(3,679,850)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
Change in net assets	2010	2009
From operations
Net investment income	$70,343,077	$61,282,966
Net realized gain (loss) on investments and foreign currency transactions	28,160,832	(1,403,567,923)
Net unrealized gain (loss) on investments and foreign currency translation	(102,183,759)	499,555,923
Change in net assets from operations	$(3,679,850)	$(842,729,034)
Distributions declared to shareholders
From net investment income	$(59,827,529)	$(59,328,561)
From net realized gain on investments	—	(56,492,868)
Total distributions declared to shareholders	$(59,827,529)	$(115,821,429)
Change in net assets from fund share transactions	$756,781,959	$127,313,774
Total change in net assets	$693,274,580	$(831,236,689)
Net assets
At beginning of period	3,580,198,787	4,411,435,476
At end of period (including undistributed net investment income of $68,248,161 and $59,546,447, respectively)	$4,273,473,367	$3,580,198,787

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.03	$16.14	$20.56	$19.44	$16.65
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.30	$0.26	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.11)	(2.92)	(2.45)	3.03	4.08
Total from investment operations	$0.10	$(2.70)	$(2.15)	$3.29	$4.27
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.28)	$(0.23)	$(0.12)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.20)	$(0.41)	$(2.27)	$(2.17)	$(1.48)
Net asset value, end of period	$12.93	$13.03	$16.14	$20.56	$19.44
Total return (%) (r)(s)(t)	0.65	(16.22)	(12.46)	17.82	27.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.35	1.32	1.34	1.43
Expenses after expense reductions (f)	1.25	1.35	1.32	1.34	1.43
Net investment income	1.59	1.95	1.57	1.28	1.06
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$1,466,337	$1,254,399	$1,628,324	$1,813,833	$1,344,754

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.39	$15.34	$19.61	$18.63	$16.02
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.13	$0.14	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(2.77)	(2.30)	2.92	3.93
Total from investment operations	$—	$(2.64)	$(2.16)	$3.03	$4.00
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.12)	$(0.11)	$(0.03)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.09)	$(0.31)	$(2.11)	$(2.05)	$(1.39)
Net asset value, end of period	$12.30	$12.39	$15.34	$19.61	$18.63
Total return (%) (r)(s)(t)	(0.09)	(16.85)	(13.00)	17.08	26.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.05	1.97	1.99	2.08
Expenses after expense reductions (f)	1.99	2.05	1.97	1.99	2.08
Net investment income	0.71	1.25	0.77	0.55	0.40
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$40,476	$55,961	$111,389	$185,670	$184,341

Class C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.27	$15.23	$19.52	$18.57	$15.98
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.14	$0.15	$0.12	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(2.77)	(2.29)	2.89	3.92
Total from investment operations	$—	$(2.63)	$(2.14)	$3.01	$3.99
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.16)	$(0.12)	$(0.04)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.11)	$(0.33)	$(2.15)	$(2.06)	$(1.40)
Net asset value, end of period	$12.16	$12.27	$15.23	$19.52	$18.57
Total return (%) (r)(s)(t)	(0.03)	(16.88)	(13.00)	17.05	26.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.05	1.97	1.99	2.08
Expenses after expense reductions (f)	2.00	2.05	1.97	1.99	2.08
Net investment income	0.78	1.30	0.86	0.62	0.41
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$101,267	$110,142	$168,396	$200,491	$158,564

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.44	$16.65	$21.14	$19.92	$17.02
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.26	$0.37	$0.34	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)	(3.01)	(2.52)	3.11	4.17
Total from investment operations	$0.14	$(2.75)	$(2.15)	$3.45	$4.43
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.35)	$(0.29)	$(0.17)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.23)	$(0.46)	$(2.34)	$(2.23)	$(1.53)
Net asset value, end of period	$13.35	$13.44	$16.65	$21.14	$19.92
Total return (%) (r)(s)	0.92	(16.00)	(12.15)	18.27	27.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.05	0.97	0.99	1.08
Expenses after expense reductions (f)	1.00	1.05	0.97	0.99	1.08
Net investment income	1.90	2.31	1.93	1.64	1.41
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$1,926,221	$1,456,884	$2,167,218	$2,210,257	$1,565,596

Class W	Years ended 8/31
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$13.00	$16.14	$20.57	$19.45	$19.54
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24	$0.35	$0.35	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.11)	(2.93)	(2.45)	3.00	(0.13	)(g)
Total from investment operations	$0.12	$(2.69)	$(2.10)	$3.35	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.34)	$(0.29)	$—
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	—
Total distributions declared to shareholders	$(0.22)	$(0.45)	$(2.33)	$(2.23)	$—
Net asset value, end of period	$12.90	$13.00	$16.14	$20.57	$19.45
Total return (%) (r)(s)	0.81	(16.12)	(12.25)	18.15	(0.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.14	1.07	1.10	1.20	(a)
Expenses after expense reductions (f)	1.10	1.14	1.07	1.10	1.20	(a)
Net investment income	1.73	2.25	1.89	1.78	1.02	(a)
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$24,820	$23,560	$16,633	$10,272	$1,033
See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.10	$15.05	$19.38	$18.49	$16.02
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.14	$0.16	$0.12	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(2.74)	(2.28)	2.87	3.84
Total from investment operations	$—	$(2.60)	$(2.12)	$2.99	$3.95
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.22)	$(0.16)	$(0.12)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.12)	$(0.35)	$(2.21)	$(2.10)	$(1.48)
Net asset value, end of period	$11.98	$12.10	$15.05	$19.38	$18.49
Total return (%) (r)(s)	(0.09)	(16.87)	(13.03)	17.00	26.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.05	2.02	2.14	2.26
Expenses after expense reductions (f)	2.00	2.05	2.02	2.09	2.16
Net investment income	0.77	1.34	0.92	0.64	0.65
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$5,868	$6,311	$8,930	$5,441	$2,027

Class R2	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.70	$15.76	$20.14	$19.11	$16.43
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.36	$0.22	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.11)	(2.87)	(2.49)	2.96	4.01
Total from investment operations	$0.07	$(2.67)	$(2.13)	$3.18	$4.16
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.18)	$(0.26)	$(0.21)	$(0.12)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.18)	$(0.39)	$(2.25)	$(2.15)	$(1.48)
Net asset value, end of period	$12.59	$12.70	$15.76	$20.14	$19.11
Total return (%) (r)(s)	0.45	(16.45)	(12.63)	17.50	26.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.54	1.51	1.69	1.82
Expenses after expense reductions (f)	1.50	1.54	1.51	1.64	1.73
Net investment income	1.34	1.88	2.02	1.13	0.83
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$72,425	$60,790	$96,672	$36,143	$13,799

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.92	$16.06	$20.47	$19.39	$16.65
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.30	$0.31	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(2.93)	(2.43)	2.96	4.00
Total from investment operations	$0.11	$(2.70)	$(2.13)	$3.27	$4.25
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.23)	$(0.29)	$(0.25)	$(0.15)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.21)	$(0.44)	$(2.28)	$(2.19)	$(1.51)
Net asset value, end of period	$12.82	$12.92	$16.06	$20.47	$19.39
Total return (%) (r)(s)	0.72	(16.26)	(12.42)	17.78	27.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.29	1.27	1.39	1.47
Expenses after expense reductions (f)	1.25	1.29	1.27	1.39	1.47
Net investment income	1.55	2.09	1.61	1.54	1.42
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$151,073	$133,545	$62,056	$64,332	$12,796

Class R4	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.05	$16.19	$20.60	$19.47	$16.67
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.20	$0.34	$0.32	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(2.88)	(2.43)	3.03	3.99
Total from investment operations	$0.14	$(2.68)	$(2.09)	$3.35	$4.32
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.33)	$(0.28)	$(0.16)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.23)	$(0.46)	$(2.32)	$(2.22)	$(1.52)
Net asset value, end of period	$12.96	$13.05	$16.19	$20.60	$19.47
Total return (%) (r)(s)	0.95	(16.03)	(12.15)	18.13	27.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.01	1.09	1.17
Expenses after expense reductions (f)	1.00	1.00	1.01	1.09	1.17
Net investment income	1.77	1.72	1.81	1.56	1.82
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$482,217	$476,076	$148,343	$178,238	$109,993

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.88	$15.96	$20.34	$19.27	$16.53
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.26	$0.20	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)	(2.89)	(2.42)	3.01	4.04
Total from investment operations	$0.08	$(2.68)	$(2.16)	$3.21	$4.20
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.23)	$(0.20)	$(0.10)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.18)	$(0.40)	$(2.22)	$(2.14)	$(1.46)
Net asset value, end of period	$12.78	$12.88	$15.96	$20.34	$19.27
Total return (%) (r)(s)(t)	0.54	(16.32)	(12.60)	17.51	26.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.45	1.51	1.59	1.68
Expenses after expense reductions (f)	1.35	1.45	1.51	1.59	1.68
Net investment income	1.47	1.90	1.40	1.01	0.88
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$1,512	$1,451	$2,017	$2,060	$1,552

Class 529B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.11	$15.05	$19.31	$18.43	$15.88
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.12	$0.15	$0.08	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(2.74)	(2.30)	2.86	3.89
Total from investment operations	$(0.01)	$(2.62)	$(2.15)	$2.94	$3.92
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.12)	$(0.12)	$(0.01)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.11)	$(0.32)	$(2.11)	$(2.06)	$(1.37)
Net asset value, end of period	$11.99	$12.11	$15.05	$19.31	$18.43
Total return (%) (r)(s)(t)	(0.14)	(16.99)	(13.16)	16.78	26.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.15	2.16	2.24	2.33
Expenses after expense reductions (f)	2.10	2.15	2.16	2.24	2.33
Net investment income	0.69	1.19	0.83	0.42	0.15
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$461	$449	$616	$581	$356

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.12	$15.06	$19.31	$18.40	$15.86
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.13	$0.13	$0.08	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(2.75)	(2.28)	2.86	3.87
Total from investment operations	$(0.01)	$(2.62)	$(2.15)	$2.94	$3.90
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.11)	$(0.09)	$(0.00	)(w)
From net realized gain on investments	—	(0.21)	(1.99)	(1.94)	(1.36)
Total distributions declared to shareholders	$(0.11)	$(0.32)	$(2.10)	$(2.03)	$(1.36)
Net asset value, end of period	$12.00	$12.12	$15.06	$19.31	$18.40
Total return (%) (r)(s)(t)	(0.11)	(16.98)	(13.16)	16.79	25.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.15	2.16	2.24	2.33
Expenses after expense reductions (f)	2.10	2.15	2.16	2.24	2.33
Net investment income	0.76	1.23	0.73	0.40	0.16
Portfolio turnover	56	88	68	66	85
Net assets at end of period (000 omitted)	$796	$631	$843	$938	$650

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception May 1, 2006 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

28

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,201,103,773	$—	$—	$4,201,103,773
Mutual Funds	61,052,111	—	—	61,052,111
Total Investments	$4,262,155,884	$—	$—	$4,262,155,884

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against

30

Notes to Financial Statements – continued

Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital

31

Notes to Financial Statements – continued

gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/10	8/31/09
Ordinary income (including any short-term capital gains)	$59,827,529	$59,328,561
Long-term capital gain	—	56,492,868
Total distributions	$59,827,529	$115,821,429

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$4,269,674,466
Gross appreciation	241,838,082
Gross depreciation	(249,356,664)
Net unrealized appreciation (depreciation)	$(7,518,582)

Undistributed ordinary income	68,699,942
Capital loss carryforwards	(1,193,995,211)
Post-October capital loss deferral	(35,995,260)
Other temporary differences	(236,942)

32

Notes to Financial Statements – continued

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/17	$ (297,223,831)
8/31/18	(896,771,380)
$(1,193,995,211)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/10	Year ended 8/31/09	Year ended 8/31/10	Year ended 8/31/09
Class A	$19,942,316	$18,819,220	$—	$19,620,196
Class B	354,170	601,628	—	1,302,024
Class C	1,018,291	1,165,394	—	2,082,642
Class I	26,352,391	33,473,452	—	28,589,164
Class W	418,964	365,261	—	320,061
Class R1	60,073	74,958	—	115,869
Class R2	904,011	761,037	—	875,827
Class R3	2,141,334	2,027,798	—	1,828,194
Class R4	8,605,096	2,005,929	—	1,713,234
Class 529A	20,502	23,408	—	26,124
Class 529B	4,205	4,499	—	8,421
Class 529C	6,176	5,977	—	11,112
Total	$59,827,529	$59,328,561	$—	$56,492,868

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

33

Notes to Financial Statements – continued

The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.77% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue until December 31, 2010. Effective January 1, 2011, this agreement is terminated. For the year ended August 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $75,657 and $916 for the year ended August 31, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,572,889
Class B	0.75%	0.25%	1.00%	1.00%	501,443
Class C	0.75%	0.25%	1.00%	1.00%	1,119,875
Class W	0.10%	—	0.10%	0.10%	26,399
Class R1	0.75%	0.25%	1.00%	1.00%	63,663
Class R2	0.25%	0.25%	0.50%	0.50%	352,624
Class R3	—	0.25%	0.25%	0.25%	357,632
Class 529A	—	0.25%	0.25%	0.25%	3,889
Class 529B	0.75%	0.25%	1.00%	1.00%	4,770
Class 529C	0.75%	0.25%	1.00%	1.00%	7,308
Total Distribution and Service Fees					$6,010,492

34

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

Amount
Class A	$5,173
Class B	61,308
Class C	10,011
Class 529B	12
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2010, were as follows:

Amount
Class 529A	$1,555
Class 529B	477
Class 529C	731
Total Program Manager Fees	$2,763

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $673,878, which equated to 0.0163% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to

35

Notes to Financial Statements – continued

affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,812,330.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2010, these costs for the fund amounted to $1,403,160 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $507 and the

36

Notes to Financial Statements – continued

Retirement Deferral plan resulted in an expense of $1,610. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $24,192 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $39,530 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $21,453, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,989,529,293 and $2,234,951,751, respectively.

37

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	51,229,005	$693,718,247	57,089,748	$651,028,968
Class B	355,863	4,614,297	606,117	6,433,584
Class C	1,583,862	20,337,246	1,761,317	18,200,415
Class I	59,813,082	826,378,339	43,002,783	492,844,984
Class W	717,773	9,700,883	1,940,854	20,748,533
Class R1	146,402	1,825,166	192,747	1,966,129
Class R2	2,463,596	32,377,272	2,226,873	23,864,850
Class R3	5,133,884	67,774,970	9,161,620	101,894,308
Class R4	8,703,911	116,935,708	31,977,909	368,441,033
Class 529A	16,379	220,737	22,059	238,803
Class 529B	2,338	29,508	3,547	38,043
Class 529C	21,691	271,302	12,320	121,927
	130,187,786	$1,774,183,675	147,997,894	$1,685,821,577
Shares issued to shareholders in reinvestment of distributions
Class A	1,187,502	$16,435,027	2,339,975	$25,599,320
Class B	22,085	292,187	152,830	1,598,607
Class C	44,853	586,676	185,169	1,918,356
Class I	1,329,042	18,952,132	4,852,081	54,634,430
Class W	27,928	385,126	54,152	590,258
Class R1	4,457	57,449	17,083	174,419
Class R2	56,616	763,746	127,339	1,359,979
Class R3	155,597	2,134,798	355,391	3,855,992
Class R4	619,267	8,570,656	339,960	3,719,163
Class 529A	1,498	20,502	4,578	49,532
Class 529B	326	4,205	1,263	12,920
Class 529C	478	6,176	1,669	17,089
	3,449,649	$48,208,680	8,431,490	$93,530,065

38

Notes to Financial Statements – continued

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(35,311,696)	$(469,559,710)	(63,995,315)	$(690,563,452)
Class B	(1,604,734)	(20,743,200)	(3,502,910)	(36,143,427)
Class C	(2,273,844)	(28,783,383)	(4,029,911)	(41,401,443)
Class I	(25,263,721)	(345,902,356)	(69,594,402)	(733,568,181)
Class W	(634,355)	(8,421,102)	(1,212,941)	(12,778,436)
Class R1	(182,683)	(2,299,968)	(281,811)	(2,885,069)
Class R2	(1,553,198)	(20,557,981)	(3,702,118)	(46,414,385)
Class R3	(3,838,307)	(51,412,629)	(3,047,997)	(32,042,160)
Class R4	(8,591,098)	(117,652,934)	(5,002,416)	(55,566,180)
Class 529A	(12,247)	(162,642)	(40,306)	(422,830)
Class 529B	(1,219)	(15,388)	(8,701)	(80,772)
Class 529C	(7,834)	(99,103)	(17,943)	(171,533)
	(79,274,936)	$(1,065,610,396)	(154,436,771)	$(1,652,037,868)
Net change
Class A	17,104,811	$240,593,564	(4,565,592)	$(13,935,164)
Class B	(1,226,786)	(15,836,716)	(2,743,963)	(28,111,236)
Class C	(645,129)	(7,859,461)	(2,083,425)	(21,282,672)
Class I	35,878,403	499,428,115	(21,739,538)	(186,088,767)
Class W	111,346	1,664,907	782,065	8,560,355
Class R1	(31,824)	(417,353)	(71,981)	(744,521)
Class R2	967,014	12,583,037	(1,347,906)	(21,189,556)
Class R3	1,451,174	18,497,139	6,469,014	73,708,140
Class R4	732,080	7,853,430	27,315,453	316,594,016
Class 529A	5,630	78,597	(13,669)	(134,495)
Class 529B	1,445	18,325	(3,891)	(29,809)
Class 529C	14,335	178,375	(3,954)	(32,517)
	54,362,499	$756,781,959	1,992,613	$127,313,774

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 15%, 4%, 3% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund , MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

39

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $51,471 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	101,861,738	1,140,854,303	(1,225,368,570)	17,347,471

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$85,800	$17,347,471

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Research International Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 18, 2010

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

Jose Luis Garcia

Thomas Melendez

State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

48

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

49

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

50

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

51

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2009 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $99,813,647. The fund intends to pass through foreign tax credits of $8,120,188 for the fiscal year.

52

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Technology Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

SCT-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	11.4%
Google, Inc., “A”	7.0%
Cisco Systems, Inc.	7.0%
Oracle Corp.	6.7%
International Business Machines Corp.	5.3%
EMC Corp.	4.8%
Hewlett-Packard Co.	4.7%
Intel Corp.	3.2%
Visa, Inc., “A”	3.1%
Microchip Technology, Inc.	2.9%

Top five industries (i)
Computer Systems	31.2%
Computer Software	22.0%
Business Services	11.9%
Network & Telecom (s)	11.5%
Internet	7.3%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

(s)	Top five industry includes common stocks and securities sold short.

Percentages are based on net assets as of 8/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2010, Class A shares of the MFS Technology Fund (the “fund”) provided a total return of 6.69%, at net asset value. This compares with a return of 4.91% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 4.09% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to

3

Management Review – continued

weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Contributors to Performance

Stock selection in the computer software industry was a positive factor contributing to the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. Holdings of internet software service provider Akamai Technologies, business intelligence software firm MicroStrategy (h), and internet infrastructure services provider VeriSign were among the fund’s top relative contributors. Shares of VeriSign rose as Symantec announced that it would be purchasing the majority of VeriSign’s certificate and authentication security services business.

Stock selection in the internet industry also aided relative results. The fund’s holdings of online restaurant reservation company OpenTable (b) benefited relative results as this stock outperformed the benchmark over the reporting period. Shares of OpenTable moved higher after the company announced success in seating diners through its online applications.

A combination of stock selection and an overweighted position in the consumer services industry bolstered relative performance. Holdings of strong-performing travel service provider Ctrip.Com International (b) benefited relative returns.

Stocks in other industries that aided relative returns included systems and software data storage manufacturer 3Par (b), electronics design and manufacturing services provider Flextronics (b)(h) (Singapore), and WAN optimization product manufacturer Riverbed Technology. The fund’s lack of exposure to wireless solutions provider Research in Motion (h), and not holding poor-performing wireless communications software company QUALCOMM, also helped relative performance.

Detractors from Performance

Stock selection and, to a lesser extent, an underweighted position in the specialty stores industry dampened relative performance. Holdings of poor-performing video game retailer Gamestop (b)(h), and the timing of our ownership in internet retailer Amazon.com (h), detracted from relative results.

A combination of stock selection and an overweighted position in the leisure and toys industry also hurt relative performance. Entertainment software company THQ (b) weighed on relative returns as this stock underperformed the benchmark over the reporting period. THQ’s lower-than-expected sales guidance for the third quarter of 2010 put pressure on the company’s stock price.

Elsewhere, the fund’s position in smart-phone manufacturer Palm Inc. (h), supplemented by additional exposure via call options on the stock, hindered

4

Management Review – continued

relative performance. Shares of Palm fell amid weak sales of its new Pre smart-phone and increasing doubt about its ability to gain traction in the fast-growing and increasingly competitive smart-phone market. An underweighted position in strong-performing computer and personal electronics maker Apple, and holding put options on broadband communications and networking services company Broadcom (h), also held back relative performance. Holdings of solid state technologies and solutions provider STEC (h), enterprise storage systems provider Compellent Technologies (b), direct-sale computer vendor Dell, and silicon wafers maker MEMC Electronic Materials (h) were other top relative detractors for the reporting period.

Respectfully,

Joseph MacDougall

Portfolio Manager

Note to Shareholders: Effective May 5, 2010, Joseph MacDougall became the manager of the fund. Previously, the fund was managed by Telis Bertsekas.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/10

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	6.69%	5.95%	(8.09)%	N/A
B	4/14/00	5.85%	5.23%	(8.70)%	N/A
C	4/14/00	5.87%	5.21%	(8.71)%	N/A
I	1/02/97	6.89%	6.28%	(7.74)%	N/A
R1	4/01/05	5.77%	5.15%	N/A	6.01%
R2	10/31/03	6.36%	5.67%	N/A	4.06%
R3	4/01/05	6.60%	5.90%	N/A	6.79%
R4	4/01/05	6.87%	6.22%	N/A	7.10%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		4.91%	(0.91)%	(1.81)%	N/A
Standard & Poor’s North American Technology Sector Index (f)		4.09%	1.97%	(8.76)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.56%	4.70%	(8.63)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		1.85%	4.90%	(8.70)%	N/A
C With CDSC (1% for 12 months) (x)		4.87%	5.21%	(8.71)%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years performance history.) No comparative benchmark performance information is provided for “life” periods. (See Note to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
A	Actual	1.63%	$1,000.00	$1,004.26	$8.23
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
B	Actual	2.38%	$1,000.00	$1,000.00	$12.00
	Hypothetical (h)	2.38%	$1,000.00	$1,013.21	$12.08
C	Actual	2.38%	$1,000.00	$1,000.00	$12.00
	Hypothetical (h)	2.38%	$1,000.00	$1,013.21	$12.08
I	Actual	1.38%	$1,000.00	$1,004.92	$6.97
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02
R1	Actual	2.38%	$1,000.00	$1,000.00	$12.00
	Hypothetical (h)	2.38%	$1,000.00	$1,013.21	$12.08
R2	Actual	1.88%	$1,000.00	$1,002.61	$9.49
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
R3	Actual	1.63%	$1,000.00	$1,003.40	$8.23
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
R4	Actual	1.38%	$1,000.00	$1,005.03	$6.97
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.8%
Issuer	Shares/Par	Value ($)

Business Services - 11.9%
Accenture Ltd., “A”	108,930	$3,986,835
Cognizant Technology Solutions Corp., “A” (a)	54,420	3,134,864
Constant Contact, Inc. (a)	65,790	1,165,799
MasterCard, Inc., “A”	20,550	4,076,298
Visa, Inc., “A”	62,480	4,309,870

		$16,673,666
Computer Software - 20.6%
Adobe Systems, Inc. (a)	62,420	$1,732,779
Akamai Technologies, Inc. (a)	17,260	795,168
Autodesk, Inc. (a)	113,700	3,155,175
Cadence Design Systems, Inc. (a)	226,210	1,538,228
CommVault Systems, Inc. (a)	19,200	471,360
Intuit, Inc. (a)	21,900	937,320
Oracle Corp. (s)	428,860	9,383,457
Parametric Technology Corp. (a)	158,060	2,694,923
Red Hat, Inc. (a)	71,060	2,455,123
Salesforce.com, Inc. (a)	26,420	2,903,030
VeriSign, Inc. (a)	100,280	2,921,156

		$28,987,719
Computer Software - Systems - 31.3%
3Par, Inc. (a)	51,890	$1,666,707
Apple, Inc. (a)(s)	65,540	15,950,470
Compellent Technologies, Inc. (a)	36,290	554,148
Dell, Inc. (a)	87,100	1,025,167
EMC Corp. (a)	367,300	6,699,552
Hewlett-Packard Co.	172,300	6,630,104
International Business Machines Corp.	60,760	7,487,455
IntraLinks Holdings, Inc. (a)	47,540	618,020
NetApp, Inc. (a)	50,470	2,041,007
Netezza Corp. (a)	44,600	867,916
Nintendo Co. Ltd.	1,725	480,068

		$44,020,614
Consumer Services - 1.2%
Ctrip.com International Ltd., ADR (a)	42,350	$1,714,752

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 1.3%
Amphenol Corp., “A”	43,860	$1,785,979

Electronics - 10.9%
First Solar, Inc. (a)	28,510	$3,645,004
Intel Corp.	254,520	4,510,094
Microchip Technology, Inc.	147,300	4,078,737
Samsung Electronics Co. Ltd., GDR	2,261	711,085
Silicon Laboratories, Inc. (a)	37,020	1,411,943
Stratasys, Inc. (a)	42,370	962,223

		$15,319,086
Internet - 7.3%
Google, Inc., “A” (a)	21,925	$9,866,689
OpenTable, Inc. (a)	8,130	433,329

		$10,300,018
Leisure & Toys - 1.4%
THQ, Inc. (a)	531,040	$1,885,192

Medical & Health Technology & Services - 0.2%
MedAssets, Inc. (a)	15,820	$313,552

Network & Telecom - 12.1%
Acme Packet, Inc. (a)	13,500	$453,600
Cisco Systems, Inc. (a)(s)	490,270	9,829,914
Fortinet, Inc. (a)	86,030	1,754,152
Juniper Networks, Inc. (a)	70,050	1,905,360
RealD, Inc. (a)	1,090	18,214
Riverbed Technology, Inc. (a)	77,000	2,953,720

		$16,914,960
Printing & Publishing - 0.1%
MSCI, Inc., “A” (a)	5,270	$157,573

Telephone Services - 1.5%
Cogent Communications Group, Inc. (a)	129,270	$1,127,234
Virgin Media, Inc.	48,570	1,010,742

		$2,137,976
Total Common Stocks (Identified Cost, $149,732,275)		$140,211,087

12

Portfolio of Investments – continued

Convertible Bonds - 2.5%
Issuer	Shares/Par	Value ($)

Computer Software - 1.4%
Verisign, Inc., 3.25%, 2037	$1,960,000	$1,986,950

Leisure & Toys - 1.1%
THQ, Inc., 5%, 2014 (z)	$1,760,000	$1,480,600
Total Convertible Bonds (Identified Cost, $3,105,157)		$3,467,550

Money Market Funds (v) - 1.9%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	2,727,663	$2,727,663

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.4%
Atmel Corp. - February 2011 @ $6	1,897	$161,245
SanDisk Corp. - January 2011 @ $45	233	294,745
Skyworks Solutions, Inc. - November 2010 @ $17.50	384	46,080
Total Put Options Purchased (Premiums Paid, $408,618)		$502,070
Total Investments (Identified Cost, $155,973,713)		$146,908,370

Call Options Written - 0.0%
Apple, Inc. - September 2010 @ $270	(237)	$(9,243)
First Solar, Inc. - September 2010 @ $145	(40)	(1,880)
Intel Corp. - September 2010 @ $17	(201)	(18,693)
Intel Corp. - September 2010 @ $18	(582)	(20,370)
MedAssets, Inc. - September 2010 @ $22.50	(74)	(592)
Total Call Options Written (Premiums Received, $126,568)		$(50,778)

Put Options Written - 0.0%
Isilon Systems, Inc. - September 2010 @ $17.50 (Premiums Received, $19,646)	(333)	$(14,984)

Issuer	Shares/Par
Securities Sold Short - (6.6)%
Electronics - (6.1)%
AVX Corp.	(81,800)	$(1,016,774)
LG Display Co. Ltd., ADR	(86,000)	(1,210,880)
Marvell Technology Group Ltd. (a)	(70,700)	(1,126,958)
Sanmina-SCI Corp. (a)	(189,500)	(1,711,185)
Texas Instruments, Inc.	(35,500)	(817,565)

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Securities Sold Short - continued
Electronics - continued
Vishay Intertechnology, Inc. (a)	(216,400)	$(1,664,116)
Xilinx, Inc.	(41,200)	(994,980)

		$(8,542,458)
Network & Telecom - (0.5)%
Infinera Corp. (a)	(84,500)	$(713,180)
Total Securities Sold Short (Proceeds Received, $9,661,904)		$(9,255,638)

Other Assets, Less Liabilities - 2.1%		2,925,074
Net Assets - 100.0%		$140,512,044

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and written options. At August 31, 2010, the value of the securities pledged amounted to $4,927,877.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
THQ, Inc., 5%, 2014	7/30/09-12/08/09	$1,751,521	$1,480,600
% of Net Assets			1.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $153,246,050)	$144,180,707
Underlying funds, at cost and value	2,727,663
Total investments, at value (identified cost, $155,973,713)	$146,908,370
Restricted cash	7,777,992
Receivables for
Investments sold	1,325,590
Fund shares sold	581,599
Interest and dividends	132,707
Other assets	591
Total assets	$156,726,849
Liabilities
Payables for
Dividends on securities sold short	$17,568
Securities sold short, at value (proceeds received, $9,661,904)	9,255,638
Investments purchased	4,592,363
Fund shares reacquired	2,056,429
Written options outstanding, at value (premiums received, $146,214)	65,762
Payable to affiliates
Investment adviser	5,883
Shareholder servicing costs	91,451
Distribution and service fees	3,268
Administrative services fee	167
Payable for independent Trustees’ compensation	53,861
Accrued expenses and other liabilities	72,415
Total liabilities	$16,214,805
Net assets	$140,512,044
Net assets consist of
Paid-in capital	$246,470,563
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(8,578,625)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(97,327,085)
Accumulated net investment loss	(52,809)
Net assets	$140,512,044
Shares of beneficial interest outstanding	12,089,685

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$82,975,985	7,034,827	$11.80
Class B	11,848,800	1,074,332	11.03
Class C	16,858,018	1,531,260	11.01
Class I	8,872,872	723,708	12.26
Class R1	1,421,177	129,309	10.99
Class R2	13,501,374	1,169,979	11.54
Class R3	4,588,663	389,103	11.79
Class R4	445,155	37,167	11.98

(a) Maximum offering price was equal to the net asset value for all share classes, except for Class A, for which the maximum offering price per share was $12.52 [100 / 94.25 x $11.80]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$838,807
Interest	237,183
Dividends from underlying funds	3,582
Foreign taxes withheld	(21,580)
Total investment income	$1,057,992
Expenses
Management fee	$1,193,331
Distribution and service fees	676,661
Shareholder servicing costs	576,950
Administrative services fee	33,128
Independent Trustees’ compensation	11,958
Custodian fee	52,262
Shareholder communications	59,075
Auditing fees	50,284
Legal fees	3,134
Dividend and interest expense on securities sold short	75,380
Miscellaneous	130,602
Total expenses	$2,862,765
Fees paid indirectly	(11)
Reduction of expenses by investment adviser	(79,162)
Net expenses	$2,783,592
Net investment loss	$(1,725,600)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis) Investment transactions	$14,662,287
Written option transactions	934,433
Securities sold short	624,552
Foreign currency transactions	(15,341)
Net realized gain (loss) on investments and foreign currency transactions	$16,205,931
Change in unrealized appreciation (depreciation) Investments	$(6,102,139)
Written options	80,452
Securities sold short	406,266
Net unrealized gain (loss) on investments	$(5,615,421)
Net realized and unrealized gain (loss) on investments and foreign currency	$10,590,510
Change in net assets from operations	$8,864,910

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment loss	$(1,725,600)	$(464,160)
Net realized gain (loss) on investments and foreign currency transactions	16,205,931	(26,058,097)
Net unrealized gain (loss) on investments	(5,615,421)	16,461,474
Change in net assets from operations	$8,864,910	$(10,060,783)
Change in net assets from fund share transactions	$(10,982,910)	$27,332,525
Total change in net assets	$(2,118,000)	$17,271,742
Net assets
At beginning of period	142,630,044	125,358,302
At end of period (including accumulated net investment loss of $52,809 and $2,473, respectively)	$140,512,044	$142,630,044

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.06	$12.46	$13.34	$10.13	$8.84
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.03)	$(0.07)	$(0.10)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	(1.37)	(0.81)	3.31	1.40
Total from investment operations	$0.74	$(1.40)	$(0.88)	$3.21	$1.29
Net asset value, end of period	$11.80	$11.06	$12.46	$13.34	$10.13
Total return (%) (r)(s)(t)	6.69	(11.24)	(6.60)	31.69	14.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.85	1.66	1.70	1.79
Expenses after expense reductions (f)	1.57	1.48	1.51	1.50	1.50
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.53	1.44	1.50	N/A	N/A
Net investment loss	(0.91)	(0.34)	(0.56)	(0.82)	(1.13)
Portfolio turnover	182	226	231	266	217
Net assets at end of period (000 omitted)	$82,976	$86,720	$64,791	$56,598	$43,313

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.42	$11.82	$12.74	$9.73	$8.55
Income (loss) from investment operations
Net investment loss (d)	$(0.19)	$(0.08)	$(0.16)	$(0.17)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	(1.32)	(0.76)	3.18	1.35
Total from investment operations	$0.61	$(1.40)	$(0.92)	$3.01	$1.18
Net asset value, end of period	$11.03	$10.42	$11.82	$12.74	$9.73
Total return (%) (r)(s)(t)	5.85	(11.84)	(7.22)	30.94	13.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.37	2.58	2.32	2.36	2.44
Expenses after expense reductions (f)	2.32	2.19	2.16	2.15	2.15
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.27	2.15	2.15	N/A	N/A
Net investment loss	(1.66)	(0.98)	(1.24)	(1.47)	(1.79)
Portfolio turnover	182	226	231	266	217
Net assets at end of period (000 omitted)	$11,849	$15,182	$23,254	$38,540	$39,025

Class C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.40	$11.80	$12.72	$9.72	$8.54
Income (loss) from investment operations
Net investment loss (d)	$(0.19)	$(0.08)	$(0.16)	$(0.17)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	(1.32)	(0.76)	3.17	1.35
Total from investment operations	$0.61	$(1.40)	$(0.92)	$3.00	$1.18
Net asset value, end of period	$11.01	$10.40	$11.80	$12.72	$9.72
Total return (%) (r)(s)(t)	5.87	(11.86)	(7.23)	30.86	13.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.38	2.57	2.31	2.35	2.44
Expenses after expense reductions (f)	2.33	2.19	2.16	2.15	2.15
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.28	2.15	2.15	N/A	N/A
Net investment loss	(1.66)	(1.00)	(1.22)	(1.46)	(1.78)
Portfolio turnover	182	226	231	266	217
Net assets at end of period (000 omitted)	$16,858	$15,356	$15,765	$16,064	$11,659

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$11.47	$12.88		$13.74	$10.39	$9.04
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.00	)(w)	$(0.03)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.87	(1.41)		(0.83)	3.41	1.43
Total from investment operations	$0.79	$(1.41)		$(0.86)	$3.35	$1.35
Net asset value, end of period	$12.26	$11.47		$12.88	$13.74	$10.39
Total return (%) (r)(s)	6.89	(10.95)		(6.26)	32.24	14.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.56		1.31	1.35	1.43
Expenses after expense reductions (f)	1.33	1.19		1.16	1.15	1.15
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.29	1.15		1.15	N/A	N/A
Net investment loss	(0.66)	(0.03)		(0.20)	(0.47)	(0.78)
Portfolio turnover	182	226		231	266	217
Net assets at end of period (000 omitted)	$8,873	$6,726		$4,958	$4,180	$3,492

Class R1	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$10.39	$11.78		$12.70	$9.72	$8.55
Income (loss) from investment operations
Net investment loss (d)	$(0.19)	$(0.08)		$(0.15)	$(0.19)	$(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	0.79	(1.31)		(0.77)	3.17	1.35
Total from investment operations	$0.60	$(1.39)		$(0.92)	$2.98	$1.17
Net asset value, end of period	$10.99	$10.39		$11.78	$12.70	$9.72
Total return (%) (r)(s)	5.77	(11.80)		(7.24)	30.66	13.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.38	2.58		2.36	2.48	2.63
Expenses after expense reductions (f)	2.32	2.19		2.21	2.25	2.25
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.28	2.15		2.20	N/A	N/A
Net investment loss	(1.66)	(0.96)		(1.22)	(1.63)	(1.88)
Portfolio turnover	182	226		231	266	217
Net assets at end of period (000 omitted)	$1,421	$1,585		$2,026	$1,235	$213

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.85	$12.25	$13.14	$10.00	$8.76
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.04)	$(0.09)	$(0.13)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	(1.36)	(0.80)	3.27	1.38
Total from investment operations	$0.69	$(1.40)	$(0.89)	$3.14	$1.24
Net asset value, end of period	$11.54	$10.85	$12.25	$13.14	$10.00
Total return (%) (r)(s)	6.36	(11.43)	(6.77)	31.40	14.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	2.07	1.85	1.98	2.18
Expenses after expense reductions (f)	1.82	1.69	1.71	1.80	1.80
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.78	1.65	1.69	N/A	N/A
Net investment loss	(1.16)	(0.50)	(0.65)	(1.07)	(1.41)
Portfolio turnover	182	226	231	266	217
Net assets at end of period (000 omitted)	$13,501	$13,775	$12,098	$5,292	$800

Class R3	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.06	$12.45	$13.33	$10.12	$8.85
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.02)	$(0.06)	$(0.10)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	(1.37)	(0.82)	3.31	1.41
Total from investment operations	$0.73	$(1.39)	$(0.88)	$3.21	$1.27
Net asset value, end of period	$11.79	$11.06	$12.45	$13.33	$10.12
Total return (%) (r)(s)	6.60	(11.16)	(6.60)	31.72	14.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.82	1.61	1.70	1.84
Expenses after expense reductions (f)	1.58	1.44	1.46	1.55	1.55
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.53	1.40	1.44	N/A	N/A
Net investment loss	(0.90)	(0.24)	(0.44)	(0.76)	(1.18)
Portfolio turnover	182	226	231	266	217
Net assets at end of period (000 omitted)	$4,589	$3,133	$2,390	$1,547	$113

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 8/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$11.21	$12.58		$13.43	$10.17	$8.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.00	)(w)	$(0.03)	$(0.07)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	(1.37)		(0.82)	3.33	1.40
Total from investment operations	$0.77	$(1.37)		$(0.85)	$3.26	$1.31
Net asset value, end of period	$11.98	$11.21		$12.58	$13.43	$10.17
Total return (%) (r)(s)	6.87	(10.89)		(6.33)	32.06	14.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.54		1.35	1.45	1.53
Expenses after expense reductions (f)	1.36	1.18		1.20	1.25	1.25
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.31	1.15		1.19	N/A	N/A
Net investment loss	(0.65)	(0.02)		(0.24)	(0.56)	(0.88)
Portfolio turnover	182	226		231	266	217
Net assets at end of period (000 omitted)	$445	$153		$76	$81	$62

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended August 31, 2008 would have each been lower by approximately 0.55%. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Global Research Analyst II, the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended August 31, 2007 would have each been lower by approximately 0.56%.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

24

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with

25

Notes to Financial Statements – continued

price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$140,713,157	$—	$—	$140,713,157
Corporate Bonds	—	3,467,550	—	3,467,550
Mutual Funds	2,727,663	—	—	2,727,663
Total Investments	$143,440,820	$3,467,550	$—	$146,908,370

Short Sales	$(9,255,638)	$—	$—	$(9,255,638)

Other Financial Instruments
Written Options	$(65,170)	$(592)	$—	$(65,762)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency

26

Notes to Financial Statements – continued

exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Equity Contracts	Purchased Equity Options	$502,070	$—
Equity Contracts	Written Equity Options	—	(65,762)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2010 as reported in the Statement of Operations:

	Investment Transactions (Purchased Options)	Written Options
Equity Contracts	$(1,774,688)	$934,433

27

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2010 as reported in the Statement of Operations:

	Investments (Purchased Options)	Written Options
Equity Contracts	$107,581	$80,452

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option

28

Notes to Financial Statements – continued

was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	31,062	2,104,465
Options closed	(20,350)	(1,351,775)
Options expired	(9,245)	(606,476)
Outstanding, end of period	1,467	$146,214

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified

29

Notes to Financial Statements – continued

number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2010, this expense amounted to $75,380. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are

30

Notes to Financial Statements – continued

collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by

31

Notes to Financial Statements – continued

the fund. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, expiration of capital loss carryforwards, and wash sale loss deferrals.

The fund declared no distributions for the years ended August 31, 2010 and August 31, 2009.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$156,334,616
Gross appreciation	6,052,796
Gross depreciation	(15,479,042)
Net unrealized appreciation (depreciation)	$(9,426,246)

Capital loss carryforwards	(93,353,234)
Post-October capital loss deferral	(3,612,141)
Other temporary differences	433,102

32

Notes to Financial Statements – continued

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/11	$(74,891,618)
8/31/12	(4,463,246)
8/31/17	(13,998,370)
$(93,353,234)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that operating expenses did not exceed 0.40% annually of the fund’s average daily net assets. This written agreement terminated on December 31, 2009. For the period September 1, 2009 through December 31 2009, this reduction amounted to $78,340 and is reflected as a reduction of total expenses on the Statement of Operations.

Effective January 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.63%	2.38%	2.38%	1.38%	2.38%	1.88%	1.63%	1.38%

33

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2011. For the period January 1, 2010 through August 31, 2010, the fund’s actual operating expenses did not exceed this limit and therefore, the investment advisor did not pay any further portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $37,211 for the year ended August 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$237,867
Class B	0.75%	0.25%	1.00%	1.00%	$146,451
Class C	0.75%	0.25%	1.00%	1.00%	$192,231
Class R1	0.75%	0.25%	1.00%	1.00%	$15,979
Class R2	0.25%	0.25%	0.50%	0.50%	$74,626
Class R3	—	0.25%	0.25%	0.25%	$9,507
Total Distribution and Service Fees					$676,661

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

34

Notes to Financial Statements – continued

Amount
Class A	$270
Class B	37,211
Class C	28,049

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $282,334, which equated to 0.1776% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $294,616.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0208% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are

35

Notes to Financial Statements – continued

periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $504 and the Retirement Deferral plan resulted in an expense of $5,875. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $53,838 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,519 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $822, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales and short-term obligations, aggregated $284,491,584 and $287,488,636, respectively.

36

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,451,344	$41,648,400	5,014,951	$46,118,308
Class B	237,792	2,699,151	371,721	3,101,549
Class C	701,657	7,954,717	473,991	4,114,178
Class I	403,016	5,083,799	338,035	3,274,017
Class R1	42,847	483,426	86,025	682,554
Class R2	584,085	6,873,728	677,826	5,857,349
Class R3	277,562	3,360,292	147,649	1,212,851
Class R4	30,277	377,609	7,894	58,764
	5,728,580	$68,481,122	7,118,092	$64,419,570

Shares reacquired
Class A	(4,254,808)	$(50,905,467)	(2,376,489)	$(21,266,305)
Class B	(620,311)	(7,046,802)	(882,277)	(7,019,791)
Class C	(646,318)	(7,220,539)	(334,157)	(2,670,474)
Class I	(265,714)	(3,307,416)	(136,625)	(1,324,807)
Class R1	(66,120)	(751,557)	(105,398)	(908,227)
Class R2	(683,590)	(8,067,563)	(396,304)	(3,409,828)
Class R3	(171,681)	(2,082,014)	(56,395)	(485,407)
Class R4	(6,800)	(82,674)	(257)	(2,206)
	(6,715,342)	$(79,464,032)	(4,287,902)	$(37,087,045)

Net change
Class A	(803,464)	$(9,257,067)	2,638,462	$24,852,003
Class B	(382,519)	(4,347,651)	(510,556)	(3,918,242)
Class C	55,339	734,178	139,834	1,443,704
Class I	137,302	1,776,383	201,410	1,949,210
Class R1	(23,273)	(268,131)	(19,373)	(225,673)
Class R2	(99,505)	(1,193,835)	281,522	2,447,521
Class R3	105,881	1,278,278	91,254	727,444
Class R4	23,477	294,935	7,637	56,558
	(986,762)	$(10,982,910)	2,830,190	$27,332,525

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

37

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $2,035 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,364,705	73,809,227	(73,446,269)	2,727,663

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,582	$2,727,663

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Technology Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 18, 2010

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

44

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Joseph MacDougall

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

46

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

47

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed with the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

48

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

49

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

50

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

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MFS® Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/10

EIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	3.8%
AT&T, Inc.	3.5%
Philip Morris International, Inc.	3.3%
Goldman Sachs Group, Inc.	2.8%
Johnson & Johnson	2.8%
Bank of New York Mellon Corp.	2.6%
MetLife, Inc.	2.6%
JPMorgan Chase & Co.	2.5%
Chevron Corp.	2.3%
United Technologies Corp.	2.2%

Equity sectors
Financial Services	21.4%
Health Care	12.3%
Energy	11.8%
Consumer Staples	11.0%
Industrial Goods & Services	10.4%
Utilities & Communications	9.0%
Technology	6.4%
Special Products & Services	4.0%
Basic Materials	3.3%
Retailing	3.3%
Leisure	3.2%
Autos & Housing	2.2%
Transportation	0.5%

Percentages are based on net assets as of 8/31/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2010, Class A shares of the MFS Value Fund (the “fund”) provided a total return of 1.88%, at net asset value. This compares with a return of 4.96% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to

Management Review – continued

weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Detractors from Performance

Stock selection in the financial services sector dampened returns relative to the Russell 1000 Value Index. Overweighted positions in investment management company State Street, global financial services provider Bank of New York Mellon, and investment banking firm Goldman Sachs Group held back relative results as all three stocks underperformed the benchmark during the reporting period. Shares of Bank of New York Mellon fell, in part, as the low interest rate environment hurt net margins during the reporting period.

An underweighted position in the relatively strong leisure sector was another negative factor for performance. No individual securities within this sector were among the fund’s top relative detractors for the reporting period.

Stock selection in the industrial goods and services sector also hindered relative performance. The fund’s holdings of defense contractor Lockheed Martin, and not holding strong-performing aerospace company Boeing, hampered relative results. Shares of Lockheed Martin lagged the benchmark as the company reduced its future guidance due to higher-than-expected pension expenses.

Stocks in other sectors that detracted from relative performance included integrated oil company TOTAL S.A. (b), medical device maker Medtronic, drugstore retailer CVS, homebuilder Pulte Group, and offshore drilling contractor Transocean (b). We believe that shares of TOTAL were negatively affected due to concerns about its longer term production growth outlook following a reduction of its forecast for 2013 and beyond.

Currency exposure was another detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

An overweighted position in the consumer staples sector was a positive factor for relative performance. Holdings of tobacco company Philip Morris International and global food company Nestle S.A. (b) aided relative returns as both stocks outperformed the benchmark over the reporting period. Shares of Nestle rose on better-than-expected revenue performance and the company’s announcement of an accelerated share repurchase program.

Elsewhere, the fund’s underweighted positions in integrated oil and gas company Exxon Mobil and financial services firm Bank of America benefited relative results as both stocks underperformed the benchmark over the reporting period. Not holding poor-performing financial services firm

Management Review – continued

Citigroup also helped. Holdings of athletic shoes and apparel manufacturer NIKE (b), voice and data communications services firm Vodafone Group (b), aerospace and defense company Northrop Grumman, auto parts retailer Advance Auto Parts (b), and integrated gas and electricity company Dominion Resources were other top relative contributors for the reporting period.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	1.88%	0.35%	3.14%	N/A
B	11/04/97	1.14%	(0.33)%	2.45%	N/A
C	11/05/97	1.11%	(0.34)%	2.45%	N/A
I	1/02/97	2.12%	0.66%	3.47%	N/A
W	5/01/06	2.04%	N/A	N/A	(1.83)%
R1	4/01/05	1.13%	(0.39)%	N/A	0.04%
R2	10/31/03	1.66%	0.10%	N/A	3.82%
R3	4/01/05	1.90%	0.35%	N/A	0.78%
R4	4/01/05	2.18%	0.62%	N/A	1.06%
529A	7/31/02	1.74%	0.16%	N/A	4.84%
529B	7/31/02	1.01%	(0.52)%	N/A	4.16%
529C	7/31/02	1.06%	(0.51)%	N/A	4.16%
Comparative benchmark
Russell 1000 Value Index (f)		4.96%	(1.69)%	1.92%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.98)%	(0.83)%	2.53%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(2.86)%	(0.67)%	2.45%	N/A
C With CDSC (1% for 12 months) (x)		0.11%	(0.34)%	2.45%	N/A
529A With Initial Sales Charge (5.75%)		(4.11)%	(1.02)%	N/A	4.07%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(2.99)%	(0.85)%	N/A	4.16%
529C With CDSC (1% for 12 months) (x)		0.06%	(0.51)%	N/A	4.16%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2010 through August 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/10	Ending Account Value 8/31/10	Expenses Paid During Period (p) 3/01/10-8/31/10
A	Actual	1.00%	$1,000.00	$950.51	$4.92
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
B	Actual	1.75%	$1,000.00	$947.39	$8.59
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
C	Actual	1.75%	$1,000.00	$947.13	$8.59
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
I	Actual	0.75%	$1,000.00	$951.87	$3.69
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
W	Actual	0.85%	$1,000.00	$951.15	$4.18
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R1	Actual	1.75%	$1,000.00	$946.88	$8.59
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R2	Actual	1.25%	$1,000.00	$949.54	$6.14
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R3	Actual	1.00%	$1,000.00	$950.46	$4.92
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R4	Actual	0.75%	$1,000.00	$952.14	$3.69
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
529A	Actual	1.10%	$1,000.00	$949.77	$5.41
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
529B	Actual	1.85%	$1,000.00	$946.32	$9.08
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
529C	Actual	1.85%	$1,000.00	$946.62	$9.08
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)

Aerospace - 9.0%
Honeywell International, Inc.	3,698,780	$144,585,307
Lockheed Martin Corp.	7,160,867	497,823,474
Northrop Grumman Corp.	4,699,205	254,320,975
United Technologies Corp.	4,363,387	284,536,466

		$1,181,266,222
Alcoholic Beverages - 1.4%
Diageo PLC	11,185,349	$181,665,278

Apparel Manufacturers - 0.7%
NIKE, Inc., “B”	1,216,340	$85,143,800

Automotive - 0.3%
Johnson Controls, Inc.	1,548,655	$41,085,817

Broadcasting - 2.4%
Omnicom Group, Inc.	3,690,600	$129,207,906
Walt Disney Co.	5,598,977	182,470,660

		$311,678,566
Business Services - 3.9%
Accenture Ltd., “A”	6,878,560	$251,755,296
Dun & Bradstreet Corp.	1,139,515	75,094,039
MasterCard, Inc., “A”	557,220	110,530,159
Western Union Co.	4,879,340	76,508,051

		$513,887,545
Chemicals - 2.3%
3M Co.	1,992,113	$156,480,476
PPG Industries, Inc.	2,133,657	140,458,640

		$296,939,116
Computer Software - 1.7%
Oracle Corp.	10,006,463	$218,941,410

Computer Software - Systems - 2.5%
Hewlett-Packard Co.	1,915,080	$73,692,278

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - continued
International Business Machines Corp.	2,031,312	$250,318,578

		$324,010,856
Construction - 1.9%
Pulte Homes, Inc. (a)	4,338,185	$34,835,626
Sherwin-Williams Co.	1,943,565	136,788,105
Stanley Black & Decker, Inc.	1,546,319	82,944,551

		$254,568,282
Consumer Products - 0.7%
Procter & Gamble Co.	1,608,279	$95,966,008

Consumer Services - 0.1%
Apollo Group, Inc., “A” (a)	339,225	$14,410,278

Electrical Equipment - 0.7%
Danaher Corp.	2,524,410	$91,711,815

Electronics - 1.4%
Intel Corp.	10,186,607	$180,506,676

Energy - Independent - 3.4%
Apache Corp.	1,948,070	$175,034,090
Devon Energy Corp.	1,573,497	94,850,399
EOG Resources, Inc.	1,005,270	87,327,805
Occidental Petroleum Corp.	1,159,782	84,756,869

		$441,969,163
Energy - Integrated - 6.5%
Chevron Corp.	3,996,944	$296,413,367
Exxon Mobil Corp.	3,596,895	212,792,308
Hess Corp.	3,055,770	153,552,443
TOTAL S.A., ADR	3,881,464	181,070,296

		$843,828,414
Food & Beverages - 5.0%
General Mills, Inc.	3,654,220	$132,136,595
J.M. Smucker Co.	905,657	52,962,821
Kellogg Co.	2,621,431	130,232,692
Nestle S.A.	3,634,739	188,315,461
PepsiCo, Inc.	2,280,203	146,343,429

		$649,990,998

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - 1.0%
CVS Caremark Corp.	2,764,102	$74,630,754
Walgreen Co.	1,951,210	52,448,525

		$127,079,279
General Merchandise - 0.6%
Kohl’s Corp. (a)	850,000	$39,933,000
Wal-Mart Stores, Inc.	796,030	39,912,944

		$79,845,944
Insurance - 7.9%
ACE Ltd.	1,367,420	$73,115,947
Allstate Corp.	3,100,468	85,572,917
Aon Corp.	3,873,110	140,361,506
Chubb Corp.	1,801,485	99,297,853
MetLife, Inc.	8,922,443	335,483,857
Prudential Financial, Inc.	3,236,452	163,667,378
Travelers Cos., Inc.	2,696,533	132,076,186

		$1,029,575,644
Leisure & Toys - 0.5%
Hasbro, Inc.	1,640,730	$66,219,863

Machinery & Tools - 0.7%
Eaton Corp.	1,241,537	$86,261,991

Major Banks - 13.5%
Bank of America Corp.	18,587,420	$231,413,379
Bank of New York Mellon Corp.	14,101,628	342,246,512
Goldman Sachs Group, Inc.	2,699,655	369,690,756
JPMorgan Chase & Co.	8,860,490	322,167,416
PNC Financial Services Group, Inc.	2,114,982	107,779,483
Regions Financial Corp.	2,687,630	17,281,461
State Street Corp.	3,992,095	140,042,693
Wells Fargo & Co.	10,027,907	236,157,210

		$1,766,778,910
Medical Equipment - 3.9%
Becton, Dickinson & Co.	1,692,245	$115,394,187
Medtronic, Inc.	5,643,490	177,657,065
St. Jude Medical, Inc. (a)	2,734,000	94,514,380
Thermo Fisher Scientific, Inc. (a)	1,337,705	56,344,135

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Waters Corp. (a)	1,064,290	$64,410,831

		$508,320,598
Network & Telecom - 0.8%
Cisco Systems, Inc. (a)	5,036,800	$100,987,840

Oil Services - 1.7%
National Oilwell Varco, Inc.	2,722,300	$102,331,257
Noble Corp.	1,643,860	51,156,923
Transocean, Inc. (a)	1,344,680	68,444,212

		$221,932,392
Pharmaceuticals - 8.4%
Abbott Laboratories	5,554,380	$274,053,109
GlaxoSmithKline PLC	3,227,622	60,440,042
Johnson & Johnson	6,462,257	368,477,894
Merck & Co., Inc.	1,774,427	62,388,853
Pfizer, Inc.	16,288,068	259,468,923
Roche Holding AG	498,045	67,697,818

		$1,092,526,639
Railroad & Shipping - 0.5%
Canadian National Railway Co.	1,155,300	$70,496,406

Restaurants - 0.3%
McDonald’s Corp.	593,690	$43,374,991

Specialty Chemicals - 1.0%
Air Products & Chemicals, Inc.	1,854,460	$137,285,674

Specialty Stores - 1.0%
Advance Auto Parts, Inc.	1,086,760	$59,195,817
Home Depot, Inc.	1,280,190	35,602,084
Staples, Inc.	2,324,415	41,304,855

		$136,102,756
Telecommunications - Wireless - 1.7%
Vodafone Group PLC	90,768,063	$218,763,005

Telephone Services - 3.5%
AT&T, Inc.	16,827,042	$454,834,945

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 3.9%
Altria Group, Inc.	3,539,195	$78,994,832
Philip Morris International, Inc.	8,405,389	432,373,210

		$511,368,042
Utilities - Electric Power - 3.6%
CenterPoint Energy, Inc.	809,592	$11,973,866
Dominion Resources, Inc.	1,829,385	78,224,503
Entergy Corp.	704,415	55,536,079
NextEra Energy, Inc.	371,297	19,949,788
PG&E Corp.	2,971,778	138,960,339
PPL Corp.	2,432,522	66,067,298
Public Service Enterprise Group, Inc.	3,112,773	99,484,225

		$470,196,098
Total Common Stocks (Identified Cost, $12,192,474,030)		$12,849,521,261

Convertible Preferred Stocks - 0.4%
Energy - Independent - 0.2%
Apache Corp., 6%	401,270	$21,680,618

Utilities - Electric Power - 0.2%
PPL Corp., 9.5%	432,160	$24,572,618
Total Convertible Preferred Stocks (Identified Cost, $42,116,700)		$46,253,236

Money Market Funds (v) - 0.8%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	106,341,435	$106,341,435
Total Investments (Identified Cost, $12,340,932,165)		$13,002,115,932

Other Assets, Less Liabilities - 0.4%		55,704,246
Net Assets - 100.0%		$13,057,820,178

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $12,234,590,730)	$12,895,774,497
Underlying funds, at cost and value	106,341,435
Total investments, at value (identified cost, $12,340,932,165)	$13,002,115,932
Receivables for
Investments sold	18,289,369
Fund shares sold	39,650,610
Interest and dividends	36,673,915
Other assets	31,315
Total assets	$13,096,761,141
Liabilities
Payables for fund shares reacquired	31,049,893
Payable to affiliates
Investment adviser	403,503
Shareholder servicing costs	6,471,132
Distribution and service fees	157,468
Administrative services fee	10,139
Program manager fees	48
Payable for independent Trustees’ compensation	7,759
Accrued expenses and other liabilities	841,021
Total liabilities	$38,940,963
Net assets	$13,057,820,178
Net assets consist of
Paid-in capital	$13,880,512,046
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	661,283,341
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,514,496,415)
Undistributed net investment income	30,521,206
Net assets	$13,057,820,178
Shares of beneficial interest outstanding	671,095,850

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,980,815,568	255,972,590	$19.46
Class B	238,472,887	12,332,131	19.34
Class C	832,696,261	43,213,559	19.27
Class I	3,289,827,406	168,279,062	19.55
Class W	1,393,428,579	71,681,055	19.44
Class R1	32,934,058	1,719,656	19.15
Class R2	426,938,159	22,115,214	19.31
Class R3	587,644,550	30,275,878	19.41
Class R4	1,266,492,310	65,061,519	19.47
Class 529A	5,191,969	268,409	19.34
Class 529B	1,197,956	62,648	19.12
Class 529C	2,180,475	114,129	19.11

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.65 [100 / 94.25 x $19.46] and $20.52 [100 / 94.25 x $19.34], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$322,071,723
Interest	754,234
Dividends from underlying funds	313,485
Foreign taxes withheld	(3,171,990)
Total investment income	$319,967,452
Expenses
Management fee	$71,748,689
Distribution and service fees	29,566,881
Program manager fees	8,624
Shareholder servicing costs	15,982,327
Administrative services fee	1,824,774
Independent Trustees’ compensation	184,305
Custodian fee	517,104
Shareholder communications	1,228,248
Auditing fees	49,209
Legal fees	243,552
Miscellaneous	1,250,755
Total expenses	$122,604,468
Fees paid indirectly	(74)
Reduction of expenses by investment adviser	(165,440)
Net expenses	$122,438,954
Net investment income	$197,528,498
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(75,604,920)
Foreign currency transactions	256,512
Net realized gain (loss) on investments and foreign currency transactions	$(75,348,408)
Change in unrealized appreciation (depreciation)
Investments	$(58,124,111)
Translation of assets and liabilities in foreign currencies	103,005
Net unrealized gain (loss) on investments and foreign currency translation	$(58,021,106)
Net realized and unrealized gain (loss) on investments and foreign currency	$(133,369,514)
Change in net assets from operations	$64,158,984

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2010	2009
Change in net assets
From operations
Net investment income	$197,528,498	$155,013,245
Net realized gain (loss) on investments and foreign currency transactions	(75,348,408)	(1,089,373,338)
Net unrealized gain (loss) on investments and foreign currency translation	(58,021,106)	(676,628,876)
Change in net assets from operations	$64,158,984	$(1,610,988,969)
Distributions declared to shareholders
From net investment income	$(189,098,118)	$(154,220,972)
Change in net assets from fund share transactions	$2,714,175,974	$1,976,315,828
Total change in net assets	$2,589,236,840	$211,105,887
Net assets
At beginning of period	10,468,583,338	10,257,477,451
At end of period (including undistributed net investment income of $30,521,206 and $21,834,314, respectively)	$13,057,820,178	$10,468,583,338

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.39	$23.75	$28.11	$25.20	$23.81
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.34	$0.32	$0.30	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.06 (g)	(4.35)	(2.43)	3.77	2.48
Total from investment operations	$0.38	$(4.01)	$(2.11)	$4.07	$2.82
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.31)	$(0.36)	$(0.29)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.31)	$(0.35)	$(2.25)	$(1.16)	$(1.43)
Net asset value, end of period	$19.46	$19.39	$23.75	$28.11	$25.20
Total return (%) (r)(s)(t)	1.88	(16.75)	(8.27)	16.42	12.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.09	1.11	1.13	1.17
Expenses after expense reductions (f)	0.98	1.09	1.10	1.11	1.16
Net investment income	1.54	1.94	1.24	1.10	1.40
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$4,980,816	$4,665,411	$5,724,586	$6,239,176	$4,929,525

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.26	$23.59	$27.92	$25.04	$23.66
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.22	$0.15	$0.12	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.07 (g)	(4.34)	(2.41)	3.74	2.49
Total from investment operations	$0.23	$(4.12)	$(2.26)	$3.86	$2.66
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.21)	$(0.13)	$(0.18)	$(0.14)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.15)	$(0.21)	$(2.07)	$(0.98)	$(1.28)
Net asset value, end of period	$19.34	$19.26	$23.59	$27.92	$25.04
Total return (%) (r)(s)(t)	1.14	(17.36)	(8.87)	15.64	11.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.79	1.76	1.78	1.82
Expenses after expense reductions (f)	1.73	1.79	1.75	1.76	1.81
Net investment income	0.80	1.26	0.58	0.44	0.72
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$238,473	$371,270	$672,484	$1,049,401	$1,139,651

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.21	$23.54	$27.88	$25.01	$23.64
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.22	$0.15	$0.12	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.06 (g)	(4.33)	(2.41)	3.74	2.47
Total from investment operations	$0.22	$(4.11)	$(2.26)	$3.86	$2.65
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.22)	$(0.14)	$(0.19)	$(0.14)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.16)	$(0.22)	$(2.08)	$(0.99)	$(1.28)
Net asset value, end of period	$19.27	$19.21	$23.54	$27.88	$25.01
Total return (%) (r)(s)(t)	1.11	(17.35)	(8.88)	15.66	11.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.79	1.76	1.78	1.82
Expenses after expense reductions (f)	1.73	1.79	1.75	1.76	1.81
Net investment income	0.79	1.24	0.59	0.45	0.74
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$832,696	$776,373	$950,299	$1,052,467	$881,538

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.48	$23.87	$28.24	$25.32	$23.91
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.41	$0.40	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	0.06 (g)	(4.38)	(2.44)	3.77	2.49
Total from investment operations	$0.43	$(3.98)	$(2.03)	$4.17	$2.92
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.41)	$(0.40)	$(0.45)	$(0.37)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.36)	$(0.41)	$(2.34)	$(1.25)	$(1.51)
Net asset value, end of period	$19.55	$19.48	$23.87	$28.24	$25.32
Total return (%) (r)(s)	2.12	(16.53)	(7.94)	16.78	12.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.79	0.76	0.78	0.82
Expenses after expense reductions (f)	0.73	0.79	0.75	0.76	0.81
Net investment income	1.79	2.26	1.60	1.45	1.77
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$3,289,827	$2,335,922	$1,663,139	$1,529,643	$1,162,665

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 8/31
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$19.37	$23.74	$28.11	$25.20	$25.04
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.37	$0.37	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.06 (g)	(4.35)	(2.42)	3.77	0.02	(g)
Total from investment operations	$0.41	$(3.98)	$(2.05)	$4.14	$0.26
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.38)	$(0.43)	$(0.10)
From net realized gain on investments	—	—	(1.94)	(0.80)	—
Total distributions declared to shareholders	$(0.34)	$(0.39)	$(2.32)	$(1.23)	$(0.10)
Net asset value, end of period	$19.44	$19.37	$23.74	$28.11	$25.20
Total return (%) (r)(s)	2.04	(16.61)	(8.05)	16.73	1.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.89	0.87	0.88	0.92	(a)
Expenses after expense reductions (f)	0.83	0.88	0.85	0.86	0.91	(a)
Net investment income	1.70	2.12	1.54	1.37	3.32	(a)
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$1,393,429	$999,969	$581,005	$69,115	$8,952

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.09	$23.42	$27.76	$24.93	$23.63
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.21	$0.14	$0.10	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.06 (g)	(4.31)	(2.40)	3.72	2.39
Total from investment operations	$0.22	$(4.10)	$(2.26)	$3.82	$2.61
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.23)	$(0.14)	$(0.19)	$(0.17)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.16)	$(0.23)	$(2.08)	$(0.99)	$(1.31)
Net asset value, end of period	$19.15	$19.09	$23.42	$27.76	$24.93
Total return (%) (r)(s)	1.13	(17.38)	(8.91)	15.55	11.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.78	1.81	1.92	2.02
Expenses after expense reductions (f)	1.73	1.78	1.79	1.86	1.92
Net investment income	0.80	1.24	0.54	0.36	0.93
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$32,934	$30,690	$25,252	$15,823	$4,639

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.24	$23.59	$27.94	$25.07	$23.71
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.30	$0.27	$0.22	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.07 (g)	(4.33)	(2.42)	3.75	2.43
Total from investment operations	$0.33	$(4.03)	$(2.15)	$3.97	$2.74
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.26)	$(0.30)	$(0.24)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.26)	$(0.32)	$(2.20)	$(1.10)	$(1.38)
Net asset value, end of period	$19.31	$19.24	$23.59	$27.94	$25.07
Total return (%) (r)(s)	1.66	(16.96)	(8.46)	16.07	12.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.30	1.47	1.56
Expenses after expense reductions (f)	1.23	1.28	1.28	1.41	1.47
Net investment income	1.29	1.73	1.10	0.81	1.27
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$426,938	$286,115	$246,027	$98,970	$30,001

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.34	$23.71	$28.07	$25.17	$23.81
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.34	$0.33	$0.30	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	0.07 (g)	(4.35)	(2.43)	3.75	2.39
Total from investment operations	$0.38	$(4.01)	$(2.10)	$4.05	$2.81
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.36)	$(0.32)	$(0.35)	$(0.31)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.31)	$(0.36)	$(2.26)	$(1.15)	$(1.45)
Net asset value, end of period	$19.41	$19.34	$23.71	$28.07	$25.17
Total return (%) (r)(s)	1.90	(16.75)	(8.25)	16.38	12.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.03	1.06	1.18	1.22
Expenses after expense reductions (f)	0.98	1.03	1.04	1.16	1.22
Net investment income	1.53	1.94	1.29	1.07	1.80
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$587,645	$341,993	$190,002	$128,909	$46,731

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.39	$23.77	$28.13	$25.22	$23.83
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.37	$0.40	$0.39	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.08 (g)	(4.34)	(2.43)	3.75	2.43
Total from investment operations	$0.44	$(3.97)	$(2.03)	$4.14	$2.88
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.41)	$(0.39)	$(0.43)	$(0.35)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.36)	$(0.41)	$(2.33)	$(1.23)	$(1.49)
Net asset value, end of period	$19.47	$19.39	$23.77	$28.13	$25.22
Total return (%) (r)(s)	2.18	(16.56)	(7.99)	16.70	12.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.77	0.80	0.88	0.92
Expenses after expense reductions (f)	0.73	0.77	0.78	0.86	0.91
Net investment income	1.77	2.10	1.58	1.39	1.80
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$1,266,492	$652,906	$194,753	$137,524	$60,124

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.28	$23.62	$27.96	$25.09	$23.71
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.32	$0.27	$0.23	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.06 (g)	(4.33)	(2.42)	3.74	2.48
Total from investment operations	$0.35	$(4.01)	$(2.15)	$3.97	$2.76
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.33)	$(0.25)	$(0.30)	$(0.24)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.29)	$(0.33)	$(2.19)	$(1.10)	$(1.38)
Net asset value, end of period	$19.34	$19.28	$23.62	$27.96	$25.09
Total return (%) (r)(s)(t)	1.74	(16.84)	(8.45)	16.09	12.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.19	1.30	1.38	1.42
Expenses after expense reductions (f)	1.08	1.19	1.28	1.36	1.41
Net investment income	1.44	1.84	1.05	0.85	1.18
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$5,192	$5,008	$6,025	$6,194	$3,947

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.06	$23.37	$27.69	$24.87	$23.52
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.20	$0.10	$0.06	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.06 (g)	(4.30)	(2.39)	3.71	2.45
Total from investment operations	$0.20	$(4.10)	$(2.29)	$3.77	$2.58
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.21)	$(0.09)	$(0.15)	$(0.09)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.14)	$(0.21)	$(2.03)	$(0.95)	$(1.23)
Net asset value, end of period	$19.12	$19.06	$23.37	$27.69	$24.87
Total return (%) (r)(s)(t)	1.01	(17.46)	(9.05)	15.37	11.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.89	1.95	2.03	2.06
Expenses after expense reductions (f)	1.83	1.89	1.94	2.01	2.06
Net investment income	0.70	1.15	0.40	0.20	0.53
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$1,198	$1,215	$1,624	$1,823	$946

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 8/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.05	$23.35	$27.67	$24.86	$23.51
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.20	$0.10	$0.06	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.07 (g)	(4.30)	(2.39)	3.70	2.46
Total from investment operations	$0.21	$(4.10)	$(2.29)	$3.76	$2.58
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.20)	$(0.09)	$(0.15)	$(0.09)
From net realized gain on investments	—	—	(1.94)	(0.80)	(1.14)
Total distributions declared to shareholders	$(0.15)	$(0.20)	$(2.03)	$(0.95)	$(1.23)
Net asset value, end of period	$19.11	$19.05	$23.35	$27.67	$24.86
Total return (%) (r)(s)(t)	1.06	(17.45)	(9.05)	15.34	11.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.89	1.95	2.03	2.06
Expenses after expense reductions (f)	1.83	1.89	1.94	2.01	2.06
Net investment income	0.69	1.15	0.40	0.20	0.51
Portfolio turnover	22	33	31	26	26
Net assets at end of period (000 omitted)	$2,180	$1,710	$2,282	$2,463	$1,279

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception May 1, 2006 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to

Notes to Financial Statements – continued

U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value

Notes to Financial Statements – continued

hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$12,895,774,497	$—	$—	$12,895,774,497
Mutual Funds	106,341,435	—	—	106,341,435
Total Investments	$13,002,115,932	$—	$—	$13,002,115,932

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and

Notes to Financial Statements – continued

the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/2010	8/31/2009
Ordinary income (including any short-term capital gains)	$189,098,118	$154,220,972

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/10
Cost of investments	$12,589,952,500
Gross appreciation	922,611,494
Gross depreciation	(510,448,062)
Net unrealized appreciation (depreciation)	$412,163,432
Undistributed ordinary income	30,527,999
Capital loss carryforwards	(1,241,796,720)
Post-October capital loss deferral	(23,679,360)
Other temporary differences	92,781

As of August 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/16	$ (173,813,061)
8/31/17	(231,104,956)
8/31/18	(836,878,703)
$(1,241,796,720)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Strategic Value Fund merger, may be limited in a given year.

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/10	Year ended 8/31/09
Class A	$77,078,811	$84,055,338
Class B	2,307,300	4,941,104
Class C	6,708,476	8,662,663
Class I	51,148,662	29,668,552
Class W	20,874,429	13,508,786
Class R1	287,880	309,031
Class R2	4,756,188	3,733,677
Class R3	7,159,981	4,556,365
Class R4	18,677,737	4,668,683
Class 529A	75,622	84,438
Class 529B	8,439	14,160
Class 529C	14,593	18,175
Total	$189,098,118	$154,220,972

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $12.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2012. For the year ended August 31, 2010, this management fee reduction amounted to $99,013, which is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

The management fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.56% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $942,493 and $3,651 for the year ended August 31, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$12,973,374
Class B	0.75%	0.25%	1.00%	1.00%	3,155,129
Class C	0.75%	0.25%	1.00%	1.00%	8,579,811
Class W	0.10%	—	0.10%	0.10%	1,301,008
Class R1	0.75%	0.25%	1.00%	1.00%	351,719
Class R2	0.25%	0.25%	0.50%	0.50%	1,920,880
Class R3	—	0.25%	0.25%	0.25%	1,239,165
Class 529A	—	0.25%	0.25%	0.25%	13,479
Class 529B	0.75%	0.25%	1.00%	1.00%	12,417
Class 529C	0.75%	0.25%	1.00%	1.00%	19,899
Total Distribution and Service Fees					$29,566,881

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of

Notes to Financial Statements – continued

purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2010, were as follows:

Amount
Class A	$5,362
Class B	280,138
Class C	96,480
Class 529B	437
Class 529C	121

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2010, were as follows:

Amount
Class 529A	$5,392
Class 529B	1,242
Class 529C	1,990
Total Program Manager Fees	$8,624

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2010, the fee was $3,169,312, which equated to 0.0250% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $11,976,713.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the

Notes to Financial Statements – continued

underlying fund by the MFS fund-of-fund. For the year ended August 31, 2010, these costs for the fund amounted to $836,302 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2010 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $1,095 and is included in independent Trustees’ compensation for the year period ended August 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $6,793 at August 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $120,124 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund

Notes to Financial Statements – continued

in the amount of $66,427, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $5,384,660,979 and $2,652,881,396, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	80,921,725	$1,666,317,936	114,220,241	$1,977,046,497
Class B	1,441,646	29,592,188	1,851,024	31,978,710
Class C	10,233,797	209,195,401	9,668,328	168,722,263
Class I	82,199,222	1,701,332,259	81,825,274	1,495,504,115
Class W	40,546,955	834,335,991	42,042,814	751,366,445
Class R1	765,739	15,555,067	859,001	14,365,812
Class R2	12,046,356	246,513,123	7,879,905	136,521,336
Class R3	17,836,560	367,238,818	12,546,759	215,521,587
Class R4	39,607,808	813,237,598	29,125,129	501,838,158
Class 529A	43,127	884,156	44,407	725,464
Class 529B	7,129	145,973	8,554	143,812
Class 529C	38,206	782,077	15,101	253,141
	285,688,270	$5,885,130,587	300,086,537	$5,293,987,340

Notes to Financial Statements – continued

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Shares issued in connection with acquisition of MFS Strategic Value Fund
Class A	—	$—	5,927,351	$110,841,470
Class B	—	—	2,483,156	46,161,864
Class C	—	—	1,254,950	23,282,099
Class I	—	—	140,193	2,632,823
Class R1	—	—	43,158	795,393
Class R2	—	—	52,077	966,551
Class R3	—	—	102,973	1,922,735
Class R4	—	—	6,623	123,930
	—	$—	10,010,481	$186,726,865
Shares issued to shareholders in reinvestment of distributions
Class A	3,264,339	$66,600,303	3,646,818	$64,925,044
Class B	97,997	1,986,404	235,893	4,136,858
Class C	200,345	4,048,522	299,018	5,216,018
Class I	1,561,457	31,966,568	1,352,689	24,305,732
Class W	989,823	20,175,204	715,689	12,615,286
Class R1	14,305	287,367	17,971	309,031
Class R2	220,289	4,460,253	202,274	3,554,285
Class R3	351,872	7,157,606	260,962	4,556,365
Class R4	825,880	16,853,941	182,633	3,234,419
Class 529A	3,727	75,575	4,779	84,386
Class 529B	421	8,439	820	14,149
Class 529C	731	14,593	1,053	18,149
	7,531,186	$153,634,775	6,920,599	$122,969,722
Shares reacquired
Class A	(68,850,258)	$(1,410,373,043)	(124,230,352)	$(2,212,076,546)
Class B	(8,482,786)	(174,457,904)	(13,801,295)	(235,153,482)
Class C	(7,641,969)	(154,955,461)	(11,168,256)	(189,581,664)
Class I	(35,415,896)	(726,882,434)	(33,062,871)	(528,992,098)
Class W	(21,479,518)	(440,002,599)	(15,609,548)	(267,801,880)
Class R1	(667,705)	(13,464,981)	(391,073)	(6,633,795)
Class R2	(5,020,720)	(102,325,969)	(3,694,508)	(63,192,966)
Class R3	(5,593,254)	(114,772,226)	(3,243,149)	(55,647,147)
Class R4	(9,036,461)	(186,101,258)	(3,842,938)	(66,874,580)
Class 529A	(38,237)	(780,523)	(44,449)	(749,328)
Class 529B	(8,648)	(173,316)	(15,132)	(246,206)
Class 529C	(14,545)	(299,674)	(24,121)	(418,407)
	(162,249,997)	$(3,324,589,388)	(209,127,692)	$(3,627,368,099)

Notes to Financial Statements – continued

	Year ended 8/31/10		Year ended 8/31/09
	Shares	Amount	Shares	Amount
Net change
Class A	15,335,806	$322,545,196	(435,942)	$(59,263,535)
Class B	(6,943,143)	(142,879,312)	(9,231,222)	(152,876,050)
Class C	2,792,173	58,288,462	54,040	7,638,716
Class I	48,344,783	1,006,416,393	50,255,285	993,450,572
Class W	20,057,260	414,508,596	27,148,955	496,179,851
Class R1	112,339	2,377,453	529,057	8,836,441
Class R2	7,245,925	148,647,407	4,439,748	77,849,206
Class R3	12,595,178	259,624,198	9,667,545	166,353,540
Class R4	31,397,227	643,990,281	25,471,447	438,321,927
Class 529A	8,617	179,208	4,737	60,522
Class 529B	(1,098)	(18,904)	(5,758)	(88,245)
Class 529C	24,392	496,996	(7,967)	(147,117)
	130,969,459	$2,714,175,974	107,889,925	$1,976,315,828

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 2%, 1%, and 1% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2010, the fund’s commitment fee and interest expense were $157,524 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been, or will be, distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Certain procedural conditions of the distribution plan have not been met to date and, as such, the ultimate timing and amount of any payment of the residual amount is not known at this time.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	136,700,516	2,867,190,105	(2,897,549,186)	106,341,435

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$313,485	$106,341,435

(9)	Acquisitions

At close of business on July 24, 2009, the fund acquired all of the assets and liabilities of MFS Strategic Value Fund. The acquisition was accomplished by a tax-free exchange of 10,010,481 shares of the fund (valued at $186,726,865) for all of the assets and liabilities of MFS Strategic Value Fund. MFS Strategic Value Fund then distributed the shares of the fund that MFS Strategic Value Fund received from the fund to its shareholders. MFS Strategic Value Fund’s

Notes to Financial Statements – continued

net assets on that date were $186,726,865, including $5,941,770 of unrealized appreciation, $260,707 of accumulated net investment loss, and $183,222,873 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $9,770,920,204.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of

MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Value Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 18, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ

Board Review of Investment Advisory Agreement – continued

from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion and $10 billion, and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $12.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well

Board Review of Investment Advisory Agreement – continued

as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2010 and 2009, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Cash Reserve Fund	28,550	28,006

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Core Equity Fund	39,956	39,188
MFS Core Growth Fund	40,536	39,757
MFS New Discovery Fund	39,956	39,188
MFS Research International Fund	43,084	42,254
MFS Technology Fund	39,955	39,188
MFS Value Fund	40,536	39,757
Total	244,023	239,332

For the fiscal years ended August 31, 2010 and 2009, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2010	2009	2010	2009	2010	2009
To MFS Cash Reserve Fund	0	0	2,885	2,828	1,382	1,068
To MFS and MFS Related Entities of MFS Cash Reserve Fund*	1,164,377	1,210,192	0	0	0	178,392

Aggregate fees for non-audit services:

	2010	2009
To MFS Cash Reserve Fund, MFS and MFS Related Entities#	1,475,469	1,488,430

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Core Equity Fund	0	0	7,274	7,631	0	0
To MFS Core Growth Fund	0	0	7,274	7,631	0	0
To MFS New Discovery Fund	0	0	7,274	7,631	0	0
To MFS Research International Fund	0	0	7,671	8,021	0	0
To MFS Technology Fund	0	0	7,274	7,631	0	0
To MFS Value Fund	0	0	7,274	7,631	0	0
To MFS and MFS Related Entities of MFS Core Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Core Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Technology Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Value Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2010	2009[5]
To MFS Core Equity Fund, MFS and MFS Related Entities#	245,762	264,049
To MFS Core Growth Fund, MFS and MFS Related Entities#	245,762	264,049
To MFS New Discovery Fund, MFS and MFS Related Entities#	245,762	264,049
To MFS Research International Fund, MFS and MFS Related Entities#	246,159	264,439
To MFS Technology Fund, MFS and MFS Related Entities#	245,762	264,049
To MFS Value Fund, MFS and MFS Related Entities#	245,762	264,049

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended August 31, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: October 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President
(Principal Executive Officer)

Date: October 18, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: October 18, 2010

*	Print name and title of each signing officer under his or her signature.